As filed with the Securities and Exchange Commission on July 5, 2012

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
(Check appropriate box or boxes)

BLACKROCK FUNDS III

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John Perlowski

President and Chief Executive Officer

55 East 52nd Street,

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Ben Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.001 per Share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective August 16, 2012, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM

2.	Questions and Answers for Shareholders of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM

3.	Notice of Joint Special Meeting of Shareholders of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM

4.

Combined Prospectus/Proxy Statement regarding the proposed reorganizations of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., into the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III, and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM, into the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III

5.

Statement of Additional Information regarding the proposed reorganizations of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., into the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III, and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM, into the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III

6.	Part C Information

7.	Exhibits

[            ], 2012

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders (the “Special Meeting”) of each of the BlackRock funds listed below, which will be held on Friday, October 12, 2012 at 9:00 a.m., Eastern Time. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting the funds.

Target Feeder Funds:
BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or a “Target Feeder Fund”)	a series of BlackRock Index Funds, Inc.
BlackRock Index Equity Portfolio (“Index Equity Portfolio” or a “Target Feeder Fund”)	a series of BlackRock FundsSM

At the Special Meeting, shareholders will be asked to consider and act upon the Proposals set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposals seek your approval of (1) a reorganization between each Target Feeder Fund noted above in which you hold shares and the BlackRock S&P 500 Stock Fund (“S&P 500 Stock Fund” or the “Acquiring Feeder Fund”), a series of BlackRock Funds III (each a “Feeder Fund Reorganization”) and (2) a reorganization between the Master S&P 500 Index Series (the “Target Master Portfolio” and together with the Target Feeder Funds, the “Target Funds”), a series of Quantitative Master Series LLC, and the S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” and together with the Acquiring Feeder Fund, the “Acquiring Funds”), a series of the Master Investment Portfolio (the “Master Reorganization”). You are not a shareholder of the Target Master Portfolio. However, each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio, and accordingly, you are being asked to provide instructions as to how your Target Feeder Fund should vote its shares of the Target Master Portfolio with respect to the Master Reorganization. Each Feeder Fund Reorganization is contingent upon, and if approved by shareholders will be completed immediately following, the Master Reorganization.

The Reorganizations are being proposed because the Target Funds and Acquiring Funds have substantially similar investment objectives and strategies. BlackRock Advisors believes that the shareholders of the Target Funds generally will benefit more from possible portfolio management operating efficiencies that may be achieved by combining the Target Funds’ assets with the Acquiring Fund’s assets in the respective Reorganization than by continuing to operate the Target Funds separately. Additionally, combining the Target Funds’ assets in each respective Reorganization will eliminate duplicate products and pricing inconsistencies.

Proposal 1—“Master Reorganization”

Approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Target Master Portfolio and the Acquiring Master Portfolio as set forth above.

In the Master Reorganization, the Target Master Portfolio would exchange its assets for shares of the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio. The Target Master Portfolio would then exchange the Acquiring Master Portfolio shares for the Target Master Portfolio shares held by your Target Feeder Fund. The Acquiring Master Portfolio shares that your Target Feeder Fund receives in the Master Reorganization will have the same aggregate net asset value as the Target Master Portfolio shares that your Target Feeder Fund currently holds. It is currently anticipated that the Master Reorganization will be effected on a tax-free basis for federal income tax purposes.

Proposals 2a and 2b—“Feeder Fund Reorganizations”

Approval of a Reorganization Agreement between each Target Feeder Fund and the Acquiring Feeder Fund (each a “Target Fund Reorganization Agreement”) as set out above.

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2a, the S&P 500 Index Fund would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the S&P 500 Index Fund and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the S&P 500 Index Fund to its shareholders. Your Target Feeder Fund shares would then be exchanged for the same class of shares of the combined feeder fund (the “Combined Feeder Fund”).

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2b, the Index Equity Portfolio would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Index Equity Portfolio and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the Index Equity Portfolio to its shareholders. Shareholders of the Index Equity Portfolio will receive shares of the Combined Feeder Fund as follows: Investor A, Investor B and Service shares would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares; and Institutional shares would be exchanged for Class K shares.

The Acquiring Feeder Fund shares that you receive in the Reorganization involving your Target Feeder Fund will have the same aggregate net asset value as the Target Feeder Fund shares that you currently hold. It is currently anticipated that each Feeder Fund Reorganization will be effected on a tax-free basis for federal income tax purposes.

Shareholders holding shares of a Target Feeder Fund as of the close of business on August 14, 2012 (the “Record Date”) are entitled to vote.

Proposal 3

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Each of the Board of Directors of the BlackRock Index Funds, Inc., the Board of Trustees of the BlackRock FundsSM and the Board of Directors of the Quantitative Master Series LLC, as applicable, believe that the Reorganization involving the Target Fund that it oversees is in the best interests of that Target Fund, and recommends that you vote “For” the Reorganization proposal.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [            ] our proxy solicitor, to vote your shares.

You may also attend the Special Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Target Feeder Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Target Feeder Fund through a bank, broker or other custodian, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Target Feeder Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

President and Chief Executive Officer

BlackRock S&P 500 Index Fund

BlackRock Index Funds, Inc.

BlackRock Index Equity Portfolio

BlackRock FundsSM

100 Bellevue Parkway Wilmington, DE 19809

(800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign the proxy card and return the proxy card in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares (or your Target Feeder Fund’s shares) to be voted, your shares will be voted “For” Proposal 1 and “For” Proposal 2a or 2b, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your votes at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are a shareholder of a Target Feeder Fund. As a shareholder of a Target Feeder Fund, you are being asked to approve a plan of reorganization between each Target Feeder Fund and the Acquiring Feeder Fund, as set out in the table below:

Target Fund		Acquiring Fund		Shareholders Entitled to Vote
BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or a “Target Feeder Fund”)	a series of BlackRock Index Funds, Inc. (“Target Corporation”), a corporation organized under the laws of the State of Maryland	BlackRock S&P 500 Stock Fund (“S&P 500 Stock Fund” or the “Acquiring Feeder Fund”)	a series of BlackRock Funds III, a Delaware statutory trust (the “Acquiring Trust”)	Shareholders of S&P 500 Index Fund as of the close of business on August 14, 2012 (the “Record Date”).

BlackRock Index Equity Portfolio (“Index Equity Portfolio” or a “Target Feeder Fund”)	a series of BlackRock FundsSM (“Target Trust”), a Massachusetts business trust	Same as above		Shareholders of Index Equity Portfolio as of the Record Date.

Each Target Feeder Fund invests all of its investable assets in the Master S&P 500 Index Series (the “Target Master Portfolio” and together with the Target Feeder Funds, the “Target Funds”), a series of Quantitative Master Series LLC (the “Target Master LLC”), a Delaware limited liability company. You are not a shareholder of the Target Master Portfolio. However, because each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio, you are also being asked to provide instructions as to how your Target Feeder Fund should vote its shares of the Target Master Portfolio in connection with an agreement and plan of reorganization between the Target Master Portfolio and the S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” and together with the Acquiring Feeder Fund, the “Acquiring Funds”), a series of Master Investment Portfolio, a Delaware statutory trust (the “Acquiring Master Trust”).

Each proposed reorganization involving your Target Feeder Fund is referred to as a “Feeder Fund Reorganization” (and together with the Master Reorganization, the “Reorganizations” and each, a “Reorganization”). Each proposed Feeder Fund Reorganization is described in detail throughout this Combined Prospectus/Proxy Statement as Proposal 2a or 2b, as applicable.

The Target Funds and Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.” The Target Feeder Funds and the Acquiring Feeder Fund are collectively referred to as the “Feeder Funds” and each, a “Feeder Fund.”

Each Fund pursues substantially similar investment objectives. Each Fund also employs substantially similar investment strategies to achieve its respective investment objective. If the Master Reorganization and the Feeder Fund Reorganization relating to your Target Feeder Fund are approved and completed, an account at the Acquiring Feeder Fund will be set up in your name, you will become a shareholder of the Acquiring Feeder Fund, and your Target Feeder Fund will be terminated as a series of the Target Corporation or the Target Trust, as applicable. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Master Reorganization and the proposed Feeder Fund Reorganization relating to your Target Fund and for a more complete description of the Acquiring Master Portfolio and the Acquiring Feeder Fund.

FOLLOWING COMPLETION OF THE REORGANIZATIONS

PRIOR TO THE REORGANIZATIONS

MASTER REORGANIZATION

Step 1:	The Target Master Portfolio transfers all of its assets to the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio.

Step 2:	The Target Master Portfolio exchanges the Acquiring Master Portfolio shares for the Target Master Portfolio shares held by your Target Feeder Fund.

FOLLOWING COMPLETION OF THE MASTER REORGANIZATION

FEEDER FUND REORGANIZATIONS

Step 1:	Each Target Feeder Fund transfers all of its assets, including the Combined Master Portfolio shares it received in the Master Reorganization, to the Combined Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Target Feeder Fund and shares of the Combined Feeder Fund.

Step 2:	Shares of the Acquiring Feeder Fund received by the Target Feeder Fund are distributed by the Target Feeder Fund to its shareholders.

Q:	Is any Reorganization contingent on another Reorganization?

A:

Yes. Each proposed Reorganization relating to a Target Feeder Fund is contingent on the completion of the Master Reorganization. The proposed Reorganization of one Target Feeder Fund is not contingent on the completion of the proposed Reorganization of the other Target Feeder Fund, however. You are being asked to vote on Proposal 1 relating to the Master Reorganization because your Target Feeder Fund, which invests all of its investable assets in the Target Master Portfolio, is seeking instructions from its shareholders as to how it should vote its shares of the Target Master Portfolio in the Master Reorganization and will vote such shares in favor or against the Master Reorganization, or abstain from such vote, in proportion to its shareholders’ respective instructions. As a result, if you are in favor of the proposed Reorganization of your Target Feeder Fund, you should vote “For” the Master Reorganization and “For” the Reorganization of your Target Feeder Fund.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of each of the Target Corporation and the Target Master LLC (collectively, the “Board of Directors”) and the Board of Trustees of the Target Trust (the “Board of Trustees” and together with the Board of Directors, the “Boards” and each, a “Board” or “Target Board”), including all of the Directors and Trustees who are not “interested persons” of the Target Corporation, the Target Trust and the Target Master LLC (as defined in the Investment Company Act of 1940, as amended) (the “Independent Board Members”), has determined that the applicable proposed Reorganization is in the best interests of the relevant Target Fund and that such Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Master Reorganization and “For” each proposed Feeder Fund Reorganization. Each Board has determined that shareholders of the respective Target Fund may benefit from the following:

(i) Shareholders of the respective Target Feeder Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined master fund (the “Combined Master Portfolio”) and combined feeder fund (the “Combined Feeder Fund” and, together with the Combined Master Portfolio, the “Combined Funds”) will eliminate duplicate products and pricing inconsistencies and create one S&P 500 Index fund product within the BlackRock-advised complex of funds and is expected to give rise to possible portfolio management operating efficiencies;

(iii) In the case of the Reorganizations involving the S&P 500 Index Fund and the Index Equity Portfolio, assuming the Reorganizations had occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

If only the Reorganization involving the S&P 500 Index Fund is approved, and assuming that Reorganization had occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

If only the Reorganization involving Index Equity Portfolio is approved, and assuming that Reorganization had occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the

Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013; and

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the substantially similar investment objectives and principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund. The portfolio management team will also remain the same.

Q:	In the Reorganization, will I receive the same class of shares of the Combined Feeder Fund as the shares of the Target Feeder Fund that I now hold?

A:	The table below shows which share class of the Combined Feeder Fund shareholders of each Target Feeder Fund will receive.

S&P 500 Index Fund (Target Feeder Fund)	Index Equity Portfolio (Target Feeder Fund)	S&P 500 Stock Fund (Combined Feeder Fund)*
Investor A	N/A	Investor A
N/A	Investor A	Service
N/A	Investor B	Service
N/A	Investor C	Investor C1
Institutional	N/A	Institutional
N/A	Service	Service
N/A	Institutional	Class K

* The Acquiring Feeder Fund is referred to as the Combined Feeder Fund after completion of the Master Reorganization and the applicable Feeder Fund Reorganization.

Q:	Will I own the same number of shares of the Combined Feeder Fund as I currently own of my Target Feeder Fund(s)?

A:	No. You will receive shares of the Acquiring Feeder Fund with the same aggregate net asset value as the shares of the Target Feeder Fund you own immediately prior to the Reorganization involving your Target Feeder Fund. However, the number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Feeder Fund and the Acquiring Feeder Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Feeder Fund Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Feeder Fund is lower than the net asset value of the corresponding share class of the relevant Target Feeder Fund, you will receive a greater number of shares of the Acquiring Feeder Fund in the Reorganization than you held in the Target Feeder Fund immediately prior to the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Feeder Fund is higher than the net asset value of the corresponding share class of the relevant Target Feeder Fund, you will receive fewer shares of the Acquiring Feeder Fund in the Reorganization than you held in the Target Feeder Fund immediately prior to the Reorganization. The aggregate net asset value immediately after the Reorganization of your Combined Feeder Fund shares will be the same as the aggregate net asset value of your Target Feeder Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Master Portfolio once one or more Reorganizations are completed?

A:

Each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio. The Acquiring Feeder Fund invests all of its investable assets in the Acquiring Master Portfolio. Thus, all portfolio management occurs at the Target Master Portfolio or the Acquiring Master Portfolio level, as applicable. The Target Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Master Portfolio is advised by BlackRock Fund Advisors and is expected to continue to be advised by BlackRock Fund Advisors after the completion of the Master Reorganization and one or both Feeder Fund Reorganizations. When referring to a Fund’s investment adviser, references to “BlackRock” or

v

the “Adviser” include BlackRock Advisors or BlackRock Fund Advisors, as applicable. The Target Master Portfolio is sub-advised by BlackRock Investment Management, Inc. The Acquiring Master Portfolio does not have a sub-adviser and after the completion of the Master Reorganization and one or both Feeder Fund Reorganizations, it is not expected to have a sub-adviser. BlackRock Advisors, BlackRock Fund Advisors and BlackRock Investment Management, Inc. are all directly or indirectly wholly owned subsidiaries of BlackRock, Inc. The same portfolio management team currently manages the Target Master Portfolio and the Acquiring Master Portfolio and is expected to continue to manage the Combined Master Portfolio after the completion of the Master Reorganization and one or both Feeder Fund Reorganizations.

Q:	How will the Reorganization(s) affect Fund fees and expenses?

S&P 500 Index Fund and Index Equity Portfolio into S&P 500 Stock Fund

A:	Assuming the Reorganizations had occurred as of December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

S&P 500 Index Fund into S&P 500 Stock Fund

A:	Assuming only the Reorganization involving the S&P 500 Index Fund had occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Feeder Fund prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Feeder Fund prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

Index Equity Portfolio into S&P 500 Stock Fund

A:	Assuming only the Reorganization involving the Index Equity Portfolio had occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Fund prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Fund prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

Master S&P 500 Index Series into S&P 500 Stock Master Portfolio

A:

Assuming the Reorganization had occurred as of December 31, 2011, although the Combined Master Portfolio would have (i) total annual fund operating expenses that are expected to be higher than those of the Target Master Portfolio prior to the Reorganization as of December 31, 2011, (ii) net annual fund operating expenses that are expected to be higher than those of the Target Master Portfolio prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013 and (iii) a higher contractual management fee rate and effective management fee rate than the contractual management fee rate and effective management fee rate of the Target Master Portfolio, respectively; however, total annual fund operating expenses and net annual fund operating expenses for each share class of the Combined Feeder Fund are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after taking into account, in the case of net annual fund operating expenses, applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	With the exception of Investor A shares of the Index Equity Portfolio, which are subject to a 3.00% front-end sales load, there is currently no front-end sales load on the shares of the Target Feeder Funds and no front-end sales loads will be imposed on the shares of the Acquiring Feeder Fund to be issued in the Reorganizations (Investor A, Investor C1, Institutional, Service and Class K) to the shareholders of the Target Feeder Funds. With the exception of Investor B shares and Investor C shares of the Index Equity Portfolio and Investor C1 shares of the Combined Feeder Fund, no share classes of the Target Feeder Funds or the Acquiring Feeder Fund are subject to a contingent deferred sales charge (“CDSC”). Investor B shares of the Index Equity Portfolio, which are currently subject to a 4.50% CDSC if redeemed within one year (and subject thereafter to a decreasing CDSC schedule for redemptions made in subsequent years), will be converted into Service shares of the Combined Feeder Fund and will not be subject to a CDSC. Investor C shares of the Index Equity Portfolio, which are currently subject to a 1.00% CDSC for up to one year, will be converted into Investor C1 shares of the Combined Feeder Fund, which are also subject to a 1.00% CDSC for up to one year. See the table set out below.

S&P 500 Index Fund (Target Feeder Fund)		Index Equity Portfolio (Target Feeder Fund)		S&P 500 Stock Fund (Combined Feeder Fund)
Investor A	Front-End Load: None CDSC: None			Investor A	Front-End Load: None CDSC: None
		Investor A1,2	Front-End Load: 3.00%[3] CDSC: None	Service[2]	Front-End Load: None CDSC: None
		Investor B1,2	Front-End Load: None CDSC: 4.50%[4]
		Investor C1	Front-End Load: None CDSC: 1.00%[6]	Investor C1[5]	Front-End Load: None CDSC: 1.00%[6]
Institutional	Front-End Load: None CDSC: None			Institutional	Front-End Load: None CDSC: None
		Service[1]	Front-End Load: None CDSC: None	Service[2]	Front-End Load: None CDSC: None
		Institutional[1]	Front-End Load: None CDSC: None	Class K	Front-End Load: None CDSC: None

[1]	Currently closed to new purchases. All share classes except for Investor A shares and Institutional shares are closed to subsequent purchases.
[2]

Holders of Investor A shares and/or Investor B shares of the Index Equity Portfolio will receive Service shares of the Combined Feeder Fund in connection with the Reorganizations. Service shares will be open to new and subsequent purchases post-closing.

[3]

The breakpoint schedule is as follows: 3.00% for investments less than $50,000; 2.75% for investments greater than or equal to $50,000 but less than $100,000; 2.50% for investments greater than $100,000 but less than $250,000; 1.75% for investments greater than or equal to $250,000 but less than $500,000; 1.25% for investments greater than or equal to $500,000 but less than $1,000,000; and 0.00% for investments of $1,000,000 or more (since BlackRock compensates the financial intermediary from its own resources). No initial sales charge applies to Investor A shares bought through reinvestment of Fund dividends or capital gains.

[4]

CDSC of 4.50% if redeemed in less than one year; 4.00% if redeemed in one year or more but less than two years; 3.50% if redeemed in two years or more but less than three years; 3.00% if redeemed in three years or more but less than four years; 2.00% if redeemed in four years or more but less than five years; 1.00% if redeemed in five years or more but less than six years; and 0.00% if redeemed in six years and thereafter. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.

[5]	Like Investor C shares of the Index Equity Portfolio, Investor C1 shares will remain closed to new and subsequent purchases post-closing.
[6]	No CDSC after one year.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganizations?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganizations. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any CDSC that applies to shares of the Acquiring Feeder Fund acquired by you in a Reorganization will be measured from the earlier of the time (i) you purchased your Target Feeder Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors or its affiliates and subsequently exchanged them for shares of the Target Feeder Fund.

Q:	What happens to my shares if the Reorganizations are approved? Will I have to take any action if the Reorganizations are approved?

A:	If the Master Reorganization and the Reorganization involving your Target Feeder Fund are approved, your shares automatically will be converted into shares of the Acquiring Feeder Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. If you currently hold certificates representing your shares of the Target Feeder Fund, it is not necessary to surrender such certificates. Shareholders of the S&P 500 Index Fund will receive the same class of shares of the Acquiring Feeder Fund. Shareholders of the Index Equity Portfolio will receive shares of the Acquiring Feeder Fund as follows: Investor A, Investor B and Service shares would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares and Institutional shares would be exchanged for Class K shares. The aggregate net asset value of the Acquiring Feeder Fund shares you receive in the Reorganization relating to your Target Feeder Fund will be equal to the aggregate net asset value of the shares you own in the Target Feeder Fund immediately prior to the Reorganization.

Q:	What happens if a Reorganization is not approved?

A:	Each Feeder Fund Reorganization is contingent on the completion of the Master Reorganization. Thus, if the Master Reorganization is not approved by shareholders, the Reorganization involving your Target Feeder Fund will not occur. A Feeder Fund Reorganization is not contingent on the completion of the Feeder Fund Reorganization involving the other Target Feeder Fund. Thus, if the Master Reorganization and the Reorganization involving your Target Feeder Fund are approved by shareholders, they will occur regardless of whether the Reorganization involving the other Target Feeder Fund has been approved by shareholders. If a Reorganization does not occur, the Board will consider other alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:	Each Reorganization is expected to qualify as a tax-free “reorganization”. If the Reorganization so qualifies, in general, a Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and of certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Feeder Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Master Portfolio have reviewed the portfolio holdings of the Target Master Portfolio and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Master Portfolio in preparation for, or as a result of, the applicable Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Master Portfolio are anticipated to be incurred in connection with any Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the price at which such assets were bought by the Target Master Portfolio. Any capital gains recognized in these sales on a net basis will be distributed to a Target Feeder Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, a

Target Feeder Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization involving your Target Feeder Fund takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganizations?

A:	S&P 500 Index Fund is expected to bear approximately $417,820 of the costs of its Reorganization. BlackRock Advisors and its affiliates have agreed to bear approximately $683,131 of the costs of the Reorganizations. The estimated expenses of the Reorganizations are $1,100,951. The foregoing estimated expenses will be borne by BlackRock Advisors or its affiliates and the S&P 500 Index Fund regardless of whether the Reorganizations are consummated.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the joint special meeting of the Target Feeder Funds (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card on hand.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Target Feeder Fund, you will receive a proxy card for each Target Feeder Fund. Please read each document carefully and cast your vote.

Q:	When will the Reorganizations occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the fourth quarter of 2012. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders. The Feeder Fund Reorganizations will not take place unless the Master Reorganization has been completed.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote “For” Proposal 1 and “For” Proposal 2a and/or 2b, as applicable.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BLACKROCK INDEX FUNDS, INC.

BlackRock S&P 500 Index Fund

BLACKROCK FUNDSSM

BlackRock Index Equity Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2012

To the Shareholders of each of the BlackRock S&P 500 Index Fund and the BlackRock Index Equity Portfolio:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the BlackRock funds listed below will be held on Friday, October 12, 2012, at 9:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455:

BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or a “Target Feeder Fund”)	a series of BlackRock Index Funds, Inc.

BlackRock Index Equity Portfolio (“Index Equity Portfolio” or a “Target Feeder Fund”)	a series of BlackRock FundsSM

At the Special Meeting, shareholders will be asked to consider and act upon the Proposals set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposals seek your approval of (1) a reorganization between each Target Feeder Fund noted above in which you hold shares and the BlackRock S&P 500 Stock Fund (“S&P 500 Stock Fund” or the “Acquiring Feeder Fund”), a series of BlackRock Funds III (the “Acquiring Trust”) (each a “Feeder Fund Reorganization”) and (2) a reorganization between the Master S&P 500 Index Series (the “Target Master Portfolio” and together with the Target Feeder Funds, the “Target Funds”), a series of Quantitative Master Series LLC (the “Target Master LLC”) and S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” and together with the Acquiring Feeder Fund, the “Acquiring Funds”), a series of Master Investment Portfolio (the “Acquiring Master Trust”) (the “Master Reorganization”). You are not a shareholder of the Target Master Portfolio. However, each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio, and accordingly, you are being asked to provide instructions as to how your Target Feeder Fund should vote its shares of the Target Master Portfolio with respect to the Master Reorganization. Each Feeder Fund Reorganization is contingent upon, and if approved by shareholders will be completed immediately following, the Master Reorganization.

The Reorganizations are being proposed because the Target Funds and Acquiring Funds have substantially similar investment objectives and strategies. BlackRock believes that the shareholders of the Target Funds generally will benefit more from possible portfolio management operating efficiencies that may be achieved by combining the Target Funds’ assets with the Acquiring Feeder Fund’s assets in the respective Reorganization than by continuing to operate the Target Funds separately. Additionally, combining the Target Funds’ assets in each respective Reorganization will eliminate duplicate products and pricing inconsistencies.

Proposal 1—“Master Reorganization”

Approval of an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between the Target Master Portfolio and the Acquiring Master Portfolio as set forth above.

In the Master Reorganization, the Target Master Portfolio would exchange its assets for shares of the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio. The Target Master Portfolio would then exchange the Acquiring Master Portfolio shares for the Target Master Portfolio shares held by your Target Feeder Fund. The Acquiring Master Portfolio shares that your Target Feeder Fund receives in the Master Reorganization will have the same aggregate net asset value as the Target Master Portfolio shares that your Target Feeder Fund currently holds. It is currently anticipated that the Master Reorganization will be effected on a tax-free basis for federal income tax purposes.

Proposals 2a and 2b—“Feeder Fund Reorganizations”

Approval of a Reorganization Agreement between each Target Feeder Fund and the Acquiring Feeder Fund (a “Target Fund Reorganization Agreement”) as set out above (each a “Feeder Fund Reorganization”).

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2a, the S&P 500 Index Fund, a series of BlackRock Index Funds, Inc. (the “Target Corporation”), would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the S&P 500 Index Fund and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the S&P 500 Index Fund to its shareholders. Your Target Feeder Fund shares would then be exchanged for the same class of shares of the Acquiring Feeder Fund.

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2b, the Index Equity Portfolio, a series of BlackRock FundsSM (the “Target Trust”), would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Index Equity Portfolio and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the Index Equity Portfolio to its shareholders. Shareholders of the Index Equity Portfolio will receive shares of the Acquiring Feeder Fund as follows: Investor A, Investor B and Service shares would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares; and Institutional shares would be exchanged for Class K shares.

The Acquiring Feeder Fund shares that you receive in the Reorganization involving your Target Feeder Fund will have the same aggregate net asset value as the Target Feeder Fund shares that you currently hold. It is currently anticipated that each Feeder Fund Reorganization will be effected on a tax-free basis for federal income tax purposes.

Shareholders holding shares of a Target Feeder Fund as of the Record Date (as defined below) are entitled to vote.

Proposal 3

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of each of the Target Corporation and the Target Master LLC and the Board of Trustees of the Target Trust has fixed the close of business on August 14, 2012 as the record date (the “Record Date”) for determination of shareholders of each Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in your Target Feeder Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [            ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors and the Board of Trustees,

/s/ BEN ARCHIBALD

BEN ARCHIBALD

Secretary

[Wilmington, Delaware]

[            ], 2012

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK INDEX FUNDS, INC.

BlackRock S&P 500 Index Fund

BLACKROCK FUNDSSM

BlackRock Index Equity Portfolio

BLACKROCK FUNDS III

BlackRock S&P 500 Stock Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of one or both of the BlackRock funds listed below:

BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or a “Target Feeder Fund”)	a series of BlackRock Index Funds, Inc.

BlackRock Index Equity Portfolio (“Index Equity Portfolio” or a “Target Feeder Fund”)	a series of BlackRock FundsSM

A joint special meeting of shareholders of each of the Target Feeder Funds (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455, on Friday, October 12, 2012 at 9:00 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Feeder Fund at the close of business on August 14, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Feeder Fund on or about August 30, 2012. Each of the Board of Directors of the BlackRock Index Funds, Inc. (the “Target Corporation”), the Board of Directors of the Quantitative Master Series LLC (together with the Board of Directors of the Target Corporation, the “Board of Directors”) and the Board of Trustees of the BlackRock FundsSM (the “Board of Trustees” and together with the Board of Directors, the “Boards” and each, a “Board” or “Target Board”) requests that shareholders vote their shares (and instruct their Target Feeder Fund on how to vote its shares) by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

At the Special Meeting, shareholders will be asked to consider and act upon the Proposals set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposals seek your approval of (1) a reorganization between each Target Feeder Fund noted above in which you hold shares and the BlackRock S&P 500 Stock Fund (“S&P 500 Stock Fund” or the “Acquiring Feeder Fund” and together with the Target Feeder Funds, the “Feeder Funds”), a series of BlackRock Funds III (the “Acquiring Trust”) (each a “Feeder Fund Reorganization”) and (2) a reorganization between the Master S&P 500 Index Series (the “Target Master Portfolio” and together with the Target Feeder Funds, the “Target Funds”), a series of Quantitative Master Series LLC (the “Target Master LLC”), and S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” and together with the Acquiring Feeder Fund, the “Acquiring Funds”), a series of Master Investment Portfolio (the “Acquiring Master Trust”) (the “Master Reorganization”). You are not a shareholder of the Target Master Portfolio. However, each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio, and accordingly, shareholders are being asked to provide instructions as to how your Target Feeder Fund should vote its shares of the Target Master Portfolio with respect to the Master Reorganization. Each Feeder Fund Reorganization is contingent upon, and if approved by shareholders will be completed immediately following, the Master Reorganization.

1.    Proposal 1—“Master Reorganization”

Approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Target Master Portfolio and Acquiring Master Portfolio as set forth above.

In the Master Reorganization, the Target Master Portfolio (together with the Acquiring Master Portfolio, the “Master Portfolios” and each a “Master Portfolio”) would exchange its assets for shares of the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio. The Target Master Portfolio would then exchange the Acquiring Master Portfolio shares for the Target Master Portfolio shares held by your Target Feeder Fund. The Acquiring Master Portfolio shares that your Target Feeder Fund receives in the Master Reorganization will have the same aggregate net asset value as the Target Master Portfolio shares that your Target Feeder Fund currently holds. It is currently anticipated that the Master Reorganization will be effected on a tax-free basis for federal income tax purposes.

2.    Proposals 2a and 2b—“Feeder Fund Reorganizations”

Approval of a Reorganization Agreement between each Target Feeder Fund and the Acquiring Feeder Fund (each, a “Target Fund Reorganization Agreement”) as set out above.

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2a, the S&P 500 Index Fund would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the S&P 500 Index Fund and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the S&P 500 Index Fund to its shareholders.

Pursuant to the applicable Target Fund Reorganization Agreement under Proposal 2b, the Index Equity Portfolio would transfer all of its assets, including the Acquiring Master Portfolio shares it received in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Index Equity Portfolio and shares of the Acquiring Feeder Fund, after which those shares will be distributed by the Index Equity Portfolio to its shareholders.

Shareholders holding shares of a Target Feeder Fund as of the Record Date are entitled to vote.

3.    Proposal 3—To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The relevant Board has approved the Master Reorganization and each Feeder Fund Reorganization (and together with the Master Reorganization, the “Reorganizations” and each, a “Reorganization”) by which the Target Master Portfolio would be acquired by the Acquiring Master Portfolio and the relevant Target Feeder Fund, a series of the Target Corporation or the Target Trust, as applicable, each an open-end management investment company, would be acquired by the Acquiring Feeder Fund. The Acquiring Funds pursue an investment objective that is substantially similar to that of each of the Target Funds. The investment objective of the Acquiring Funds is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index. Each Target Fund seeks to match the performance of the Standard & Poor’s 500® Index as closely as possible before the deduction of Fund expenses. The Acquiring Funds also have principal investment strategies that are substantially similar to those of each of the Target Funds. Each Target Fund and each Acquiring Fund, however, employs certain differing investment strategies to achieve its respective objectives. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

Each Feeder Fund invests all of its investable assets in a corresponding Master Portfolio, which has the same objective and strategies as the applicable Feeder Fund. This structure is called a “master/feeder” structure. Each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio and the Acquiring

Feeder Fund invests all of its investable assets in the Acquiring Master Portfolio. The Master Reorganization is subject to approval of its shareholders, the Target Feeder Funds. Shareholders of the Target Feeder Funds are being asked in Proposal 1 to instruct the Target Feeder Fund on how to vote its shares in the Target Master Portfolio with respect to the Master Reorganization. Under the Master Reorganization, the Target Master Portfolio will transfer all of its assets to the Acquiring Master Portfolio. The Acquiring Master Portfolio will assume certain stated liabilities of the Target Master Portfolio and will issue shares to the Target Master Portfolio.

If a Target Feeder Fund’s shareholders approve the Feeder Fund Reorganization relating to their Feeder Fund, and provided that the Master Reorganization has been completed, the Target Feeder Fund will transfer all of its assets to the Acquiring Feeder Fund. The Acquiring Feeder Fund will assume certain stated liabilities of the Target Feeder Fund and will issue shares to the Target Feeder Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Feeder Fund. Immediately thereafter, the Target Feeder Fund will distribute these shares of the Combined Feeder Fund to its shareholders. After distributing these shares, the Target Feeder Fund will be terminated as a series of the Target Corporation or the Target Trust, as applicable. When the Feeder Fund Reorganizations are complete, shareholders of the S&P 500 Index Fund will receive the same class of shares of the Combined Feeder Fund as they currently hold of the S&P 500 Index Fund immediately prior to the Reorganization. Shareholders of the Index Equity Portfolio will receive shares of the Combined Feeder Fund as follows: Investor A, Investor B and Service shares would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares; and Institutional shares would be exchanged for Class K shares. The aggregate net asset value of the Combined Feeder Fund shares received in a Feeder Fund Reorganization will equal the aggregate net asset value of the Target Feeder Fund shares held by Target Feeder Fund shareholders immediately prior to the Feeder Fund Reorganization. As a result of a Feeder Fund Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Feeder Fund than such shareholder’s percentage of ownership in the Target Feeder Fund prior to the Feeder Fund Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Feeder Fund should know before voting on the Master Reorganization and the applicable Feeder Fund Reorganization and constitutes an offering of the shares of the Acquiring Feeder Fund being issued in the Feeder Fund Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Feeder Fund and the Target Feeder Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated [ ], 2012 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to Investor A and Institutional shares of the S&P 500 Index Fund, dated April 27, 2012, as supplemented;

•	the Prospectuses relating to Investor A, Investor B, Investor C, Institutional and Service shares of the Index Equity Portfolio, dated April 27, 2012, as supplemented;

•	the Statement of Additional Information relating to the S&P 500 Index Fund, dated April 27, 2012, as supplemented (the “S&P 500 Stock Fund SAI”);

•

the Statement of Additional Information relating to the Index Equity Portfolio, dated April 27, 2012, as supplemented (the “Index Equity Portfolio SAI,” and together with the S&P 500 Index Fund SAI, the “Target Fund SAIs”);

•	the Annual Report to shareholders of the S&P 500 Index Fund for the fiscal year ended December 31, 2011;

•	the Annual Report to shareholders of the Index Equity Portfolio for the fiscal year ended December 31, 2011; and

•

the Statement of Additional Information relating to Investor A, Investor C1, Class K, Institutional and Service shares of the Acquiring Feeder Fund, dated [        ], 2012, as supplemented (the “Acquiring Fund SAI”).

The following documents each have been filed with the SEC, and are incorporated by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Prospectus relating to the current undesignated share class of the Acquiring Feeder Fund (to be renamed Class K shares), dated April 27, 2012, as supplemented;

•	the Prospectuses relating to Investor A, Investor C1, Institutional and Service shares of the Acquiring Feeder Fund, each dated [ ], 2012, as supplemented; and

•	the Annual Report to shareholders of the Acquiring Feeder Fund for the fiscal year ended December 31, 2011.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Feeder Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Feeder Fund in connection with the Reorganizations. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock S&P 500 Index Fund	BlackRock S&P 500 Stock Fund
BlackRock Index Funds, Inc.	BlackRock Funds III
100 Bellevue Parkway	400 Howard Street
Wilmington, Delaware 19809	San Francisco, California 94105
(800) 441-7762	(800) 537-4942

BlackRock Index Equity Portfolio
BlackRock FundsSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge, upon request, by calling (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Each Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [            ], 2012.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a diversified, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and is a series of the management investment company specified below:

BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or “Target Feeder Fund”)	a series of BlackRock Index Funds, Inc. (“Target Corporation”), a corporation organized under the laws of the State of Maryland

BlackRock Index Equity Portfolio (“Index Equity Portfolio” or “Target Feeder Fund”)	a series of BlackRock FundsSM (“Target Trust”), a Massachusetts business trust

Master S&P 500 Index Series (“Target Master Portfolio”)	a series of Quantitative Master Series LLC (“Target Master LLC”), a limited liability company organized under the laws of the State of Delaware

BlackRock S&P 500 Stock Fund (“Acquiring Feeder Fund”)	a series of BlackRock Funds III (“Acquiring Trust”), a Delaware statutory trust

S&P 500 Stock Master Portfolio (“Acquiring Master Portfolio”)	a series of Master Investment Portfolio (“Acquiring Master Trust”), a Delaware statutory trust

The Target Master Portfolio and the Acquiring Master Portfolio are collectively referred to as the “Master Portfolios” and each a “Master Portfolio.” The Target Feeder Funds and the Acquiring Feeder Fund are collectively referred to as the “Feeder Funds” and each, a “Feeder Fund.” The Feeder Funds together with the Master Portfolios are referred to as the “Funds” or each, a “Fund.”

The Acquiring Feeder Fund, following completion of one or both of the Feeder Fund Reorganizations, may be referred to as the “Combined Feeder Fund” in this Combined Prospectus/Proxy Statement. The Acquiring Master Portfolio, following completion of the Master Reorganization, may be referred to as the “Combined Master Portfolio” in this Combined Prospectus/Proxy Statement (and together with the Combined Feeder Fund, the “Combined Funds” and each a “Combined Fund”).

The investment objective of the Target Funds and the Acquiring Funds is substantially similar. Each of the Target Funds has an investment objective to match the performance of the S&P 500® as closely as possible before the deduction of expenses. The Acquiring Funds have an investment objective to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500®. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders. Should the Target Trust’s Board of Trustees determine that the investment objective of the Index Equity Portfolio should be changed, shareholders of the Index Equity Portfolio must be given at least 30 days’ notice before any such change is implemented. The other Funds do not have a similar notice provision with respect to their respective investment objectives.

BlackRock Advisors, LLC (“BlackRock Advisors”) serves as the investment adviser of the Target Master Portfolio. BlackRock Fund Advisors serves as the investment adviser of the Acquiring Master Portfolio. When referring to a Fund’s investment adviser, references to “BlackRock” or the “Adviser” include BlackRock Advisors or BlackRock Fund Advisors, as applicable. The portfolio managers of each of the Master Portfolios are Edward Corallo, Greg Savage, CFA and Christopher Bliss, CFA, CPA, and they are expected to continue to be the portfolio managers of the Combined Master Portfolio following the closing of the Master Reorganization and the Reorganizations. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

S&P 500 Index Fund, Index Equity Portfolio and S&P 500 Stock Fund. The S&P 500 Index Fund, the Index Equity Portfolio and the S&P 500 Stock Fund employ substantially similar investment strategies to achieve their respective objectives. All Feeder Funds are “feeder funds” that invest all of their respective investable assets in a master portfolio (each Target Feeder Fund invests in the Target Master Portfolio and the Acquiring Feeder Fund invests in the Acquiring Master Portfolio), each of which has the same investment objective and strategies as its respective Feeder Fund(s). Each Feeder Fund seeks “full replication” of the total return of the S&P 500®, but each Feeder Fund may be rebalanced to reflect changes in the characteristics of the S&P 500®. Each Feeder Fund employs a “passive” investment approach whereby no attempt is made to manage the fund using economic, financial or market analysis. Each Feeder Fund may invest in derivatives linked to the S&P 500®. The material differences in principal investment strategies among the Feeder Funds is that the Acquiring Feeder Fund (through its investment in the Acquiring Master Portfolio) will typically invest at least 90% of its assets (plus borrowings for investment purposes) in securities comprising the S&P 500®. Each Target Feeder Fund (through its investment in the Target Master Portfolio) is permitted to invest a lesser percentage of its assets in securities comprising the S&P 500® and the investments within such percentage may also include financial instruments. In particular, each Target Fund invests at least 80% of its assets in securities or financial instruments that are components of, or have similar economic characteristics to securities included in, the S&P 500® (as of April 30, 2012, at least 97% of the Target Master Portfolio’s assets were invested in securities and the rest of its assets are invested in futures).

The respective Board, including all of the Directors and Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), as applicable, has approved the Master Reorganization and the Reorganization involving each Target Feeder Fund, as applicable.

Subject to approval by the Target Feeder Funds, the Master Reorganization provides for:

•

the transfer of all of the assets of the Target Master Portfolio to the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio having an aggregate net asset value equal to the value of the assets of the Target Master Portfolio acquired by the Acquiring Master Portfolio reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Master Portfolio to the Target Master Portfolio’s shareholders; and

•	the termination of the Target Master Portfolio as a series of the Target Master LLC.

Subject to approval by the relevant Target Feeder Fund shareholders and the completion of the Master Reorganization, each Feeder Fund Reorganization provides for:

•

the transfer of all the assets of the Target Feeder Fund, including the Acquiring Master Portfolio shares acquired in the Master Reorganization, to the Acquiring Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Target Feeder Fund and shares of the Acquiring Feeder Fund having an aggregate net asset value equal to the value of the assets of the Target Feeder Fund acquired by the Acquiring Feeder Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Feeder Fund to the relevant Target Feeder Fund’s shareholders; and

•	the termination of each Target Feeder Fund as a series of the Target Corporation or the Target Trust, as applicable.

FOLLOWING COMPLETION OF THE REORGANIZATIONS

PRIOR TO THE REORGANIZATIONS

MASTER REORGANIZATION

Step 1:	The Target Master Portfolio transfers all of its assets to the Acquiring Master Portfolio in exchange for the assumption by the Acquiring Master Portfolio of certain stated liabilities of the Target Master Portfolio and shares of the Acquiring Master Portfolio.

Step 2:	The Target Master Portfolio exchanges the Acquiring Master Portfolio shares for the Target Master Portfolio shares held by your Target Feeder Fund.

FOLLOWING COMPLETION OF THE MASTER REORGANIZATION

FEEDER FUND REORGANIZATIONS

Step 1:	Each Target Feeder Fund transfers all of its assets, including the Combined Master Portfolio shares it received in the Master Reorganization, to the Combined Feeder Fund in exchange for the assumption by the Acquiring Feeder Fund of certain stated liabilities of the Target Feeder Fund and shares of the Combined Feeder Fund.

Step 2:	Shares of the Acquiring Feeder Fund received by the Target Feeder Fund are distributed by the Target Feeder Fund to its shareholders.

If a proposed Feeder Fund Reorganization is approved and completed, shareholders of the S&P 500 Index Fund will receive the same class of shares of the Acquiring Feeder Fund as they held in the S&P 500 Index Fund. Shareholders of the Index Equity Portfolio will receive shares of the Acquiring Feeder Fund as follows: Investor A, Investor B and Service shares of Index Equity Portfolio would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares; and Institutional shares would be exchanged for Class K shares. The Acquiring Feeder Fund shares that shareholders of the Target Feeder Fund will receive in the Feeder Fund Reorganization will have the same aggregate net asset value as the Target Feeder Fund shares that they owned immediately prior to the Feeder Fund Reorganization.

Background and Reasons for the Proposed Reorganizations

BlackRock believes that each Fund generally will benefit more from the possible portfolio management operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganizations, than by continuing to operate the Funds separately. BlackRock believes that each Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a Reorganization with each Target Fund. As a result of the substantially similar investment objectives and investment strategies of the Funds, there is complete overlap in the securities currently owned by the Master Portfolios (excluding cash sweep vehicles or futures). In addition, both Master Portfolios hold securities in nearly identical weights. The portfolio managers of the Master Portfolios have reviewed the portfolio holdings of each Master Portfolio and do not anticipate disposing of any material portion of the holdings in preparation for, or as a result of, the Reorganizations. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Funds are anticipated to be incurred in connection with the Master Reorganization and the Feeder Fund Reorganizations.

In approving the Reorganizations, the Board overseeing each Target Fund, including all of its Independent Board Members, determined that participation in the Master Reorganization and the applicable Feeder Fund Reorganization is in the best interests of the relevant Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganizations. Each respective Board considered the Reorganization proposals at a meeting held on May 15-16, 2012, and, in each case, the respective Board, including all of its Independent Board Members, approved the Reorganizations. The Board of Trustees of the Acquiring Trust concluded that completion of each Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the respective Board with regard to each Feeder Fund Reorganization and the Master Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Target Funds and the Acquiring Funds are substantially similar. The fact that the principal investment strategies of the relevant Target Fund and the respective Acquiring Fund are substantially similar and compatible, although there are certain differences. The Board considered the principal differences in investment strategies between the relevant Target Fund and the respective Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming all Reorganizations occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•	that assuming only the Reorganization involving the S&P 500 Index Fund occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that assuming only the Reorganization involving the Index Equity Portfolio occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that although each of the contractual management fee rate and effective management fee rate of the Acquiring Master Portfolio is higher than the contractual management fee rate and effective management fee rate of the Target Master Portfolio, respectively, all of the share classes of the Combined Feeder Fund are expected to have (i) total annual fund operating expenses and (ii) net annual fund operating expenses after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, that in each case are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that assuming the Master Reorganization occurred on December 31, 2011, although the Combined Master Portfolio would have total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, that are expected to be higher than those of the Target Master Portfolio prior to the Reorganization, as of December 31, 2011, total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, for the Combined Feeder Fund are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•	that the Reorganizations will eliminate duplicate products and related pricing inconsistencies by creating one S&P 500 Index product offering.

•	the expectation that the Combined Funds may achieve certain portfolio management operating efficiencies from its larger net asset size.

•	that efficiencies achieved under the administration fee structure of the Acquiring Fund, including benefits from economies of scale, would accrue to BlackRock.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Funds following the closing of the Reorganizations.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that each Target Fund will not pay any sales charges in connection with the share class exchanges in the Reorganizations. Shareholders of each Target Feeder Fund (or the Target Master Portfolio) will receive shares of the Acquiring Feeder Fund (or the Acquiring Master Portfolio).

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of each Reorganization, as each Reorganization is expected to be a tax-free transaction. In addition, prior to a Reorganization, each Target Feeder Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares of the relevant Acquiring Fund that shareholders of the respective Target Fund will receive in the applicable Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the relevant Target Fund own immediately prior to the Reorganization, and that shareholders of each Target Fund will not be diluted as a result of the applicable Reorganization.

•

that the estimated expenses of the Reorganizations are $1,100,951 and that the S&P 500 Index Fund is expected to bear approximately $417,820 and BlackRock Advisors and its affiliates have agreed to bear approximately $683,131 of the costs of the Reorganizations. The foregoing estimated expenses will be borne by BlackRock Advisors or its affiliates and the S&P 500 Index Fund regardless of whether the Reorganizations are consummated.

If the Master Reorganization and/or a Feeder Fund Reorganization is not approved by shareholders of the relevant Target Fund, the Board will consider other alternatives.

The Board, including all of the Independent Board Members, recommends that you vote “For” Proposal 1 and “For” Proposal 2a and/or 2b, as applicable.

Investment Objectives and Principal Investment Strategies

Comparison of the S&P 500 Index Fund, the Index Equity Portfolio and the S&P 500 Stock Fund

Investment Objectives. The investment objectives of the Target Funds and the Acquiring Funds are substantially similar. The investment objective of the Target Funds is to match the performance of the S&P 500 as closely as possible before the deduction of Fund expenses. The investment objective of the Acquiring Funds is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500. The investment objective of each of the Funds is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should the Target Trust’s Board determine that the investment objective of the Index Equity Portfolio should be changed, shareholders of the Index Equity Portfolio must be given at least 30 days’ notice before any such change is implemented. The other Funds do not have a similar notice provision. The investment objective of each Master Portfolio is the same as the investment objective of its respective Feeder Fund.

Principal Investment Strategies. The S&P 500 Index Fund, the Index Equity Portfolio and the S&P 500 Stock Fund employ substantially similar principal strategies in achieving their respective objectives. The principal investment strategies of each Master Portfolio is the same as the principal investment strategies of its respective Feeder Fund. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

S&P 500 Index Fund and Index Equity Portfolio (Target Master Portfolio incorporated by reference, except where noted)	S&P 500 Stock Fund (Acquiring Master Portfolio incorporated by reference, except where noted)
• The Fund is a “feeder fund” that invests all of its investable assets in the Target Master Portfolio, which has the same investment objective and strategies as the Fund.	• The Fund is a “feeder fund” that invests all of its investable assets in the Acquiring Master Portfolio, which has the same investment objective and strategies as the Fund.

•    The Fund will be substantially invested in securities in the S&P 500, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the S&P 500.

•    This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

•    The Fund seeks to replicate the total return performance of the S&P 500. Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the S&P 500.

•    This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

•    The Fund may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

• Although the prospectus is silent on changing the target index without shareholder approval, there is nothing that would legally prevent the Fund from doing so.

•    The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500 (“full replication”).

•    However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication.

•    The Fund seeks to replicate the total return performance of the S&P 500 by investing the Fund’s assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500.

•    In addition, at times, the portfolio composition of the Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the Fund tracks.

•    The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index, the S&P 500.

• The Fund will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach.	• No attempt is made to manage the Fund using economic, financial or market analysis.

S&P 500 Index Fund and Index Equity Portfolio (Target Master Portfolio incorporated by reference, except where noted)	S&P 500 Stock Fund (Acquiring Master Portfolio incorporated by reference, except where noted)

•      Fund management may purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance.

•      The Target Master Portfolio may continue to hold stock dividends and other non-cash distributions from the S&P 500 stocks held by the Target Master Portfolio if BlackRock Advisors believes it would be advantageous to do so.

•      The Fund may invest in derivative instruments linked to the S&P 500.

•      The Fund may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the S&P 500. The Fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns. (Other Strategy)

•      The Target Master Portfolio may invest in derivative instruments linked to the S&P 500. (Other Strategy)

•      The Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

• The Fund may engage in securities lending. (Other Strategy)	• The Fund may lend its portfolio securities.

• The Fund may invest uninvested cash balances in affiliated money market funds. (Other Strategy)	• The Fund may invest in high-quality money market instruments, including shares of money market funds advised by BlackRock Fund Advisors or its affiliates.

Comparison. The principal strategies of the Target Funds and the Acquiring Funds are substantially similar. Each of the Funds is a “feeder fund” that invests all of its investable assets in a master portfolio (the Target Feeder Funds invest in the Target Master Portfolio and the Acquiring Feeder Fund invests in the Acquiring Master Portfolio), which has the same investment objective and strategies as its respective Feeder Fund. Each Fund seeks “full replication” of the total return of the S&P 500. Each Fund employs a “passive” investment approach whereby no attempt is made to manage the Fund using economic, financial or market analysis. The principal difference between the principal strategies of the Target Funds and the Acquiring Funds is that the Acquiring Feeder Fund (through the Acquiring Master Portfolio) will typically invest at least 90% of its assets (plus borrowings for investment purposes) in securities comprising the S&P 500. Each Target Feeder Fund (through the Target Master Portfolio) is permitted to invest a lesser percentage of its assets in securities comprising the S&P 500 and the investments within such percentage may also include financial instruments. In particular, each Target Fund invests at least 80% of its assets in securities or financial instruments that are components of, or have similar economic characteristics to securities included in, the S&P 500 (as of April 30, 2012, at least 97% of the Target Master Portfolio’s assets were invested in securities and the rest of its assets are invested in futures). In addition, the Target Funds have non-principal investment strategies that are identical to certain Acquiring Fund principal investment strategies. For example, although each Fund may lend its portfolio securities, this is a principal strategy for the Acquiring Funds but a non-principal strategy for the Target Funds. Furthermore, although the Target Funds and Acquiring Funds appear to have varying flexibilities in their ability to utilize derivatives, they are currently using derivatives in a similar fashion—primarily through the use of futures contracts linked to the S&P 500 to manage their short-term liquidity and/or to substitute for comparable market positions in the benchmark index.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and substantially similar investment strategies there is complete overlap in the portfolio securities currently owned by the Funds. Thus, neither of the proposed Reorganizations is expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Funds.

Master/Feeder Structure

The Target Feeder Funds are “feeder funds” that invest all of their investable assets in the Target Master Portfolio, a series of the Target Master LLC. The Acquiring Feeder Fund is a “feeder fund” that invests all of its investable assets in the Acquiring Master Portfolio, a series of the Acquiring Master Trust. Investors in the Combined Feeder Fund will acquire an indirect interest in the Acquiring Master Portfolio.

The Acquiring Master Portfolio may accept investments from other feeder funds, and all the feeders of the Acquiring Master Portfolio bear the portfolio’s expenses in proportion to their respective assets. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Target Master Portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Acquiring Master Portfolio on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Acquiring Master Portfolio.

Whenever the Acquiring Master Portfolio holds a vote of its feeder funds, the Acquiring Feeder Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Acquiring Feeder Fund over the operations of the Acquiring Master Portfolio.

The Acquiring Feeder Fund may withdraw from the Acquiring Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or have an investment adviser manage the Acquiring Feeder Fund’s assets directly.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Feeder Fund shares will receive the class of shares indicated in the following chart:

S&P 500 Index Fund (Target Feeder Fund)	Index Equity Portfolio (Target Feeder Fund)	S&P 500 Stock Fund (Combined Feeder Fund)
Investor A	N/A	Investor A
N/A	Investor A	Service
N/A	Investor B	Service
N/A	Investor C	Investor C1
Institutional	N/A	Institutional
N/A	Service	Service
N/A	Institutional	Class K

Fee Tables as of December 31, 2011 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization(s) had taken place on December 31, 2011 and the estimated pro forma fees and expenses attributable to each class of shares of the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2011. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of December 31, 2011, see “Other Information—Capitalization.” For funds with sales charges, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Feeder Fund Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Feeder Fund SAI, which is incorporated herein by reference.

Fee Tables of the S&P 500 Index Fund (Target Feeder Fund), the Index Equity Portfolio (Target Feeder Fund), the S&P 500 Stock Fund (Acquiring Feeder Fund) and the Pro Forma Combined Feeder Fund

(as of December 31, 2011) (unaudited)

	S&P 500 Index Fund (Target Feeder Fund) Investor A Shares	Pro Forma Combined Feeder Fund Investor A Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[1,2]	0.05%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.31%	0.19%
Administration Fees	0.20%	0.18%
Independent Expenses	None	0.01%[4,5]
Miscellaneous Other Expenses	0.11%	None
Total Annual Fund Operating Expenses	0.57%	0.49%
Fees Waivers and/or Expenses Reimbursements	(0.01)%[2]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.56%	0.48%

	Index Equity Portfolio (Target Feeder Fund) Investor A Shares*	Index Equity Portfolio (Target Feeder Fund) Investor B Shares*	Index Equity Portfolio (Target Feeder Fund) Service Shares	Pro Forma Combined Feeder Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.50%[6]	None	None

	Index Equity Portfolio (Target Feeder Fund) Investor A Shares*	Index Equity Portfolio (Target Feeder Fund) Investor B Shares*	Index Equity Portfolio (Target Feeder Fund) Service Shares	Pro Forma Combined Feeder Fund Service Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[1,2]	0.01%[1,2]	0.01%[1,2]	0.05%[3]
Distribution and/or Service (12b-1) Fees	0.15%	0.90%	0.15%	0.15%
Other Expenses	0.27%	0.54%	0.24%	0.20%
Administration Fees	0.10%	0.10%	0.10%	0.19%
Independent Expenses	None	None	None	0.01%[4,5]
Miscellaneous Other Expenses	0.17%	0.44%	0.14%	None
Total Annual Fund Operating Expenses	0.43%	1.45%	0.40%	0.40%
Fees Waivers and/or Expense Reimbursements	(0.01)%[2,7]	(0.21)%[2,7]	(0.01)%[2,7]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.42%[7]	1.24%[7]	0.39%[7]	0.39%

	Index Equity Portfolio (Target Feeder Fund) Investor C Shares**	Pro Forma Combined Feeder Fund Investor C1 Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[8]	1.00%[8]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[1,2]	0.05%[3]
Distribution and/or Service (12b-1) Fees	0.90%	0.90%
Other Expenses	0.34%	0.30%
Administration Fees	0.10%	0.29%
Independent Expenses	None	0.01%[4,5]
Miscellaneous Other Expenses	0.24%	None
Total Annual Fund Operating Expenses	1.25%	1.25%
Fees Waivers and/or Expense Reimbursements	(0.01)%[2,7]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%[7]	1.24%

	S&P 500 Index Fund (Target Feeder Fund) Institutional Shares	Pro Forma Combined Feeder Fund Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[1,2]	0.05%[3]
Other Expenses	0.30%	0.19%
Administration Fees	0.20%	0.18%
Independent Expenses	None	0.01%[4,5]
Miscellaneous Other Expenses	0.10%	None
Total Annual Fund Operating Expenses	0.31%	0.24%
Fees Waivers and/or Expense Reimbursements	(0.01)%[2]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.30%	0.23%

	Index Equity Portfolio (Target Feeder Fund) Institutional Shares***	S&P 500 Stock Fund (Acquiring Feeder Fund) Shares***	Pro Forma Combined Feeder Fund Class K Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[1,2]	0.05%[3]	0.05%[3]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.23%	0.14%	0.12%
Administration Fees	0.10%	0.13%	0.11%[9]
Independent Expenses	None	0.01%[4,5]	0.01%[4,5]
Miscellaneous Other Expenses	0.13%	None	None
Total Annual Fund Operating Expenses	0.24%	0.19%	0.17%
Fees Waivers and/or Expense Reimbursements	(0.06)%[2,7]	(0.01)%[5]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%[7]	0.18%	0.16%

*	Shareholders of Investor A and/or Investor B shares of the Index Equity Portfolio will receive Service shares of the Combined Fund in connection with the Reorganization.
**	Shareholders of Investor C shares of the Index Equity Portfolio will receive Investor C1 shares of the Combined Fund in connection with the Reorganization.
***	Shareholders of Institutional shares of the Index Equity Portfolio will receive Class K shares of the Combined Fund in connection with the Reorganization.
1	The fees and expenses shown in the table and the example that follows include both the expenses of the Target Feeder Fund and the Target Feeder Fund’s share of the allocated expenses of the Target Master Portfolio. Management fees are paid by the Target Master Portfolio, a series of the Target Master LLC.
2	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees payable by the Target Master Portfolio will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.
3	Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Acquiring Feeder Fund and the Acquiring Master Portfolio, a series of the Acquiring Master Trust, in which the Acquiring Feeder Fund invests. Management fees are paid by the Acquiring Master Portfolio.
4

Independent Expenses consist of the Acquiring Feeder Fund’s allocable portion of the fees and expenses of the independent trustees of the Acquiring Trust and the Acquiring Master Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Acquiring Feeder Fund and the Acquiring Master Portfolio.
5	BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Feeder Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through August 31, 2013. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to September 1, 2013 without the consent of the Boards of Trustees of the Acquiring Trust and of the Acquiring Master Trust.
6	The contingent deferred sales charge (“CDSC”) is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares. Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
7	BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Index Equity Portfolio’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.785% (for Investor A shares), 1.24% (for Investor B and C Shares), 0.18% (for Institutional shares) and 0.615% (for Service shares) until May 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by vote of a majority of the outstanding voting securities of the Index Equity Portfolio.
8	There is no CDSC on Investor C or Investor C1 shares after one year.
9	BlackRock has agreed to reduce its administration fees for Class K shares from 0.13% to 0.11%, contingent upon completion of either Feeder Fund Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2011) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	One Year	Three Years	Five Years	Ten Years
S&P 500 Index Fund (Target Feeder Fund) Investor A Shares	$57	$182	$317	$713
Pro Forma Combined Fund Investor A Shares	$49	$156	$273	$615

Index Equity Portfolio (Target Feeder Fund) Investor A Shares	$342	$433	$533	$825
Index Equity Portfolio (Target Feeder Fund) Investor B Shares	$576	$788	$972	$1,437
Index Equity Portfolio (Target Feeder Fund) Service Shares	$40	$127	$223	$504
Pro Forma Combined Fund Service Shares	$40	$127	$223	$504

Index Equity Portfolio (Target Feeder Fund) Investor C Shares	$226	$396	$685	$1,510
Pro Forma Combined Fund C1 Shares	$226	$396	$685	$1,510

S&P 500 Index Fund (Target Feeder Fund) Institutional Shares	$31	$99	$173	$392
Pro Forma Combined Fund Institutional Shares	$24	$76	$134	$305

Index Equity Portfolio (Target Feeder Fund) Institutional Shares	$18	$71	$129	$300
S&P 500 Stock Fund Undesignated Shares (Acquiring Feeder Fund)	$18	$60	$106	$242
Pro-Forma Combined Fund Class K Shares	$16	$54	$95	$216

You would pay the following if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Index Equity Portfolio (Target Feeder Fund) Investor B Shares	$126	$438	$772	$1,437
Pro-Forma Combined Fund Service Shares	$40	$127	$223	$504

Index Equity Portfolio (Target Feeder Fund) Investor C Shares	$126	$396	$685	$1,510
Pro-Forma Combined Fund Investor C1 Shares	$126	$396	$685	$1,510

Fee Tables of the S&P 500 Index Fund (Target Feeder Fund), the S&P 500 Stock Fund (Acquiring Feeder Fund) and the Pro Forma Combined Feeder Fund (as of December 31, 2011) (unaudited)

	S&P 500 Index Fund (Target Feeder Fund) Investor A Shares	Pro Forma Combined Feeder Fund Investor A Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your Investment):
Management Fee	0.01%[1,2]	0.05%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.31%	0.19%
Administration Fees	0.20%	0.18%
Independent Expenses	None	0.01%[4,5]
Miscellaneous Other Expenses	0.11%	None
Total Annual Fund Operating Expenses	0.57%	0.49%
Fees Waivers and/or Expenses Reimbursements	(0.01)%[2]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.56%	0.48%

	S&P 500 Index Fund (Target Feeder Fund) Institutional Shares	Pro Forma Combined Feeder Fund Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your Investment):
Management Fee	0.01%[1,2]	0.05%[3]
Other Expenses	0.30%	0.19%
Administration Fees	0.20%	0.18%
Independent Expenses	None	0.01%[4,5]
Miscellaneous Other Expenses	0.10%	None
Total Annual Fund Operating Expenses	0.31%	0.24%
Fees Waivers and/or Expense Reimbursements	(0.01)%[2]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.30%	0.23%

	S&P 500 Stock Fund (Acquiring Feeder Fund) Shares*	Pro Forma Combined Feeder Fund Class K Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your Investment):
Management Fee	0.05%[3]	0.05%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.14%	0.12%
Administration Fees	0.13%	0.11%[6]
Independent Expenses	0.01%[4,5]	0.01%[4,5]
Total Annual Fund Operating Expenses	0.19%	0.17%
Fees Waivers and/or Expenses Reimbursements	(0.01)%[5]	(0.01)%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%	0.16%

*	Shareholders of the S&P 500 Stock Fund will receive Class K shares of the Combined Fund in connection with the Reorganization.
1	The fees and expenses shown in the table and the example that follows include both the expenses of the S&P 500 Index Fund and the S&P 500 Index Fund’s share of the allocated expenses of the Target Master Portfolio. Management fees are paid by the Target Master Portfolio, a series of the Target Master LLC.
2	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees payable by the Target Master Portfolio will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.
3	Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Acquiring Feeder Fund and the Acquiring Master Portfolio, a series of the Acquiring Master Trust, in which the Acquiring Feeder Fund invests. Management fees are paid by the Acquiring Master Portfolio.
4	Independent Expenses consist of the Acquiring Feeder Fund’s allocable portion of the fees and expenses of the independent trustees of the Acquiring Trust and the Acquiring Master Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Acquiring Feeder Fund and the Acquiring Master Portfolio.
5	BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Feeder Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through August 31, 2013. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to September 1, 2013 without the consent of the Boards of Trustees of the Acquiring Trust and of the Acquiring Master Trust.
6	BlackRock has agreed to reduce its administration fees for Class K shares from 0.13% to 0.11%, contingent upon completion of either Feeder Fund Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2011) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

S&P 500 Index Fund into S&P 500 Stock Fund

	One Year	Three Years	Five Years	Ten Years
S&P 500 Index Fund (Target Feeder Fund) Investor A Shares	$57	$182	$317	$713
Pro Forma Combined Fund Investor A Shares	$49	$156	$273	$615

	One Year	Three Years	Five Years	Ten Years
S&P 500 Index Fund (Target Feeder Fund) Institutional Shares	$31	$99	$173	$392
Pro Forma Combined Fund Institutional Shares	$24	$76	$134	$305

S&P 500 Stock Fund Undesignated Shares (Acquiring Feeder Fund)	$18	$60	$106	$242
Pro Forma Combined Fund Class K Shares	$16	$54	$95	$216

Fee Tables of the Index Equity Portfolio (Target Feeder Fund), the S&P 500 Stock Fund (Acquiring Feeder Fund) and the Pro Forma Combined Feeder Fund (as of December 31, 2011) (unaudited)

	Index Equity Portfolio (Target Feeder Fund) Investor A Shares*	Index Equity Portfolio (Target Feeder Fund) Investor B Shares*	Index Equity Portfolio (Target Feeder Fund) Service Shares	Pro Forma Combined Feeder Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.50%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your Investment):
Management Fee	0.01%[2,3]	0.01%[2,3]	0.01%[2,3]	0.05%[4]
Distribution and/or Service (12b-1) Fees	0.15%	0.90%	0.15%	0.15%
Other Expenses	0.27%	0.54%	0.24%	0.20%
Administration Fees	0.10%	0.10%	0.10%	0.19%
Independent Expenses	None	None	None	0.01%[5,6]
Miscellaneous Other Expenses	0.17%	0.44%	0.14%	None
Total Annual Fund Operating Expenses	0.43%	1.45%	0.40%	0.40%
Fees Waivers and/or Expense Reimbursements	(0.01)%[3,7]	(0.21)%[3,7]	(0.01)%[3,7]	(0.01)%[6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.42%[7]	1.24%[7]	0.39%[6]	0.39%

	Index Equity Portfolio (Target Feeder Fund) Investor C Shares**	Pro Forma Combined Feeder Fund Investor C1 Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[8]	1.00%[8]

	Index Equity Portfolio (Target Feeder Fund) Investor C Shares**	Pro Forma Combined Feeder Fund Investor C1 Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[2,3]	0.05%[4]
Distribution and/or Service (12b-1) Fees	0.90%	0.90%
Other Expenses	0.34%	0.30%
Administration Fees	0.10%	0.29%
Independent Expenses	None	0.01%[5,6]
Miscellaneous Other Expenses	0.24%	None
Total Annual Fund Operating Expenses	1.25%	1.25%
Fees Waivers and/or Expense Reimbursements	(0.01)%[3,7]	(0.01)%[6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%[7]	1.24%

	Index Equity Portfolio (Target Feeder Fund) Institutional Shares***	S&P 500 Stock Fund (Acquiring Feeder Fund) Shares	Pro Forma Combined Feeder Fund K Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.01%[2,3]	0.05%[4]	0.05%[4]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.23%	0.14%	0.12%
Administration Fees	0.10%	0.13%	0.11%[9]
Independent Expenses	None	0.01%[5,6]	0.01%[5,6]
Miscellaneous Other Expenses	0.13%	None	None
Total Annual Fund Operating Expenses	0.24%	0.19%	0.17%
Fees Waivers and/or Expense Reimbursements	(0.06)%[3,7]	(0.01)%[6]	(0.01)%[6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%[7]	0.18%	0.16%

*	Shareholders of Investor A and/or Investor B shares of the Index Equity Portfolio will receive Service shares of the Combined Fund in connection with the Reorganization.
**	Shareholders of Investor C shares of the Index Equity Portfolio will receive Investor C1 shares of the Combined Fund in connection with the Reorganization.
***	Shareholders of Institutional shares of the Index Equity Portfolio will receive Class K shares of the Combined Fund in connection with the Reorganization.
1	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares. Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
2	The fees and expenses shown in the table and the example that follows include both the expenses of the Index Equity Portfolio and the Index Equity Portfolio’s share of the allocated expenses of the Target Master Portfolio. Management fees are paid by the Target Master Portfolio, a series of the Target Master LLC.
3	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees payable by the Target Master Portfolio will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

4	Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Acquiring Feeder Fund and the Acquiring Master Portfolio, a series of the Acquiring Master Trust, in which the Acquiring Feeder Fund invests. Management fees are paid by the Acquiring Master Portfolio.
5	Independent Expenses consist of the Acquiring Feeder Fund’s allocable portion of the fees and expenses of the independent trustees of the Acquiring Trust and the Acquiring Master Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Acquiring Feeder Fund and the Acquiring Master Portfolio.
6	BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Feeder Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through August 31, 2013. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to September 1, 2013 without the consent of the Boards of Trustees of the Acquiring Trust and of the Acquiring Master Trust.
7	BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Index Equity Portfolio’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.785% (for Investor A shares), 1.24% (for Investor B and C shares), 0.18% (for Institutional shares) and 0.615% (for Service shares) until May 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by vote of a majority of the outstanding voting securities of the Index Equity Portfolio.
8	There is no CDSC on Investor C or C1 shares after one year.
9	BlackRock has agreed to reduce its administration fees for Class K shares from 0.13% to 0.11%, contingent upon completion of either Feeder Fund Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2011 for all Funds) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Index Equity Portfolio (Target Feeder Fund) A Shares	$342	$433	$533	$825
Index Equity Portfolio (Target Feeder Fund) B Shares	$576	$788	$972	$1,437
Index Equity Portfolio (Target Feeder Fund) Service Shares	$40	$127	$223	$504
Pro-Forma Combined Fund Service Shares	$40	$127	$223	$504

Index Equity Portfolio (Target Feeder Fund) C Shares	$226	$396	$685	$1,510
Pro-Forma Combined Fund C1 Shares	$226	$396	$685	$1,510

Index Equity Portfolio (Target Feeder Fund) Institutional Shares	$18	$71	$129	$300
S&P 500 Stock Fund (Acquiring Feeder Fund)	$18	$60	$106	$242
Pro-Forma Combined Fund Class K Shares	$16	$54	$95	$216

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Index Equity Portfolio (Target Feeder Fund) B Shares	$126	$438	$772	$1,437
Pro-Forma Combined Fund Service Shares	$40	$127	$223	$504

Index Equity Portfolio (Target Feeder Fund) C Shares	$126	$396	$685	$1,510
Pro-Forma Combined Fund C1 Shares	$126	$396	$685	$1,510

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
S&P 500 Index Fund (Target Feeder Fund)	12/31/11	6%
Index Equity Portfolio (Target Feeder Fund)	12/31/11	6%
S&P 500 Stock Fund (Acquiring Feeder Fund)	12/31/11	5%

Federal Tax Consequences

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, the relevant Target Fund and the relevant Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of a Target Feeder Fund’s or the Acquiring Master Portfolio’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of a Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, the Target Corporation and the Target Trust, on behalf of the relevant Target Feeder Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of either Target Feeder Fund or the Target Master Portfolio are sold or deemed sold by reason of marking to market of certain assets upon the termination of a Target Feeder Fund’s or the Acquiring Master Portfolio’s taxable year or as a result of a transfer of an interest in a passive foreign investment company by a Target Feeder Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Feeder Fund’s or the Target Master Portfolio’s basis in such assets. Any gains will be distributed to the Target Feeder Funds’ shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of a Target Feeder Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Feeder Fund and the Acquiring Feeder Fund (and the Target Master Portfolio and the Acquiring Master Portfolio, if applicable) are identical.

COMPARISON OF THE FUNDS

Because of their substantially similar investment objectives and investment strategies, the Target Funds and the Acquiring Funds are subject to substantially similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Master Portfolio are the same as the principal risks of its respective Feeder Fund. The principal risks of each Fund are set out in the table below.

Principal Investment Risks

Risk	S&P 500 Index Fund, Index Equity Portfolios and Target Master Portfolio (Target Funds)	S&P 500 Stock Fund and Acquiring Master Portfolio (Acquiring Funds)
Equity Securities Risk	Principal Risk	Principal Risk
Index Fund Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk

Each Feeder Fund invests all of its investable assets in a Master Portfolio, a mutual fund that has the same investment objective and strategies as the Feeder Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the Master Portfolio in which it invests. For simplicity, this Combined Prospectus/Proxy Statement uses the term “Fund” to include the Master Portfolios.

Combined Feeder Fund

There is no guarantee that shares of the Combined Feeder Fund will not lose value. This means that as shareholders of the Combined Feeder Fund, the Target Feeder Fund shareholders could lose money. Shares of the Combined Feeder Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Feeder Fund’s investments, and, therefore, the value of the Combined Feeder Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Feeder Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Feeder Fund and, therefore, the Combined Feeder Fund. You will find additional descriptions of specific risks in the Acquiring Feeder Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Equity Securities Risk—Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if the overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Index Fund Risk—An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

The S&P 500 Index Fund controls the Master Reorganization vote.—All of the outstanding shares of the Target Master Portfolio are currently held by the two Target Feeder Funds. Each Target Feeder Fund is seeking instructions from its shareholders as to how it should vote its shares of the Target Master Portfolio in the Master Reorganization and will vote such shares in favor or against the Master Reorganization, or abstain from such vote, in proportion to its shareholders’ respective instructions. As of June 30, 2012, the S&P 500 Index Fund holds approximately 78% of the outstanding shares of the Target Master Portfolio and the Index Equity Portfolio holds approximately 22% of the outstanding shares of the Target Master Portfolio. As the S&P 500 Index Fund holds a more significant percentage of the outstanding Target Master Portfolio shares, the S&P 500 Index Fund will control the majority of the votes requiring shareholder approval of the Master Reorganization. This significance of ownership may also have the effect of delaying, preventing or deterring approval of the Master Reorganization. Conversely, the more significant interest in the Target Master Portfolio held by the S&P 500 Index Fund could result in a situation where the Master Reorganization is approved and the Feeder Fund Reorganization involving the Index Equity Portfolio is not approved. If this were to occur, the Board of Trustees of the Target Trust would consider alternatives available to the Index Equity Portfolio, which could include redeeming its investments in the Target Master Portfolio prior to the closing of the Master Reorganization and thus investing its portfolio directly instead of indirectly through a master-feeder structure.

Fundamental Investment Restrictions

S&P 500 Index Fund, Index Equity Portfolio and S&P 500 Stock Fund (and the Master Portfolios, where applicable)

The Funds have similar fundamental investment restrictions, as indicated on Appendix A. Generally, none of the Funds may: (i) purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (with certain exceptions), (ii) issue senior securities or borrow money (with certain exceptions); (iii) purchase or sell real estate, except that to the extent permitted by applicable law, it may invest in securities secured by real estate; (iv) underwrite securities of other issuers; (v) purchase securities on margin (with certain exceptions); (vi) purchase or sell commodity contracts (with certain exceptions); (vii) make loans (excluding, among other things, the acquisition of debt instruments); (viii) purchase or sell commodities (with certain exceptions). In addition, none of the Funds may make investments that would be inconsistent with its classification as a diversified company under the 1940 Act. The Target Funds may not purchase securities of companies for the purpose of exercising control. Under its fundamental investment restrictions, the Index Equity Portfolio may not: (i) invest in oil, gas or mineral exploration or development programs (with certain exceptions); (ii) make short sales of securities or maintain a short position (with certain exceptions); (iii) acquire any other investment company or investment company security (with certain exceptions); and (iv) write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

Although the fundamental investment restrictions are substantially similar, there are several differences. The relevant differences are discussed below, and Appendix I summarizes the investment restrictions of all of the Funds. The Index Equity Portfolio may not purchase securities while its borrowings outstanding (including reverse repurchase agreements and borrowings from banks) are in excess of 5% of its total assets. The S&P 500 Index Fund and the Target Master Portfolio have a nearly identical non-fundamental investment restriction on its borrowings while the Acquiring Funds do not have a similar restriction. The Acquiring Funds may not make short sales of securities. As a non-fundamental restriction, the S&P 500 Index Fund and the Target Master Portfolio are permitted to make short sales of securities to the extent permitted by applicable law and otherwise permitted by its prospectus and statement of additional information. The Index Equity Portfolio may engage in short sales in securities against the box, but it may not make other short sales of securities. The S&P 500 Index Fund and the Target Master Portfolio are permitted to purchase securities on margin (to the extent permitted by applicable law), while the other Funds are not permitted to do so with certain exceptions. The Index Equity Portfolio and the Acquiring Funds may make margin payments in connection with investments in futures contracts and related options. The Index Equity Portfolio may make margin payments in connection with short sales against the box. The S&P 500 Index Fund and the Master Portfolios do not have a restriction on writing, purchasing or selling puts, calls, straddles, spreads, warrants, options or any combination thereof while the other Funds do. The Acquiring Feeder Fund has a non-fundamental investment policy prohibiting it from engaging in the enumerated investment activities in the prior sentence, while the Index Equity Portfolio has a fundamental investment policy prohibiting it from writing or selling put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts. As a fundamental policy, the Index Equity Portfolio may not invest in oil, gas or mineral exploration or development programs (with certain exceptions). As a non-fundamental policy, the Acquiring Feeder Fund may not purchase interests, leases, or limited partnership interests in oil, gas or other mineral exploration or development programs. The S&P 500 Index Fund and Target Master Portfolio are silent with respect to investments in oil, gas or other minerals.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Feeder Fund’s performance has varied year by year and provides some indication of the risks of investing in each Feeder Fund. The average annual total returns shown for the Investor A, Investor C1, Institutional and Service shares of the Acquiring Fund are based on Class K shares returns of the Acquiring Fund adjusted to reflect the fees of each class as applicable. Past performance (before and after taxes) is not an indication of future results. Sales charges, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The table compares the Feeder Funds’ performance to that of the S&P 500 Index. If BlackRock and its affiliates had not waived or reimbursed certain Feeder Fund expenses during these periods, the Feeder Fund’s returns would have been lower. For more information concerning the performance of each Feeder Fund, please refer to the each Feeder Fund’s Prospectus, Annual Report and Semi-Annual Report. As shareholders of a Feeder Fund, you have already received a copy of the Prospectus, Annual Report and Semi-Annual Report. You may request a copy of the Prospectus, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Feeder Fund.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock S&P 500 Index Fund (Target Fund) As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.97% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.97% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2012 was 12.50%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Index Fund—Institutional
Return Before Taxes	1.80%	–0.52%	2.61%
Return After Taxes on Distributions	1.12%	–1.20%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	1.15%	–0.85%	1.87%
BlackRock S&P 500 Index Fund—Investor A
Return Before Taxes	1.58%	–0.77%	2.36%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	2.11%	–0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional shares only, and the after-tax returns for Investor A shares will vary.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock Index Equity Portfolio

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.01% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.92% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2012 was 12.55%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Index Equity Portfolio—Institutional
Return Before Taxes	1.92%	–0.35%	2.81%
Return After Taxes on Distributions	1.22%	–1.08%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.25%	–0.73%	2.00%

BlackRock Index Equity Portfolio—Investor A
Return Before Taxes	–1.37%	–1.19%	2.14%
BlackRock Index Equity Portfolio—Investor B
Return Before Taxes	–3.61%	–1.76%	1.82%
BlackRock Index Equity Portfolio—Investor C
Return Before Taxes	–0.17%	–1.38%	1.65%
BlackRock Index Equity Portfolio—Service
Return Before Taxes	1.73%	–0.53%	2.51%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	2.11%	–0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional shares only, and the after-tax returns for Investor A, Investor B, Investor C and Service shares will vary.

Class K Shares

ANNUAL TOTAL RETURNS

BlackRock S&P 500 Stock Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.81% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2012 was 12.55%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Stock Fund—Class K
Return Before Taxes	2.00%	–0.32%	2.79%
Return After Taxes on Distributions	1.61%	–0.69%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.61%	–0.36%	2.29%
BlackRock S&P 500 Stock Fund—Investor A
Return Before Taxes	1.64%	–0.64%	2.47%
BlackRock S&P 500 Stock Fund—Investor C1
Return Before Taxes	–0.11%	–1.40%	1.69%
BlackRock S&P 500 Stock Fund—Institutional
Return Before Taxes	1.90%	–0.39%	2.72%
BlackRock S&P 500 Stock Fund—Service
Return Before Taxes	1.74%	–0.55%	2.56%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	2.11%	–0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Additional Information

The S&P 500® Index is an unmanaged index which covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (the “NYSE”) issues) representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

The accounting survivor of each Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of each Reorganization.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the Target Master Portfolio’s investments and its business operations subject to the oversight of its respective Board. While BlackRock Advisors is ultimately responsible for the management of the Target Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc.

BlackRock Fund Advisors, located at 400 Howard Street, San Francisco, California 94105, manages the Acquiring Master Portfolio’s investments and its business operations subject to the oversight of the Board of Trustees of the Acquiring Trust. While BlackRock Fund Advisors is ultimately responsible for the management of the Acquiring Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Fund Advisors is a wholly owned subsidiary of BlackRock, Inc.

BlackRock Advisors, BlackRock Fund Advisors and their affiliates had approximately $3.684 trillion in investment company and other portfolio assets under management as of March 31, 2012. Edward Corallo, Greg Savage, CFA and Christopher Bliss, CFA, CPA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Master Portfolio. Mr. Corallo, Mr. Savage and Mr. Bliss are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganizations.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography

Edward Corallo	Jointly and primarily responsible for the day-to-day management of the Acquiring Master Portfolio’s portfolio, including setting the Acquiring Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2009	Managing Director of BlackRock, Inc. since 2009; Head of portfolio management in the Index Equity Group at BlackRock, Inc. since 2009; Principal of Barclays Global Investors (“BGI”) from 1998 to 2009.

Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Master Portfolio’s portfolio, including setting the Acquiring Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2008	Managing Director of BlackRock, Inc since 2009; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Christopher Bliss, CFA, CPA	Jointly and primarily responsible for the day-to-day management of the Acquiring Master Portfolio’s portfolio, including setting the Acquiring Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. in 2009; Principal of BGI from 2005 to 2009.

The Acquiring Feeder Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Feeder Fund and other funds managed by BlackRock.

Investment Advisory and Management Agreements

Each Target Feeder Fund invests all of its investable assets in the Target Master Portfolio. Accordingly, the Target Feeder Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Target Master Portfolio. The Target Master LLC, on behalf of the Target Master Portfolio, has entered into a management agreement with BlackRock Advisors (the “BlackRock Advisors Management Agreement”), pursuant to which BlackRock Advisors receives for its services to the Target Master Portfolio a maximum annual management fee rate of 0.01% of the Target Master Portfolio’s average daily net assets. BlackRock has contractually agreed to waive fees in order to ensure that management fees payable by the Target Master Portfolio will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

The Acquiring Feeder Fund invests all of its investable assets in the Acquiring Master Portfolio. Accordingly, the Acquiring Feeder Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Acquiring Master Portfolio. The Acquiring Master Trust, on behalf of the Acquiring Master Portfolio, has entered into a management agreement with BlackRock Fund Advisors (the “BlackRock Fund Advisors Management Agreement,” and together with the BlackRock Advisors Management Agreement, the “Management Agreements” and each, a “Management Agreement”), pursuant to which BlackRock Fund Advisors receives for its services to the Acquiring Master Portfolio management fees at an annual rate of 0.05% of the average daily net assets of the Acquiring Master Portfolio.

BlackRock Advisors has currently agreed to cap net expenses, with respect to the applicable Target Feeder Fund (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of the Target Feeder Funds at the levels shown in the table below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these caps, BlackRock Fund Advisors has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Index Equity Portfolio, BlackRock Advisors has currently contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below. With respect to the S&P 500 Index Fund, BlackRock Advisors has currently voluntarily agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below. The S&P 500 Stock Fund and the Combined Fund waive Independent Expenses, as noted in the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Fund	Contractual Caps[1]	Voluntary Caps[2]
S&P 500 Index Fund (Target Feeder Fund)
Investor A	—	0.65%
Institutional	—	0.40%

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Fund	Contractual Caps[1]	Voluntary Caps[2]
Index Equity Portfolio (Target Feeder Fund)
Investor A	0.785%	—
Investor B	1.240%
Investor C	1.240%	—
Institutional	0.180%	—
Service	0.615%	—

S&P 500 Stock Fund (Acquiring Feeder Fund)[3]
Single Class	—	—

Combined Fund**[4]
Investor A	—	—
Investor C1	—	—
Institutional	—	—
Service	—	—
Class K	—	—

*	As a percentage of average daily net assets.
**	Assumes the Reorganization had taken place on December 31, 2011.
[1]	The contractual waiver or reimbursement is in effect until May 1, 2013.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice to shareholders.
[3]

Although the Acquiring Feeder Fund and the Combined Feeder Fund do not have a cap on the total annual fund operating expenses, BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Feeder Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through August 31, 2013. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to September 1, 2013 without the consent of the Boards of Trustees of the Acquiring Trust and of the Acquiring Master Trust.

[4]

Although the Combined Feeder Fund will not have contractual expense caps, the Combined Fund has an administration fee structure whereby the Combined Fund’s administrator has agreed to bear all costs of operating the Combined Fund (even if those costs exceed the administration fee), other than brokerage expenses, management fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses. While structurally different from contractual expense caps, this administration fee structure has the same effect of limiting shareholder expenses.

The Index Equity Portfolio may have to repay some of the contractual waivers and reimbursements set out in the table above to BlackRock Advisors in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice to shareholders.

The BlackRock Fund Advisors Management Agreement with respect to the Acquiring Master Portfolio will remain in place following the Reorganizations and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Master Portfolio.

A discussion of the Board’s approval of the Target Master Portfolio’s Management Agreement with BlackRock Advisors and the Acquiring Master Portfolio’s Management Agreement with BlackRock Fund Advisors is included in the Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Acquiring Feeder Fund	6/30/11
S&P 500 Index Fund	6/30/11
Index Equity Portfolio	6/30/11

BlackRock Fund Advisors will manage the Combined Master Portfolio as investment manager, pursuant to the BlackRock Fund Advisors Management Agreement. The principal terms of each of the Management Agreements are described below.

Terms of the Management Agreements. The BlackRock Advisors Management Agreement generally provides that, subject to the oversight of the Board of the Target Master LLC, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Target Master Portfolio’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Target Master Portfolio and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Target Master Portfolio, (b) supervise continuously the investment program of the Target Master Portfolio and the composition of its investment portfolio, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolios of the Target Master Portfolio; and (d) provide investment research to the Target Master Portfolio. BlackRock Advisors will provide the services in accordance with the Target Master Portfolio’s investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board. In addition, the BlackRock Advisors Management Agreement further provides that BlackRock Advisors will furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Target Master Portfolio’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Target Master Portfolio and to the extent requested by the Target Corporation or the Target Trust, as applicable, BlackRock Advisors will also provide certain administrative services. In connection with the performance of the foregoing administrative services, the Target Master Portfolio will reimburse BlackRock Advisors for all of its out of pocket expenses.

Under the BlackRock Advisors Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law, (iii) the provisions of the Target Master Portfolio’s organizational documents as such are amended from time to time, (iv) the investment objectives and policies of the Target Master Portfolio as set forth in its Registration Statement on Form N-1A and/or the resolutions of the Board, and (v) any policies and determinations of the Board of the Target Master LLC. Under the BlackRock Advisors Management Agreement, BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency, maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates and treat confidentially and as proprietary information of the funds all records and other information relative to the Target Master Portfolio and the Target Master Portfolio’s proper, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Target Master Portfolio, which approval shall not be unreasonably withheld and may not be withheld where BlackRock Advisors may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Target Master Portfolio.

The BlackRock Fund Advisors Management Agreement generally provides that, subject to the oversight of the Board of Trustees of the Acquiring Master Trust, BlackRock Fund Advisors will (a) manage the investing and reinvesting of the Acquiring Master Portfolio’s assets, (b) provide to the Acquiring Master Trust investment guidance and policy direction in connection with its daily management of the Acquiring Master Portfolio’s assets, and (c) furnish to the Acquiring Master Trust’s Board of Trustees periodic reports on the investment strategy and performance of the Acquiring Master Portfolio. BlackRock Fund Advisors will provide the services in accordance with the Acquiring Master Portfolio’s investment objectives, policies and restrictions as stated in its registration statements and the resolutions of the Board. Under the BlackRock Fund Advisors Management Agreement, BlackRock Fund Advisors shall make investments for the account of the Acquiring Master Portfolio in accordance with BlackRock Fund Advisors’ best judgment and consistent with the investment objective and restrictions set forth in the Acquiring Master Portfolio’s registration statement, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to regulated investment companies, subject to policy decisions adopted by the Acquiring Master Trust’s Board of Trustees. BlackRock Fund Advisors shall advise the Acquiring Master Trust’s officers and Board of Trustees, at such times as the Acquiring Master Trust’s Board of Trustees may specify, of investments made for the Acquiring Master Portfolio and shall, when requested by the Acquiring Master Trust’s officers or Board of Trustees, supply the reasons for making particular investments. BlackRock Fund Advisors shall provide to the Acquiring Master Trust investment guidance and policy direction in connection with its daily management of the Acquiring Master Portfolio’s assets, and shall furnish to the Acquiring Master Trust’s Board of Trustees periodic reports on the investment strategy and performance of the Acquiring Master Portfolio and such additional reports and information as the Acquiring Master Trust’s Board of Trustees and officers shall reasonably request. BlackRock Fund Advisors shall pay the costs of printing and distributing all materials relating to the Acquiring Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, registration statements, reports for holders of beneficial interests of the Acquiring Master Portfolio and other materials distributed to existing or prospective beneficial owners on behalf of the Acquiring Master Portfolio. BlackRock Fund Advisors shall, at its expense, employ or associate with itself such persons as BlackRock Fund Advisors believe appropriate to assist it in performing its obligations under the BlackRock Fund Advisors Management Agreement.

The Management Agreements provide that BlackRock Advisors and BlackRock Fund Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors or BlackRock Fund Advisors, to perform investment advisory services with respect to the Target Master Portfolio or the Acquiring Master Portfolio, as applicable. BlackRock Advisors has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock Advisors, with respect to the Target Master Portfolio, under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from the Target Master Portfolio. The sub-advisory agreement provides that BlackRock Advisors shall be fully responsible for providing compensation to BIM. BIM is responsible for the day-to-day management of the Target Master Portfolio. BlackRock Fund Advisors is not currently a party to any sub-advisory agreement with respect to the Acquiring Master Portfolio.

Under the BlackRock Advisors Management Agreement, BlackRock Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock Advisors or by the Target Master Portfolio in connection with the performance of the BlackRock Advisors Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the BlackRock Advisors Management Agreement. As used in this paragraph, the term BlackRock Advisors shall include any affiliates of BlackRock Advisors performing services for the Target Master Portfolio contemplated hereby and partners, directors, officers and employees of BlackRock Advisors and of such affiliates. The BlackRock Advisors Management Agreement may be terminated by the Target Master LLC, on behalf of the Target Master Portfolio, at any time, without the payment of any penalty, upon giving BlackRock Advisors 60 days’ notice (which notice may be waived by BlackRock Advisors), provided that such termination by the Target Master LLC, on behalf of the Target Master Portfolio, shall be directed or approved by the vote of a majority of the Directors of the Target Master LLC in office at the time or by the vote of the holders of a majority of the voting securities of the Target Master Portfolio at the time outstanding and entitled to vote, or by BlackRock Advisors on 60 days’ written notice (which notice may be waived by the Target Master LLC, on behalf of the Target Master Portfolio). The BlackRock Advisors Management Agreement will also immediately terminate in the event of its assignment.

Under the BlackRock Fund Advisors Management Agreement, BlackRock Fund Advisors shall not be liable for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the BlackRock Fund Advisors Management Agreement shall be deemed to protect or purport to protect BlackRock Fund Advisors against any liability to the Acquiring Master Trust or its investors to which BlackRock Fund Advisors would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of BlackRock Fund Advisors’ duties under the BlackRock Fund Advisors Management Agreement or by reason of reckless disregard of its obligations and duties hereunder. Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph shall not be construed so as to relieve (or attempt to relieve) BlackRock Fund Advisors of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The BlackRock Fund Advisors Management Agreement is terminable as to the Acquiring Master Portfolio by a vote of a “majority of the outstanding voting securities” (as defined in the Act) of the Acquiring Master Portfolio or by a vote of a majority of the Acquiring Master Trust’s entire Board of Trustees on 60 days’ written notice to BlackRock Fund Advisors or by BlackRock Fund Advisors on 60 days’ written notice to the Acquiring Master Trust. The BlackRock Fund Advisors Management Agreement will also terminate with respect to the Acquiring Master Portfolio automatically in the event of its “assignment” (as defined in the Act) with respect to the Acquiring Master Portfolio.

Under the sub-advisory agreement between BlackRock Advisors and BIM, pertaining to the Target Master Portfolio, BIM will not be liable for any error of judgment or mistake of law by BIM or for any loss suffered by BlackRock Advisors or by the Target Master Portfolio in connection with the performance of the sub-advisory agreement by BIM, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of BIM’s duties or from reckless disregard by it of its duties under the sub-advisory agreement. The sub-advisory agreement may be terminated by the Target Master LLC, on behalf of the Target Master Portfolio, or BlackRock Advisors at any time, without the payment of any penalty, upon giving BIM 60 days’ notice (which notice may be waived by BIM), provided that such termination by the Target Master Portfolio or BlackRock Advisors shall be directed or approved by the vote of a majority of the Directors of the Target Master LLC in office at the time or by the vote of the holders of a majority of the voting securities of the Target Master Portfolio at the time outstanding and entitled to vote, or by BIM on 60 days’ written notice (which notice may be waived by the Target Master LLC, on behalf of the Target Master Portfolio, and BlackRock Advisors), and will terminate automatically upon any termination of the BlackRock Advisors Management Agreement. The sub-advisory agreement will also immediately terminate in the event of its assignment.

The BlackRock Advisors Management Agreement provides that the Target Master Portfolio may, in the discretion of the Board of Directors, indemnify BlackRock Advisors, and each of BlackRock Advisors’ directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (each such person being an “Indemnitee”) against any liabilities and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the respective Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Master Portfolio, as applicable, and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Target Master Portfolio or its respective shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Target Master Portfolio, as applicable, and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Master Portfolio, as applicable, and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Directors. The Target Master LLC may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

The BlackRock Fund Advisors Management Agreement does not have a similar indemnification provision.

Administration Agreements

BlackRock Advisors serves as the administrator of the Acquiring Feeder Fund pursuant to an administration agreement with the Acquiring Trust (the “Acquiring Fund Administration Agreement”) and State Street Bank and Trust Company (“State Street”) serves as the sub-administrator of the Acquiring Feeder Fund pursuant to a sub-administration agreement with BlackRock Advisors (the “Acquiring Feeder Fund Sub-Administration Agreement”). Following the completion of the Reorganizations, under the Acquiring Fund Administration Agreement, the Acquiring Feeder Fund will pay to BlackRock Advisors a fee, computed daily and payable monthly, at an annual rate of 0.18% for Investor A shares, 0.29% for Investor C1 shares, 0.18% for Institutional shares, 0.13% for Class K shares and 0.19% for Service shares of the average daily net assets of the applicable share class of the Acquiring Feeder Fund. If either Feeder Fund Reorganization is completed, the administration fee applied to Class K shares will be reduced to an annual rate of 0.11%. BlackRock Advisors is responsible for paying State Street for its services as sub-administrator.

BlackRock Advisors serves as the administrator of the Acquiring Master Portfolio pursuant to an administration agreement with the Acquiring Master Trust (the “Acquiring Master Portfolio Administration Agreement”) and State Street serves as the sub-administrator of the Acquiring Master Portfolio pursuant to a sub-administration agreement with BlackRock Advisors (together with the Acquiring Feeder Fund Sub-Administration Agreement, the “Acquiring Fund Sub-Administration Agreement”). Under the Acquiring Master Portfolio Administration Agreement, BlackRock Advisors is not entitled to receive compensation for providing administration services to the Acquiring Master Portfolio for so long as (i) BlackRock Advisors is entitled to receive compensation for providing administration services to a feeder fund (such as the Acquiring Feeder Fund) that invests substantially all of its assets in the Acquiring Master Portfolio, or (ii) BlackRock Advisors or an affiliate receives advisory fees from the Acquiring Master Portfolio. Consequently, BlackRock Advisors currently does not receive administration fees from the Acquiring Master Portfolio and does not expect to receive administration fees from the Acquiring Master Portfolio following the completion of the Reorganizations. BlackRock Advisors is responsible for paying State Street for its services as sub-administrator.

BlackRock Advisors serves as the administrator of the S&P 500 Index Fund pursuant to an administration agreement with BlackRock Index Funds, Inc. (the “S&P 500 Index Fund Administration Agreement”). Under the S&P 500 Index Fund Administration Agreement, the S&P 500 Index Fund pays to BlackRock Advisors a fee, computed daily and payable monthly, at an annual rate of 0.195% of the average daily net assets of the S&P 500 Index Fund. BlackRock Advisors may from time to time voluntarily waive administration fees with respect to the S&P 500 Index Fund and may voluntarily reimburse the S&P 500 Index Fund for expenses.

BlackRock Advisors and State Street serve as co-administrators of the Index Equity Portfolio pursuant to an administration agreement with the Target Trust (the “Index Equity Portfolio Administration Agreement,” and

together with the S&P 500 Index Fund Administration Agreement, the “Target Fund Administration Agreements”). Under the Index Equity Portfolio Administration Agreement, the Index Equity Portfolio pays to BlackRock Advisors and State Street a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Index Equity Portfolio’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets of each respective class of shares of the Index Equity Portfolio, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of the Fund in excess of $1 billion. BlackRock Advisors and State Street may from time to time voluntarily waive administration fees with respect to the Index Equity Portfolio and may voluntarily reimburse the Index Equity Portfolio for expenses.

The Acquiring Fund Sub-Administration Agreement provides that BlackRock Advisors will indemnify, defend and hold harmless State Street (the “Sub-Administrator”) and its respective affiliates (including its respective officers, directors and employees) from all losses, expenses or liabilities incurred by or claims or actions against the Sub-Administrator to the extent resulting from (i) a violation or alleged violation by BlackRock Advisors of any law, rule or regulation, (ii) a material violation or alleged material violation by BlackRock Advisors of any provision of this Agreement, (iii) any failure of BlackRock Advisors to exercise reasonable care in rendering services hereunder, or (iv) any erroneous or incomplete information provided by or through BlackRock Advisors to the Sub-Administrator in connection with the Sub-Administrator’s performance of its duties hereunder; such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such claims or actions.

The Acquiring Fund Administration Agreement will remain in place following the closing of each Reorganization with respect to the Combined Fund.

Other Service Providers

	S&P 500 Index Fund/Master S&P 500 Index Series (Target Fund)	Index Equity Portfolio/Master S&P 500 Index Series (Target Fund)	S&P 500 Stock Fund/S&P 500 Stock Master Portfolio (Acquiring Fund)
Distributor	BlackRock Investments, LLC 40 East 52nd Street, New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street, New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street, New York, NY 10022
Custodian	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
Accounting Services Provider	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	State Street Bank and Trust Company 100 Summer Street Boston, MA 02110
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Combined Fund. Following the closing of each Reorganization, the Acquiring Funds’ current service providers will serve the Combined Funds.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Feeder Fund’s distributor and will act as distributor for the Combined Feeder Fund following the closing of each Feeder Fund Reorganization.

The share classes of each Target Feeder Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

S&P 500 Index Fund

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Institutional	None	None

Index Equity Portfolio

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A*	0.15%	None
Investor B*	0.15%	0.75%
Investor C**	0.15%	0.75%
Institutional***	None	None
Service*	0.15%	None

*	Shareholders of Investor A, Investor B and Service shares of the Index Equity Portfolio will receive Service shares of the Combined Fund in connection with the Reorganization involving the Index Equity Portfolio.
**	Shareholders of Investor C shares of the Index Equity Portfolio will receive Investor C1 shares of the Combined Fund in connection with the Reorganization involving the Index Equity Portfolio.
***	Shareholders of Institutional shares of the Index Equity Portfolio will receive Class K shares of the Combined Fund in connection with the Reorganization involving the Index Equity Portfolio.

S&P 500 Stock Fund

The shares of the S&P 500 Stock Fund are not subject to any ongoing distribution or service fees.

Combined Fund. Following the closing of the Reorganizations, the distribution and service fees of each Target Feeder Fund share class will be the same as the distribution and service fees of its corresponding share class of the Combined Fund, with the exception of Index Equity Portfolio’s Investor B shares, which will be subject to a lower distribution fee (shareholders of Investor B shares of the Index Equity Portfolio will receive Service shares in connection with the Reorganization involving the Index Equity Portfolio).

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C1*	0.15%	0.75%
Institutional	None	None
Service**	0.15%	None
Class K	None	None

*	Shareholders of Investor C shares of the Index Equity Portfolio will receive Investor C1 shares of the Combined Fund in connection with the Reorganization involving the Index Equity Portfolio.

**	Shareholders of Investor A, Investor B and Service shares of the Index Equity Portfolio will receive Service shares of the Combined Fund in connection with the Reorganization involving the Index Equity Portfolio.

Dividends and Distributions

The Acquiring Feeder Fund distributes net investment income on a quarterly basis. The Index Equity Portfolio distributes income on a quarterly basis and the S&P 500 Index Fund distributes income on a semi-annual basis. Net realized capital gains (including net short-term capital gains), if any, are distributed by the Acquiring Feeder Fund at least annually at a date determined by the Acquiring Trust’s Board. Following the closing of the Reorganizations, the Acquiring Feeder Fund’s dividends and distributions policy will be continued by the Combined Feeder Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Feeder Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Feeder Fund, which policies and procedures will be the same for the Combined Feeder Fund following the closing of the Reorganization except as noted below.

Purchasing Shares. The Acquiring Feeder Fund offers its shares to the public on a continuous basis. Investor A, Institutional and Service shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Investor C1 shares are closed to new purchases (except for shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization). However, Investor C1 shareholders may purchase shares of another class of the Fund, subject to meeting applicable eligibility requirements. Only certain investors are eligible to buy Institutional shares. Additional shares of the Acquiring Feeder Fund may be purchased at Net Asset Value (“NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

The Class K shares acquired in the Reorganization will not count for purposes of qualifying for the reduced sales charges or breakpoints available under the “Right of Accumulation” or “Letter of Intent”, as set forth in each Fund’s prospectus. Shareholders who receive Class K shares of the Combined Fund in the Reorganization may purchase additional shares of the same class of the Combined Fund in the same account, even if they do not meet the current Class K shares investment criteria; however, such shareholders may not purchase Class K shares of the Combined Fund in a new account or purchase Class K shares of any other BlackRock fund unless they qualify to purchase such shares. In addition, shareholders who receive Class K shares of the Combined Fund in the Reorganization will not have an exchange privilege with respect to such shares.

Exchanging Shares. The Acquiring Feeder Fund shareholders have the right to exchange their Investor C1 shares into Investor C shares of another BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of the Acquiring Feeder Fund’s Investor C1 shares of $1,000. Shares are exchanged at NAV.

Redeeming Shares. Investor A, Institutional and Service shares are redeemed at NAV, while Investor C1 shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor C1 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. The Acquiring Feeder Fund shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Feeder Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board overseeing each Target Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the relevant Acquiring Fund, which are identical to those of each Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Feeder Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by PricewaterhouseCoopers LLP. Financial highlights tables for the share classes of the Target Feeder Funds may be found in each Target Feeder Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of each Agreement and Plan of Reorganization (“Reorganization Agreement” does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, copies of which are attached as Appendices II and III and are incorporated herein by reference.

Under each Reorganization Agreement, the relevant Target Fund will transfer its assets to the respective Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of each Feeder Fund Reorganization Agreement is attached as Appendix II—“Form of Agreement and

Plan of Reorganization (Feeder Fund Reorganization).” The form of the Master Reorganization Agreement is attached as Appendix III—“Form of Agreement and Plan of Reorganization (Master Reorganization).” The shares of the relevant Acquiring Fund issued to the respective Target Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the relevant Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II or Appendix III, as applicable) of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds. The Master Reorganization will occur immediately prior to the Feeder Fund Reorganization. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Feeder Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Fund expects to distribute the shares of the respective Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. The distribution of the relevant Acquiring Fund shares to the respective Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the relevant Acquiring Fund will represent the respective pro rata number of shares that the respective Target Fund is to receive under the terms of the applicable Reorganization Agreement. See “Information about the Reorganizations” below.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and the charter of the Target Fund. Thereafter, (i) the Target Master Portfolio will be terminated as a series of the Target Master LLC under Delaware state law and (ii) the relevant Target Feeder Fund will be terminated as a series of the Target Corporation under Maryland state law and as a series of the Target Trust under Massachusetts state law, as applicable.

As a result of the Reorganization involving the S&P 500 Index Fund, S&P 500 Index Fund shareholders will own the same class of shares of the Combined Feeder Fund owned immediately prior to Reorganization. As a result of the Reorganization involving the Index Equity Portfolio, shareholders of the Index Equity Portfolio will receive shares of the Acquiring Feeder Fund as follows: Investor A, Investor B and Service shares would be exchanged for Service shares; Investor C shares would be exchanged for Investor C1 shares; and Institutional shares would be exchanged for Class K shares. When each Feeder Fund Reorganization is complete, the Combined Feeder Fund will invest all of its investable assets in the Acquiring Master Portfolio. The table below sets out the share class that shareholders of each Target Feeder Fund would receive in the applicable Reorganization.

S&P 500 Index Fund Shares (Target Feeder Fund)	Index Equity Portfolio Shares (Target Feeder Fund)	S&P 500 Stock Fund Shares (Combined Feeder Fund)
Investor A	N/A	Investor A
N/A	Investor A*	Service
N/A	Investor B*	Service
N/A	Investor C**	Investor C1
Institutional	N/A	Institutional
N/A	Institutional***	Class K
N/A	Service*	Service

*	Holders of Investor A shares, Investor B shares and Service shares of the Index Equity Portfolio will receive Service shares of the Combined Feeder Fund in connection with the Reorganization involving the Index Equity Portfolio.
**	Holders of Investor C shares of the Index Equity Portfolio will receive Investor C1 shares of the Combined Feeder Fund in connection with the Reorganization involving the Index Equity Portfolio.

***	Holders of Institutional shares of the Index Equity Portfolio will receive Class K shares of the Combined Feeder Fund in connection with the Reorganization involving the Index Equity Portfolio.

No sales charge or fee of any kind will be assessed to any Target Feeder Fund shareholders in connection with their receipt of shares of the respective Combined Feeder Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Funds and Target Funds, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	in the case of the Feeder Fund Reorganizations, the completion of the Master Reorganization;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Feeder Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

Each Board, including all of the Independent Board Members, recommends that you vote to approve the Reorganization relating to your Target Feeder Fund and the Target Master Portfolio, as it believes the Reorganization is in the best interests of the Target Feeder Fund and the Target Master Portfolio (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Feeder Fund and the Target Master Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

Each Board, including all of the Independent Board Members, evaluated the relevant Reorganization independently of the other Reorganizations and approved each Reorganization separately. The factors considered by the Board with regard to each Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Target Funds and the Acquiring Funds are substantially similar. The fact that the principal investment strategies of the relevant Target Fund and the respective Acquiring Fund are substantially similar and compatible, although there are certain differences. The Board considered the principal differences in investment strategies between the relevant Target Fund and the respective Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming all Reorganizations occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganization as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that assuming only the Reorganization involving the S&P 500 Index Fund occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the S&P 500 Index Fund prior to the Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that assuming only the Reorganization involving the Index Equity Portfolio occurred on December 31, 2011, the Combined Feeder Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the Reorganization, as of December 31, 2011, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Index Equity Portfolio prior to the Reorganization as of December 31, 2011, after giving effect to all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that although each of the contractual management fee rate and effective management fee rate of the Acquiring Master Portfolio is higher than the contractual management fee rate and effective management fee rate of the Target Master Portfolio, respectively, all of the share classes of the Combined Feeder Fund are expected to have (i) total annual fund operating expenses and (ii) net annual fund operating expenses after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, that in each case are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•

that assuming the Master Reorganization occurred on December 31, 2011, although the Combined Master Portfolio would have total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, that are expected to be higher than those of the Target Master Portfolio prior to the Reorganization, as of December 31, 2011, total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013, for the Combined Feeder Fund are expected to be the same as or lower than those of the corresponding share classes of the Target Feeder Funds prior to the Reorganizations as of December 31, 2011, after taking into account applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through August 31, 2013.

•	that the Reorganizations will eliminate duplicate products and related pricing inconsistencies by creating one S&P 500 Index product offering.

•	the expectation that the Combined Funds may achieve certain portfolio management operating efficiencies from its larger net asset size.

•	that efficiencies achieved under the administration fee structure of the Acquiring Fund, including benefits from economies of scale, would accrue to BlackRock.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Funds following the closing of the Reorganizations.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that each Target Fund will not pay any sales charges in connection with the share class exchanges in Reorganizations. Shareholders of each Target Feeder Fund (or the Target Master Portfolio) will receive shares of the Acquiring Feeder Fund (or the Acquiring Master Portfolio).

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of each Reorganization, as each Reorganization is expected to be a tax-free transaction. In addition, prior to a Reorganization, each Target Feeder Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares of the relevant Acquiring Fund that shareholders of the respective Target Fund will receive in the applicable Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the relevant Target Fund own immediately prior to the Reorganization, and that shareholders of each Target Fund will not be diluted as a result of the applicable Reorganization.

•

that the estimated expenses of the Reorganizations are $1,110,951 and that the S&P 500 Index Fund is expected to bear approximately $417,820 and BlackRock Advisors and its affiliates have agreed to bear approximately $683,131 of the costs of the Reorganizations. The foregoing estimated expenses will be borne by BlackRock Advisors or its affiliates and the S&P 500 Index Fund regardless of whether the Reorganizations are consummated.

For these and other reasons, each Target Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of each Reorganization is in the best interests of the relevant Target Feeder Fund (and the Target Master Portfolio) and the interests of the Target Feeder Fund’s (and the Target Master Portfolio’s) existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If a Reorganization is not approved by shareholders of a Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Funds as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Feeder Fund Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each Target Feeder Fund and each Acquiring Feeder Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

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No gain or loss will be recognized by the Target Feeder Fund or by the Acquiring Feeder Fund upon the transfer of substantially all of the assets of the Target Feeder Fund to the Acquiring Feeder Fund solely in exchange for the shares of the Acquiring Feeder Fund and the assumption by the Acquiring Feeder Fund of certain liabilities of the Target Feeder Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Feeder Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Feeder Fund.

•

No gain or loss will be recognized by a shareholder of the Target Feeder Fund who exchanges all of his, her or its shares of the Target Feeder Fund solely for the shares of the Acquiring Feeder Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Feeder Fund received by a shareholder of the Target Feeder Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Feeder Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Feeder Fund received by a shareholder of the Target Feeder Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Feeder Fund surrendered in exchange therefor.

•

The Acquiring Feeder Fund’s tax basis in assets of the Target Feeder Fund received by the Acquiring Feeder Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Feeder Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Feeder Fund upon the transfer, and the Acquiring Feeder Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Feeder Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Feeder Fund’s taxable year or the Acquiring Master Portfolio’s taxable year or on which gain was recognized upon the transfer to the Acquiring Feeder Fund.

It is a condition to the closing of the Master Fund Reorganization that the Target Master Portfolio and the Acquiring Master Portfolio receive an opinion from Willkie Farr & Gallagher, special tax counsel to the Target Master Portfolio and the Acquiring Master Portfolio, dated as of the Closing Date, that the Reorganization will be a tax-free reorganization. The U.S. federal income tax consequences of the Master Fund Reorganization can be summarized as follows:

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a Target Feeder Fund will only recognize capital gain or loss on the conversion of its Target Master Portfolio interest to the extent of the difference between the cash proceeds the Target Feeder Fund receives, if any, with respect to its Target Master Portfolio interest and such Target Feeder Fund’s adjusted tax basis in its entire interest in the Target Master Portfolio;

•	any capital gain or loss will be short-term or long-term depending upon the Target Feeder Fund’s holding period for its interest in the Target Master Portfolio;

•	a Target Feeder Fund’s tax basis in the Acquiring Master Portfolio interest received will equal its basis in the Target Master Portfolio exchanged therefor; and

•

a Target Feeder Fund’s holding period for U.S. federal income tax purposes in its Acquiring Master Portfolio interest received in exchange for its Target Master Portfolio interest shall reflect the Target Master Portfolio’s holding period in Target Master Portfolio’s assets immediately prior to the merger, and, therefore, a Target Feeder Fund’s holding period in the Acquiring Master Portfolio interest received will likely differ from its holding period in its exchanged Target Master Portfolio interest and may be part short-term and part long-term.

The opinion of Willkie Farr & Gallagher LLP relating to each Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Feeder Fund and the relevant Target Feeder Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the respective Target Feeder Fund or the Acquiring Feeder Fund from the marking to market of certain categories of assets as of the closing of the taxable year of each Target Feeder Fund at the time of the applicable Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Feeder Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Feeder Fund and its shareholders.

Prior to the Closing Date, each Target Feeder Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of each Target Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Feeder Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Feeder Fund.

It is expected that significant capital loss carryovers will be forfeited as a result of the Reorganizations with respect to the Acquiring Feeder Fund. The capital loss carryforwards of the S&P 500 Index Fund should not be limited by reason of the Reorganizations. For five years beginning after the Closing Date of the Reorganizations, the Combined Feeder Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to either of the Target Feeder Funds (if any) with the expected built-in loss of the Acquiring Feeder Fund or with capital loss carryforwards attributable to any other Fund. It is possible that the shareholders of the Combined Feeder Fund will receive taxable distributions of capital gains earlier than they would have in absence of the Reorganizations. The Acquiring Feeder Fund will experience a significant increase in unrealized gains after the Reorganizations, which could increase the rate and amount of taxable distributions to existing shareholders.

Shareholders of each Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

A portion of the costs associated will be paid by the S&P 500 Index Fund and BlackRock or its affiliates will pay a portion of the expenses incurred in connection with the Reorganizations. The estimated expenses of the Reorganizations are $1,100,951, of which the S&P 500 Index Fund is expected to bear approximately $417,820 of the merger costs and BlackRock is expected to bear approximately $683,131 of the merger costs. The foregoing estimated expenses will be borne by BlackRock or its affiliates and the S&P 500 Index Fund regardless of whether the Reorganizations are consummated.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreements and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganizations, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of each Feeder Fund Reorganization, the Acquiring Feeder Fund will establish a position for each Target Feeder Fund shareholder on the books of the Acquiring Feeder Fund containing the appropriate number of shares of the Acquiring Feeder Fund to be received in the Reorganization. If you currently hold certificates representing your shares of a Target Feeder Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Feeder Fund will be issued in connection with the Reorganizations.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Feeder Fund and the Acquiring Master Portfolio. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Feeder Fund and the Acquiring Master Portfolio will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Feeder Fund and the Acquiring Master Portfolio.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2011: (i) the unaudited capitalization of the S&P 500 Index Fund; (ii) the unaudited capitalization of the Index Equity Portfolio; (iii) the unaudited capitalization of the Acquiring Fund; and (iv) the unaudited pro forma combined capitalization of the Combined Fund assuming each Reorganization has been completed. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

S&P 500 Index Fund

	Investor A	Institutional	Total
Net assets	$712,815,224	$1,059,688,755	$1,772,503,979
Shares outstanding	46,481,722	68,992,482	115,474,204
Net asset value	$15.34	$15.36

Index Equity Portfolio

	Investor A	Investor B	Investor C	Institutional	Service	Total
Net assets	$148,042,730	$1,289,430	$64,452,240	$263,782,797	$29,963,982	$507,531,179
Shares outstanding	6,179,193	54,276	2,738,768	10,923,993	1,249,606	21,145,836
Net asset value	$23.96	$23.76	$23.53	$24.15	$23.98

S&P 500 Stock Fund

	Class K	Total
Net assets	$255,280,075	$255,280,075
Shares outstanding	1,695,381	1,695,381
Net asset value	$150.57

Pro Forma Adjustments (assuming the Reorganization of the S&P 500 Index Fund into the S&P 500 Stock Fund)

	Investor A	Institutional	Class K	Total
Net assets	$(354,267)	$(526,663)	$—	$(880,930)
Shares outstanding	(41,750,069)	(61,958,285)	—	(103,708,354)

S&P 500 Index Fund into S&P 500 Stock Fund: Pro Forma Combined1,2

	Investor A	Institutional	Class K	Total
Net assets	$712,460,957	$1,059,162,092	$255,280,075	$2,026,903,124
Shares outstanding	4,731,653	7,034,197	1,695,381	13,461,231
Net asset value	$150.57	$150.57	$150.57

Pro Forma Adjustments (assuming the Reorganization of the Index Equity Portfolio into the S&P 500 Stock Fund)

	Investor A	Investor B	Investor C	Institutional	Service	Class K	Total
Net assets	$(148,042,730)	$(1,289,430)	$(18,011)	$(263,782,797)	$149,282,057	$263,709,084	$(141,827)
Shares outstanding	(6,179,193)	(54,276)	(2,310,844)	(10,923,993)	(59,183)	1,751,356	(17,776,133)

Index Equity Portfolio into S&P 500 Stock Fund: Pro Forma Combined1,2

	Investor C1	Service	Class K	Total
Net assets	$64,434,229	$179,246,039	$518,989,159	$762,669,427
Shares outstanding	427,924	1,190,423	3,446,737	5,065,084
Net asset value	$150.57	$150.57	$150.57

Pro Forma Adjustments (assuming the Reorganization of each of the S&P 500 Index Fund and the Index Equity Portfolio into the S&P 500 Stock Fund)

	Investor A	Investor B	Investor C1	Institutional	Service	Class K	Total
Net assets	$(148,396,997)	$(1,289,430)	$(18,011)	$(264,309,460)	$149,282,057	$263,709,084	$(1,022,757)
Shares outstanding	(47,929,262)	(54,276)	(2,310,844)	(72,882,278)	(59,183)	1,751,356	(121,484,487)

S&P 500 Index Fund and Index Equity Portfolio into S&P 500 Stock: Pro Forma Combined Fund1,2

	Investor A	Investor C1	Institutional	Service	Class K	Total
Net assets	$712,460,957	$64,434,229	$1,059,162,092	$179,246,039	$518,989,159	$2,534,292,476
Shares outstanding	4,731,653	427,924	7,034,197	1,190,423	3,446,737	16,830,934
Net asset value	$150.57	$150.57	$150.57	$150.57	$150.57

1	Assumes the Reorganizations had taken place on December 31, 2011.
2	Reflects the distribution of undistributed net investment income of $604,937 of which $463,110 was attributable to the S&P 500 Index Fund and $141,827 was attributable to the Index Equity Portfolio. Also reflects the charge for estimated reorganization expenses of $417,820 attributable to the S&P 500 Index Fund.

Shareholder Information

As of the Record Date, there were [            ] shares of the S&P 500 Index Fund outstanding and there were [            ] shares of the Index Equity Portfolio outstanding. [As of such date, the Board members and officers of the Target Corporation as a group owned less than 1% of the shares of the S&P 500 Index Fund, and the Board members and officers of the Target Trust as a group owned less than 1% of the shares of the Index Equity Portfolio.] As of such date, no person was known by either Target Feeder Fund to own beneficially or of record 5% or more of any class of shares of the Target Feeder Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

As of the Record Date, there were [            ] shares of the Acquiring Feeder Fund outstanding. [As of such date, the Board members and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund.] As of such date, no person was known by the Acquiring Feeder Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Feeder Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

Shareholder Rights and Obligations

The S&P 500 Index Fund is a series of the Target Corporation, a corporation organized under the laws of the State of Maryland. Under the Target Corporation’s organizational documents, the S&P 500 Index Fund is authorized to issue 250,000,000 shares of each of Investor A and Institutional shares, with a par value of $0.0001 per share.

The Index Equity Portfolio is a series of Target Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Target Trust’s organizational documents, the Index Equity Portfolio is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

The Acquiring Feeder Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware. Under the Acquiring Trust’s organizational documents, the Acquiring Feeder Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either Target Feeder Fund or the Acquiring Feeder Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Feeder Fund, issued in the connection with the Reorganizations), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations, Delaware Statutory Trusts, Delaware Limited Liability Companies and Massachusetts Business Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law, Delaware Statutory Trust Act, Delaware Limited Liability Company Act, applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law, Delaware Statutory Trust Act, Delaware Limited Liability Company Act, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a series of a Massachusetts business trust, such as the Target Trust, of which the Index Equity Portfolio is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

A fund organized as a Maryland corporation, such as the Target Corporation, of which the S&P 500 Index Fund is a series, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations solely by reason of being a shareholder. The Delaware Trust Declarations and the LLC Agreement (each, as defined below) contain such provisions. In addition, the Delaware Statutory Trust Act (the “Delaware Act”) contains provisions generally shielding beneficial owners from personal liability for the debts or obligations of a Delaware statutory trust, and the Delaware Limited Liability Company Act (the “LLC Act”) contains provisions generally shielding members from personal liability for the debts or obligations of a Delaware limited liability company.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Delaware Trust Declarations and the LLC Agreement contain such provisions. In addition, the Delaware Act contains provisions generally shielding trustees from personal liability for the debts or obligations of a Delaware statutory trust, and the LLC Act contains provisions generally shielding managers from personal liability for the debts or obligations of a Delaware limited liability company.

A fund organized as a series of a Delaware limited liability company, such as the Target Master LLC, of which the Target Master Portfolio is a series, is governed both by the LLC Act and the company’s limited liability company agreement; for the Target Master Portfolio, it is the Target Master LLC’s Limited Liability Company Agreement (the “LLC Agreement”) and Amended and Restated Bylaws (the “Bylaws” and together with the LLC Agreement, the “LLC Governing Documents”). As is common for Delaware limited liability companies, internal governance matters of the Target Master LLC are generally a function of the terms of the LLC Governing Documents. The Target Master LLC has taken advantage of the flexibility of the LLC Act which generally defers to the terms of the limited liability company agreement of a Delaware limited liability company with respect to internal affairs.

Under the LLC Act, unless the limited liability company agreement provides otherwise, members and managers of a limited liability company are not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member or manager. The LLC Agreement provides that members (referred to in the LLC Agreement as “Holders”) have no personal liability for the obligations of the Target Master LLC to the extent provided in the LLC Act. The LLC Agreement requires the Target Master LLC to indemnify a Holder from any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of his or her acts or omissions or for some other reasons. In addition, the Target Master LLC will reimburse a Holder for all legal and other expenses reasonably incurred in connection with any claim or liability upon proper and timely request by such Holder.

A fund organized as a series of a Delaware statutory trust, such as the Acquiring Trust and the Acquiring Master Trust, of which the Acquiring Feeder Fund and the Acquiring Master Portfolio are series, respectively, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument; for the Acquiring Feeder Fund, it is the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Trust Declaration”) and Amended and Restated Bylaws, and for the Acquiring Master Portfolio, it is the Acquiring Master Trust’s Second Amended and Restated Declaration of Trust (the “Acquiring Master Trust Declaration” and together with the Acquiring Trust Declaration, the “Delaware Trust Declarations”) and Amended and Restated Bylaws. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust and the Acquiring Master Trust are generally a function of the terms of the Delaware Trust Declarations, as applicable. The Acquiring Trust and the Acquiring Master Trust have taken advantage of the flexibility of the Delaware Act which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Delaware Trust Declarations provide that shareholders are not personally liable for the debts or obligations of the Acquiring Trust or the Acquiring Master Trust, as applicable, and also provide that a shareholder of the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable, shall be indemnified out of the assets of the Acquiring Trust or the Acquiring Master Trust, as applicable, held with respect to the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable, against liability arising solely from the shareholder’s ownership of shares in the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the S&P 500 Index Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Corporation’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charter and bylaws of the Target Corporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the S&P 500 Index Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Board permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Corporation’s charter does not prohibit the Target Corporation Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Index Equity Portfolio is governed by the Target Trust’s Declaration of Trust (the “Declaration”) and Code of Regulations (the “By-Laws”, together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Target Trust made by the trustees of the Target Trust (the “Target Trustees”) in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Target Trustees. Further, the Declaration provides that certain determinations made in good faith by the Target Trustees are binding upon the Target Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Target Trust’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Target Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Target Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Target Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Declaration provides that the Target Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining

Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Declaration, the Target Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Target Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Target Trustees may determine.

Series and Classes

The Declaration gives broad authority to the Target Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Target Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

Amendments to the Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Target Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Target Trust and require the Target Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Target Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer or employee of the Target Trust is not personally liable to any person in connection with the affairs of the Target Trust, other than to the Target Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Delaware Limited Liability Companies

The Target Master Portfolio is governed by the LLC Governing Documents and the LLC Act.

Member Voting

Unless otherwise provided in a limited liability company agreement, the LLC Act vests the management of a limited liability company in its members. The LLC Agreement vests management of the Target Master LLC and each series thereof (including the Target Master Portfolio) in the directors of the Target Master LLC and provides that each director shall be a “manager” as such term is defined in the LLC Act.

Under the LLC Agreement, the directors may, without member approval unless such approval is required by the 1940 Act, sell or convey all or substantially of the assets of the Target Master LLC or any series thereof (including the Target Master Portfolio) to another trust, so long as such trust is an open-end management investment company under the 1940 Act, for adequate consideration as determined by the directors, which may include the assumption of all outstanding obligations, taxes or liabilities of the affected series and may include shares, beneficial interests, stock or other ownership interests of such trust.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Directors

The LLC Agreement appoints five individuals as directors of the Target Master LLC and provides that the number of directors shall in no event be less than three or more than fifteen. The LLC Agreement provides that, except as otherwise provided in the 1940 Act, each director shall hold office until such director resigns or is removed pursuant to the LLC Agreement. Under the LLC Agreement, a director may be removed by the action of two-thirds of the remaining directors. In the case of a vacancy, members holding at least a majority of the interests entitled to vote or, to the extent permitted by the 1940 Act, a majority vote of the directors continuing in office acting by written instrument, may fill such vacancy.

Issuance of Shares

Under the LLC Agreement, the directors of the Target Master LLC are permitted to issue an unlimited number of interests for such consideration and on such terms as the directors may determine, provided that the number of members holding interests in any series is limited to fewer than 100. Members are not entitled to any pre-emptive rights or other rights to subscribe to additional interests. Interests are subject to such other preference, conversion, exchange or similar rights, as the directors may determine.

Series

The LLC Agreement gives broad authority to the directors of the Target Master LLC to establish series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the interests of the series. The directors are also authorized to dissolve a series without a vote of the members but must provide written notice of dissolution to the members of the dissolved series.

Amendments to LLC Agreement

Amendments to the LLC Agreement require a vote by two-thirds of the directors then in office, provided that the vote or written consent of members holdings more than fifty percent of the total outstanding interests is necessary to approve any amendment whenever such vote or consent is required under the 1940 Act. However, no amendment may be made that would impair the exemption from personal liability of members, directors, officers, employees and agents of the Target Master LLC.

Holder, Director and Officer Liability

The LLC Agreement provides that members have no personal liability for the obligations of the Target Master LLC to the extent provided in the LLC Act. The LLC Act provides that members of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member. The LLC Agreement requires the Target Master LLC to indemnify a member from any claim or liability to which such member may become subject solely by reason of his or her being or having been a member and not because of his or her acts or omissions or for some other reasons, provided that a member shall not be entitled to indemnification by any series unless such member is a member of such series. In addition, the Target Master LLC will reimburse a member for all legal and other expenses reasonably incurred in connection with any claim or liability upon proper and timely request by such member. Similarly, the LLC Agreement provides that directors have no personal liability for the obligations of the Target Master LLC to the extent provided in the LLC Act. The LLC Act provides that managers of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a manager. In addition, the LLC Agreement provides that (i) the directors shall not be liable to the Target Master LLC, its members, or any director, officer, employee, or agent thereof and (ii) the officers, employees and agents of the Target Master LLC shall not be liable to the Target Master LLC or any member, in each case, for any action or failure to act other than such director, officer, employee or agent’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The LLC Agreement further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The LLC Agreement also provides that each director, officer or employee of the Target Master LLC may rely in good faith on expert advice.

Derivative Actions

Under the LLC Act, a member of a limited liability company may bring a derivative action if managers or members with authority to do so have refused to bring the action or if an effort to cause such managers or members to bring the action is not likely to succeed.

Delaware Statutory Trusts

A fund organized as a Delaware statutory trust is governed both by the Delaware Act and the fund’s governing instrument. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust and the Acquiring Master Trust are generally a function of the terms of the Delaware Trust Declarations, as applicable. The Acquiring Trust and the Acquiring Master Trust have taken advantage of the flexibility of the Delaware Act which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Delaware Trust Declarations provide that shareholders are not personally liable for the debts or obligations of the Acquiring Trust or the Acquiring Master Trust, as applicable, and also provide that a shareholder of the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable, shall be indemnified out of the assets of the Acquiring Trust or the Acquiring Master Trust, as applicable, held with respect to the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable, against liability arising solely from the shareholder’s ownership of shares in the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable.

The Delaware Act permits a shareholder to bring a derivative action on behalf of the trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust and, before a shareholder of the Acquiring Feeder Fund or Acquiring Master Portfolio can bring a derivative action, the Delaware Trust Declarations, as applicable, require that shareholders who collectively hold at least 10% of the outstanding shares of the Acquiring Feeder Fund or the Acquiring Master Portfolio, as applicable, join in the request for the trustees to bring the action except where such a request would not be likely to succeed.

A Delaware statutory trust can limit a trustee’s personal liability in the declaration of trust. The Delaware Trust Declarations limit the liability to the Acquiring Trust or the Acquiring Master Trust, or a series thereof-, of Trustees, officers and certain other persons of the Acquiring Trust or Acquiring Master Trust, as applicable, except for their own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties and, in addition, require the Acquiring Trust and the Acquiring Master Trust, as applicable, to indemnify them against all liabilities and against all expenses reasonably incurred in connection with the defense or disposition of any claim, action, suit or proceeding in which any such person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer, or acting in another specified capacity, except for his or her own bad faith, willful misfeasance, gross negligence, reckless disregard of his or her duties or actions not taken in good faith in the reasonable belief that such actions were in the best interests of the Acquiring Trust or Acquiring Master Trust, as applicable. The Delaware Trust Declarations further provide that the Trustees of the Acquiring Trust or the Acquiring Master Trust, as applicable, are entitled and empowered to purchase with trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee, officer or agent of the trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a trustee, officer or agent of the Acquiring Trust or the Acquiring Master Trust. The 1940 Act currently provides that no officer or director shall be protected from liability to the Acquiring Trust, the Acquiring Master Trust, or shareholders thereof, for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The Delaware Trust Declarations generally provide for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permit, consistent with Delaware law, actions by the Board of Trustees without seeking the consent of shareholders.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing Index Equity Portfolio, the Target Trust, S&P 500 Index Fund, the Target Corporation, the Target Master Portfolio, the Target Master LLC, the Acquiring Feeder Fund, the Acquiring Trust, the Acquiring Master Portfolio and the Acquiring Master Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Funds do not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event a Reorganization is not completed, each Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the Target Corporation’s by-laws or the Target Trust’s by-laws or Code of Regulations, as applicable, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the Corporation’s charter and/or by-laws or the Target Trust Declaration, as applicable, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Target Feeder Funds and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about August 30, 2012. Target Feeder Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Feeder Funds and their affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Feeder Funds have retained [                        ]), located at [                        ], a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, [Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717,] will assist the Target Funds in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from [                    ] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Master Portfolio with the Acquiring Master Portfolio and the Target Feeder Funds with the Acquiring Feeder Fund are estimated to be approximately $[        , which will be borne by BlackRock or its affiliates and the S&P 500 Index Fund.]

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Funds. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Funds may also solicit proxies. Questions about the proposal should be directed to [                    ] at [phone number].

[                    ] [and/or Broadridge] will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Feeder Fund into the Acquiring Feeder Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, October 12, 2012 at 9:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the S&P 500 Index Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A
Institutional

As of the Record Date, the Index Equity Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
Investor A
Investor B
Investor C
Institutional
Service

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval of each Reorganization by a Target Fund will require the affirmative vote of a majority of the shares of such Target Fund outstanding and entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the relevant Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the relevant Target Fund, voting together as a single class. Since completion of the Feeder Fund Reorganizations is contingent upon completion of the Master Fund Reorganization, if the Master Reorganization does not occur, the Feeder Fund Reorganizations will not occur either. If the shareholders fail to approve the proposed Reorganization relating to their Target Fund, the Reorganization will not occur. In addition, each Target Feeder Fund is seeking instructions from its shareholders as to how it should vote its shares of the Target Master Portfolio in the Master Reorganization and will vote such shares in favor or against the Master Reorganization, or abstain from such vote, in proportion to its shareholders’ respective instructions. If shareholders of the Target Feeder Funds fail to provide instructions that would result in the Target Master Portfolio approving the proposed Master Reorganization, the Master Reorganization will not occur. The Boards have fixed the close of business on August 14, 2012 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Feeder Fund and the Target Master Portfolio, as applicable, represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

With respect to the S&P 500 Index Fund, one-third of the outstanding shares of the Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. With respect to the Index Equity Portfolio, a majority of the outstanding shares of the Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. With respect to the Target Master Portfolio, holders of a majority of the outstanding interests of the Target Master Portfolio entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. If a quorum is not present, it is the intention of the persons named in the enclosed proxy to vote those shares by proxy in favor of an adjournment. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Corporation or the Target Trust, as applicable, present in person or by proxy and entitled to vote on such adjournment. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Master Reorganization and “For” approval of the applicable Feeder Fund Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Master Reorganization and the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Master Reorganization or the Reorganization.

Manner of Voting

Target Feeder Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card, by returning the enclosed proxy card or by appearing in person at the Special Meeting . Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Corporation or Target Trust, as applicable, or by voting in person at the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. You may vote more than one proxy card during the same session.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposals, and return the cards in the envelope provided.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [ ,] a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

[            ], 2012

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Funds may not:

1.	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

2.	Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

3.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4.	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5.	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7.	Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

8.	Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

The S&P 500 Index Fund (and Target Master Portfolio) may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the [Target Trust or] Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.	Make investments for the purpose of exercising control or management.

4.	Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.	Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the SEC.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except (i) that the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.	Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Index Equity Portfolio may not:

10.	Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

11.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to

(i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

12.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings outstanding (including reverse repurchase agreements and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

13.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

14.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

15.	Act as an underwriter of securities within the meaning of the Securities Act except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

16.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

17.	Purchase securities of companies for the purpose of exercising control.

18.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

19.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

20.	Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

21.	Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [        ], 2012, by and between [BlackRock Index Funds, Inc., a registered investment company and a Maryland corporation (the “Target Company”), on behalf of BlackRock S&P 500 Index Fund, a separate series of the Target Company (the “Target Fund”)] [BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Target Company”), on behalf of BlackRock Index Equity Portfolio, a separate series of the Target Company (the “Target Fund”)] and BlackRock Funds III, a registered investment company and a Delaware statutory trust (the “Acquiring Company”), on behalf of BlackRock S&P 500 Stock Fund, a separate series of the Acquiring Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Company and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund invests substantially all of its assets in S&P 500 Stock Master Portfolio (“Master Acquiring Fund”), a series of Master Investment Portfolio (“Master Acquiring Company”), a Delaware statutory trust;

WHEREAS, the Target Fund invests substantially all of its assets in Master S&P 500 Index Series (“Master Target Fund”), a series of Quantitative Master Series LLC (“Master Target LLC”), a Delaware limited liability company;

WHEREAS, the Reorganization is contingent on the completion of the reorganization between the Master Target Fund with the Master Acquiring Fund (the “Master Reorganization”);

WHEREAS, following the Master Reorganization, the Target Fund will invest substantially all of its assets in the Master Acquiring Fund;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of [Directors] [Trustees] of the Target Company has determined that the Reorganization is in the best interests of the Target Fund and that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, [the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund and the Institutional shares of the Target Fund correspond to the Institutional shares of the Acquiring Fund]1 [the Investor A shares of the Target Fund correspond to the Service shares of the Acquiring Fund, the Investor B shares of the Target Fund correspond to the Service shares of the Acquiring Fund, the Investor C shares of the Target Fund correspond to the Investor C1 shares of the Acquiring Fund, the Service shares of the Target Fund correspond to the Service shares of the Acquiring Fund and the Institutional shares of the Target Fund correspond to the Class K shares of the Acquiring Fund]2, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund, will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

[1]	Bracketed text applies to the Reorganization involving the BlackRock S&P 500 Index Fund as the Target Fund.
[2]	Bracketed text applies to the Reorganization involving the BlackRock Index Equity Portfolio as the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the [State of Maryland] [Commonwealth of Massachusetts] that are required under the laws of the [State of Maryland] [Commonwealth of Massachusetts] to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the State of Delaware that are required under the laws of the State of Delaware.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date: (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund, and the Target Fund will redeem all of its outstanding shares. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) [the Target Company will amend its Articles of Incorporation to reclassify the shares of the Target Fund as authorized but unissued shares of the Target Company, thereby ending the existence of the Target Fund as a separate series of the Target Company]3 [the Target Fund will be terminated as a separate series of the Target Company]4. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

[3]	Bracketed text applies to the Reorganization involving the BlackRock S&P 500 Index Fund as the Target Fund.
[4]	Bracketed text applies to the Reorganization involving the BlackRock Index Equity Portfolio as the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the [Investor A and Institutional]5 [Service, Service, Investor C1, Service and Class K]6 Acquiring Fund Shares shall be the net asset value per share for the [Investor A and Institutional]7 [Investor A, Investor B, Investor C, Service and Institutional]8 Target Fund Shares, computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2012, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of [10:00] a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered

[5]	Bracketed text applies to the Reorganization involving the BlackRock S&P 500 Index Fund as the Target Fund.
[6]	Bracketed text applies to the Reorganization involving the BlackRock Index Equity Portfolio as the Target Fund.
[7]	Bracketed text applies to the Reorganization involving the BlackRock S&P 500 Index Fund as the Target Fund.
[8]	Bracketed text applies to the Reorganization involving the BlackRock Index Equity Portfolio as the Target Fund.

as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent, (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) [The Target Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund.] [The Target Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Company’s declaration of trust. The Target Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Target Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund.] The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company on behalf of the Target Fund will not result in the violation of [Maryland] [Massachusetts] law, or any provision of the Target Company’s [articles of incorporation or bylaws] [declaration of trust or bylaws] or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of December 31, 2011 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended June 30, 2012 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of December 31, 2011, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since June 30, 2012 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) [The Target Company is authorized to issue 500,000,000 shares of common stock, par value $0.0001 per share of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.] [The Target Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of the Target Fund and, as of December 31, 2011, no shares of the Target Fund were held in the treasury of the Target Company]. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.] All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under [Maryland] [Massachusetts] state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Company on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the [Directors] [Trustees] of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Company on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The Target Company has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [October 31], 2012 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, as follows:

(a) The Acquiring Company is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Company is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions, in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning Target Company or the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of December 31, 2011 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2012 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of December 31, 2011, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since June 30, 2012, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund with no par value. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Target Company on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY STATEMENT. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of [Directors] [Trustees] of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Company to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The agreement and plan of reorganization for the Master Reorganization and the transactions contemplated therein, with respect to the Master Target Fund, shall have been approved by the requisite vote of the Master Target Fund Shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Master Target LLC’s limited liability company agreement and bylaws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the Master Acquiring Fund in such form as shall be reasonably acceptable to the Master Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

8.2 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund Shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s [articles of incorporation] [declaration of trust] and bylaws, applicable [Maryland] [Massachusetts] law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.2.

8.3 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.4 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.6 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.7 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the

Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.7.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund, the Acquiring Fund and any other open-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each [Fund’s Board of Directors or Board of Trustees, as applicable] [Fund’s respective Board of Trustees]. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC (“BlackRock Advisors”) or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors or one of its affiliates and such Fund. Neither the Funds nor BlackRock Advisors or one of its affiliates will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors or Trustees, as applicable, or officers, as applicable, to the other party or its Board of Directors or Trustees, as applicable. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by their [Board of Trustees and Board of Directors, respectively,] [respective Board of Trustees] provided, however, that, following the meeting of the Target Fund shareholders called by the Target Company pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[13.5 The names “Target Company” and “Trustees of Target Company” refer respectively to the Target Company and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the Target Company. The obligations of the Target Company entered into in the name or on behalf thereof by any of the Trustees, shareholders, officers, representatives or agents of the Target Company personally, but bind only the property of the Target Company, and all persons dealing with any class of shares of the Target Company must look solely to the property of the Target Company belonging to such class for the enforcement of any claims against the Target Company.]9

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[BLACKROCK INDEX FUNDS, INC., ON BEHALF OF ITS SERIES, BLACKROCK S&P 500 INDEX FUND] [BLACKROCK FUNDSSM, ON BEHALF OF ITS SERIES, BLACKROCK INDEX EQUITY PORTFOLIO]
By:

Name:
Title:

BLACKROCK FUNDS III, ON BEHALF OF ITS SERIES, BLACKROCK S&P 500 STOCK FUND
By:

Name:
Title:

[9]	Bracketed text applies to the Reorganization involving the BlackRock Index Equity Portfolio as the Target Fund.

APPENDIX III

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [        ], 2012, by and between Quantitative Master Series LLC, a registered investment company and a Delaware limited liability company (the “Target Company”), on behalf of Master S&P 500 Index Series, a separate series of the Target Company (the “Target Fund”) and Master Investment Portfolio, a registered investment company and a Delaware statutory trust (the “Acquiring Company”), on behalf of S&P 500 Stock Master Portfolio, a separate series of the Acquiring Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and interests of the Acquiring Fund (“Acquiring Fund Interests”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Interests to the interestholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Company and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund is a master fund in which certain pooled investment vehicles, including series of registered investment companies, invest substantially all of their respective assets, including BlackRock S&P 500 Stock Fund (“Acquiring Feeder Fund”), a series of BlackRock Funds III (“Acquiring Feeder Company”), a registered investment company and a Delaware statutory trust;

WHEREAS, the Target Fund is a master fund in which BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., a registered investment company and a Maryland corporation, and BlackRock Index Equity Portfolio (together with BlackRock S&P 500 Index Fund, the “Target Feeder Funds”), a series of BlackRock FundsSM, a registered investment company and a Massachusetts business trust (together with BlackRock Index Funds, Inc., the “Target Feeder Companies”), invest substantially all of their respective assets;

WHEREAS, the Target Feeder Funds will seek the instructions of their respective shareholders on whether the Target Feeder Funds should vote their interests in the Target Fund for or against the Reorganization and the Target Feeder Funds will vote such interests in proportion to the instructions their shareholders provide;

WHEREAS, following the Reorganization, each Target Feeder Fund will invest substantially all of its assets in the Acquiring Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Interests;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund interestholders as of the record date for determining the Target Fund interestholders entitled to vote at such meeting (the “Interestholder Meeting Record Date”).

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NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Interests, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to the interests of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to the interests of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one interest of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund, will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the State of Delaware that are required under the laws of the State of Delaware.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date: (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its interestholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Interestholders”), all of the Acquiring Fund Interests received by the Target Fund. Such distribution will be in exchange for the interests of the Target Fund Interestholders in the Target Fund and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Interests credited to the account of the Target Fund to open accounts on the interest records of the Acquiring Fund in the name of the Target Fund Interestholders, and representing the respective pro rata number and class of Acquiring Fund Interests due Target Fund Interestholders and (ii) the Target Fund will be terminated and abolished as a separate series of the Target Company. The Acquiring Fund shall not issue certificates representing Acquiring Fund Interests in connection

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with such transfer. Any outstanding certificates representing interests in the Target Fund will represent only the right to receive such number of Acquiring Fund Interests after the Closing as determined in accordance with this Article I.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Interests will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Interests in a name other than the registered holder of the Target Fund interests on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Interests are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the interest transfer books relating to the Target Fund shall be closed and no transfer of interests shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF INTERESTS. Full Acquiring Fund Interests, and to the extent necessary, fractional Acquiring Fund Interests, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per interest of the Acquiring Fund Interests shall be the net asset value per interest for the Target Fund interests, computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2012, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of [10:00] a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent, (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Interestholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding interests of the Target Fund owned by each Target Fund Interestholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Interests to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Interests have been credited to the Target Fund Interestholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in

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lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Target Company is a limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Company is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Feeder Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Company’s prospectus, statement of additional information and interestholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement

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in accordance with its terms by the Target Company on behalf of the Target Fund will not result in the violation of Delaware law, or any provision of the Target Company’s limited liability company agreement or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of December 31, 2011 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended June 30, 2012 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of December 31, 2011, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund interests and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund interests by Target Fund Interestholders shall not constitute a material adverse change.

(j) Since June 30, 2012 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to

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acquire interests of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase interests at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue an unlimited number of beneficial interests of the Target Fund and, as of December 31, 2011, no interests of the Target Fund were held in the treasury of the Target Company. All issued and outstanding beneficial interests of the Target Fund have been issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding interests of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund interests and has no outstanding securities convertible into any of the Target Fund interests.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund interestholders as of the Interestholder Meeting Record Date, (i) the Target Company on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Company on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

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(p) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund interestholders (pursuant to the instructions of the Target Feeder Fund shareholders) as of the Interestholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Feeder Fund shareholders is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(q) The Target Company has called a special meeting of Target Fund interestholders as of the Interestholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [October 31], 2012 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, as follows:

(a) The Acquiring Company is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Company is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions, in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning Target Company or the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and interestholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

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(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of December 31, 2011 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2012 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of December 31, 2011, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund interests and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund interests by Acquiring Fund interestholders shall not constitute a material adverse change.

(i) Since June 30, 2012, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire interests of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any

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person other than subscriptions to purchase interests at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Company is authorized to issue an unlimited number of interests of beneficial interest of the Acquiring Fund with no par value. All issued and outstanding beneficial interests of the Acquiring Fund have been issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund interests and has no outstanding securities convertible into any of the Acquiring Fund interests.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Interests to be issued and delivered to the Target Fund for the account of the Target Fund Interestholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Interests will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the

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Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.4, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and interestholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s interests.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Feeder Company, on behalf of the Acquiring Feeder Fund, will prepare and file with the Commission the Registration Statement. The

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Registration Statement shall include a Combined Prospectus/Proxy Statement relating to, among other things, the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the interestholders of the Target Fund contemplated by Section 4.1(q) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the interestholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to interestholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a tax-free reorganization.

Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Target Company on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a tax-free reorganization. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 PROXY STATEMENT. The Target Company, on behalf of the Target Fund, agrees to mail to its respective interestholders of record entitled to vote at the special meeting of interestholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring

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Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Company to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.4 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Acquiring Company or the

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Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The shareholders of the Target Feeder Funds shall have instructed the Target Fund Interestholders, by the requisite aggregate vote of the shareholders of the Target Feeder Funds as of the Interestholder Meeting Record Date in accordance with the provisions of the Target Feeder Company’s articles of incorporation or declaration of trust, as applicable, and bylaws, Maryland or Massachusetts law, as applicable, and the 1940 Act, to approve this Agreement and the transactions contemplated herein. Evidence of such instructions shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

8.2 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund Interestholders as of the Interestholder Meeting Record Date in accordance with the provisions of the Target Company’s limited liability company agreement and bylaws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.2.

8.3 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.4 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Feeder Company on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Feeder Fund shall be effective.

8.6 The sale of interests of the Acquiring Fund shall be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.

8.7 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.8 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax

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counsel to the Acquiring Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) under sections 708 and 721 of the Internal Revenue Code of 1986, as amended (the “Code”), a Target Feeder Fund will only recognize capital gain or loss on the conversion of its Target Master Portfolio interest to the extent of the difference between the cash proceeds the Target Feeder Fund receives, if any, with respect to its Target Master Portfolio interest and such Target Feeder Fund’s adjusted tax basis in its entire interest in the Target Master Portfolio;

(b) under section 1222 of the Code, any capital gain or loss will be short-term or long-term depending upon the Target Feeder Fund’s holding period for its interest in the Target Master Portfolio;

(c) under section 722 of the Code, a Target Feeder Fund’s tax basis in the Acquiring Master Portfolio interest received will equal its basis in the Target Master Portfolio exchanged therefore; and

(d) under section 1223 of the Code, a Target Feeder Fund’s holding period for U.S. federal income tax purposes in its Acquiring Master Portfolio interest received in exchange for its Target Master Portfolio interest shall reflect the Target Master Portfolio’s holding period in Target Master Portfolio’s assets immediately prior to the merger, and, therefore, a Target Feeder Fund’s holding period in the Acquiring Master Portfolio interest received will likely differ from its holding period in its exchanged Target Master Portfolio interest and may be part short-term and part long-term.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.8.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any materials to be used in connection with the meeting of interestholders to consider the Reorganization, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC (“BlackRock Advisors”) or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors or one of its affiliates and such Fund. Neither the Funds nor BlackRock Advisors or one of its affiliates will pay any expenses of interestholders arising out of or in connection with the Reorganization.

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ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors or Trustees, as applicable, or officers, as applicable, to the other party or its Board of Directors or Trustees, as applicable. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by their Board of Trustees and Board of Directors, respectively, provided, however, that, following the meeting of the Target Fund interestholders called by the Target Company pursuant to paragraph 4.1(q) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Interests to be issued to the Target Fund Interestholders under this Agreement to the detriment of such Target Fund Interestholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

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13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Quantitative Master Series LLC, on behalf of its series, Master S&P 500 Index Series
By:

Name:
Title:

Master Investment Portfolio, on behalf of its series, S&P 500 Stock Master Portfolio
By:

Name:
Title:

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BLACKROCK INDEX FUNDS, INC.

BlackRock S&P 500 Index Fund

BLACKROCK FUNDSSM

BlackRock Index Equity Portfolio

BLACKROCK FUNDS III

BlackRock S&P 500 Stock Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2012

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of the BlackRock S&P 500 Index Fund (the “S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc. (the “Target Corporation”), and the BlackRock Index Equity Portfolio (the “Index Equity Portfolio,” and together with the S&P 500 Index Fund, the “Target Feeder Funds” and each, a “Target Feeder Fund”), a series of BlackRock FundsSM (the “Target Trust”), into the BlackRock S&P 500 Stock Fund (the “S&P 500 Stock Fund” or the “Acquiring Feeder Fund” and together with the Target Feeder Funds, the “Feeder Funds”), a series of BlackRock Funds III (the “Acquiring Trust”).

This SAI contains information that may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [            ], 2012 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of the assets of the relevant Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. Each proposed Reorganization relating to a Target Feeder Fund is contingent on the approval of the proposed reorganization (the “Master Reorganization”) of the Master S&P 500 Index Series (the “Target Master Portfolio”), a series of Quantitative Master Series LLC, a Delaware limited liability company (the “Target Master LLC”), with the S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” together with the Target Master Portfolio and the Feeder Funds, the “Funds” and each, a “Fund”), a series of Master Investment Portfolio, a Delaware statutory trust (the “Acquiring Master Trust”). Each Target Feeder Fund (and the Target Master Portfolio) will distribute the Acquiring Feeder Fund (and the Acquiring Master Portfolio) shares it receives to its shareholders in complete liquidation of the Target Feeder Fund (and the Target Master Portfolio).

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Feeder Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

See Notes to Pro Forma Condensed Combined Financial Statements

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

ADDITIONAL INFORMATION ABOUT

THE S&P 500 INDEX FUND, INDEX EQUITY PORTFOLIO

AND S&P 500 STOCK FUND

For the S&P 500 Index Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended December 31, 2011, filed March 2, 2012 (SEC Accession No. 0001171200-12-000222), as filed with the Securities and Exchange Commission (the “SEC”).

For the Index Equity Portfolio: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended December 31, 2011, filed March 2, 2012 (SEC Accession No. 0001171200-12-000219), as filed with the SEC.

For the S&P 500 Stock Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the S&P 500 Stock Fund dated April 30, 2012 as supplemented (SEC Accession No. 0001193125-12-186714); and the Annual Report for the fiscal year ended December 31, 2011, filed March 2, 2012 (SEC Accession No. 0001193125-12-094457) as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the S&P 500 Index Fund for the fiscal year ended December 31, 2011, (ii) the Annual Report to Shareholders of the Index Equity Portfolio for the fiscal year ended December 31, 2011 and (iii) the Annual Report to Shareholders of the S&P 500 Stock Fund for the fiscal year ended December 31, 2011, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of the S&P 500 Index Fund, the Index Equity Portfolio and the S&P 500 Stock Fund are provided on the following pages.

The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganizations occurred on December 31, 2011. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended December 31, 2011. The pro forma condensed combined financial statements give effect to the proposed exchange of shares of the Acquiring Fund for the assets and substantially all of the liabilities of each Target Fund, with the Acquiring Fund being the surviving entity in each case. Each proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Acquiring Master Portfolio will sell any securities of the Target Master Portfolio acquired in the Reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Consumer Discretionary - 10.7%
Auto Components - 0.3%
BorgWarner, Inc. (a)(b)	20,140	21,794	41,934	$1,283,724	$1,389,150	$2,672,874
The Goodyear Tire & Rubber Co. (a)	44,719	48,676	93,395	633,668	689,739	1,323,407
Johnson Controls, Inc.	125,015	135,470	260,485	3,907,969	4,234,792	8,142,761

				5,825,361	6,313,681	12,139,042

Automobiles - 0.4%
Ford Motor Co. (a)	698,204	755,228	1,453,432	7,512,675	8,126,254	15,638,929
Harley-Davidson, Inc. (b)	42,702	46,252	88,954	1,659,827	1,797,815	3,457,642

				9,172,502	9,924,069	19,096,571

Distributors - 0.1%
Genuine Parts Co. (b)	28,604	31,063	59,667	1,750,565	1,901,056	3,651,621
Diversified Consumer Services - 0.1%
Apollo Group, Inc., Class A (a)	21,359	23,032	44,391	1,150,609	1,240,734	2,391,343
DeVry, Inc. (b)	11,157	12,027	23,184	429,098	462,559	891,657
H&R Block, Inc. (b)	53,774	58,389	112,163	878,130	953,492	1,831,622

				2,457,837	2,656,785	5,114,622

Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.	83,150	90,011	173,161	2,714,016	2,937,959	5,651,975
Chipotle Mexican Grill, Inc. (a)	5,751	6,211	11,962	1,942,343	2,097,703	4,040,046
Darden Restaurants, Inc. (b)	24,228	26,233	50,461	1,104,312	1,195,700	2,300,012
International Game Technology	54,433	58,962	113,395	936,248	1,014,146	1,950,394
Marriott International, Inc., Class A	49,270	53,125	102,395	1,437,206	1,549,656	2,986,862
McDonald’s Corp. (b)	187,993	203,352	391,345	18,861,338	20,402,306	39,263,644
Starbucks Corp.	136,956	148,058	285,014	6,301,345	6,812,149	13,113,494
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	38,078	73,392	1,694,013	1,826,602	3,520,615
Wyndham Worldwide Corp.	28,050	30,245	58,295	1,061,131	1,144,168	2,205,299
Wynn Resorts Ltd.	14,553	15,845	30,398	1,607,961	1,750,714	3,358,675
Yum! Brands, Inc.	84,611	91,555	176,166	4,992,895	5,402,661	10,395,556

				42,652,808	46,133,764	88,786,572

Household Durables - 0.3%
D.R. Horton, Inc. (b)	50,872	54,299	105,171	641,496	684,710	1,326,206
Harman International Industries, Inc.	12,779	13,861	26,640	486,113	527,272	1,013,385
Leggett & Platt, Inc. (b)	25,683	27,889	53,572	591,736	642,563	1,234,299
Lennar Corp., Class A (b)	29,389	31,994	61,383	577,494	628,682	1,206,176
Newell Rubbermaid, Inc.	53,500	57,751	111,251	864,025	932,679	1,796,704
PulteGroup, Inc. (a)(b)	62,772	66,768	129,540	396,091	421,306	817,397
Stanley Black & Decker, Inc.	31,037	33,677	64,714	2,098,101	2,276,565	4,374,666
Whirlpool Corp. (b)	14,119	15,142	29,261	669,947	718,488	1,388,435

				6,325,003	6,832,265	13,157,268

Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	66,841	72,308	139,149	11,570,177	12,516,515	24,086,692
Expedia, Inc. (b)	17,267	18,499	35,766	501,088	536,841	1,037,929
Netflix, Inc. (a)	10,229	10,968	21,197	708,768	759,972	1,468,740

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Consumer Discretionary (continued)
Internet & Catalog Retail (continued)
priceline.com, Inc. (a)	9,148	9,914	19,062	$4,278,611	$4,636,877	$8,915,488
TripAdvisor, Inc. (a)(b)	17,600	18,499	36,099	443,696	466,360	910,056

				17,502,340	18,916,565	36,418,905

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	21,255	22,497	43,752	677,822	717,429	1,395,251
Mattel, Inc.	62,232	67,226	129,458	1,727,560	1,866,194	3,593,754

				2,405,382	2,583,623	4,989,005

Media - 3.1%
Cablevision Systems Corp., Class A	40,354	44,529	84,883	573,834	633,202	1,207,036
CBS Corp., Class B	120,246	130,148	250,394	3,263,476	3,532,217	6,795,693
Comcast Corp, Class A	500,634	541,441	1,042,075	11,870,032	12,837,566	24,707,598
DIRECTV, Class A (a)	129,641	140,275	269,916	5,543,449	5,998,159	11,541,608
Discovery Communications, Inc., Class A (a)	48,563	52,587	101,150	1,989,626	2,154,489	4,144,115
Gannett Co., Inc.	44,022	48,077	92,099	588,574	642,790	1,231,364
Interpublic Group of Cos., Inc.	84,640	89,482	174,122	823,547	870,660	1,694,207
The McGraw-Hill Cos., Inc.	53,913	58,368	112,281	2,424,468	2,624,809	5,049,277
News Corp., Class A	402,919	435,926	838,845	7,188,075	7,776,920	14,964,995
Omnicom Group, Inc. (b)	50,694	54,887	105,581	2,259,938	2,446,862	4,706,800
Scripps Networks Interactive, Inc., Class A	17,971	19,391	37,362	762,330	822,566	1,584,896
Time Warner Cable, Inc. (b)	58,635	63,458	122,093	3,727,427	4,034,025	7,761,452
Time Warner, Inc. (b)	183,897	198,966	382,863	6,646,038	7,190,631	13,836,669
Viacom, Inc., Class B	101,463	109,795	211,258	4,607,435	4,985,791	9,593,226
The Walt Disney Co. (b)	330,072	357,061	687,133	12,377,700	13,389,788	25,767,488
The Washington Post Co., Class B (b)	906	979	1,885	341,390	368,897	710,287

				64,987,339	70,309,372	135,296,711

Multiline Retail - 0.8%
Big Lots, Inc. (a)	11,931	12,995	24,926	450,515	490,691	941,206
Dollar Tree, Inc. (a)	21,872	23,668	45,540	1,817,782	1,967,047	3,784,829
Family Dollar Stores, Inc. (b)	21,574	23,020	44,594	1,243,957	1,327,333	2,571,290
J.C. Penney Co., Inc. (b)	26,158	28,325	54,483	919,454	995,624	1,915,078
Kohl’s Corp.	46,569	50,420	96,989	2,298,180	2,488,227	4,786,407
Macy’s, Inc.	77,144	82,987	160,131	2,482,494	2,670,522	5,153,016
Nordstrom, Inc. (b)	29,730	32,253	61,983	1,477,878	1,603,297	3,081,175
Sears Holdings Corp. (a)(b)	7,168	7,629	14,797	227,799	242,450	470,249
Target Corp.	123,396	133,391	256,787	6,320,343	6,832,287	13,152,630

				17,238,402	18,617,478	35,855,880

Specialty Retail - 2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	17,230	33,112	775,677	841,513	1,617,190
AutoNation, Inc. (a)(b)	8,869	9,293	18,162	327,000	342,633	669,633
AutoZone, Inc. (a)	5,132	5,558	10,690	1,667,746	1,806,183	3,473,929
Bed Bath & Beyond, Inc. (a)	44,113	47,500	91,613	2,557,231	2,753,575	5,310,806
Best Buy Co., Inc. (b)	53,932	57,568	111,500	1,260,391	1,345,364	2,605,755
CarMax, Inc. (a)(b)	41,552	44,839	86,391	1,266,505	1,366,693	2,633,198

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Consumer Discretionary (continued)
Specialty Retail (continued)
GameStop Corp., Class A (a)(b)	25,236	27,568	52,804	$608,945	$665,216	$1,274,161
The Gap, Inc. (b)	63,644	68,750	132,394	1,180,596	1,275,312	2,455,908
The Home Depot, Inc. (b)	283,231	306,393	589,624	11,907,031	12,880,762	24,787,793
Limited Brands, Inc. (b)	45,200	49,063	94,263	1,823,820	1,979,692	3,803,512
Lowe’s Cos., Inc.	230,140	248,964	479,104	5,840,953	6,318,706	12,159,659
O’Reilly Automotive, Inc. (a)	23,582	25,647	49,229	1,885,381	2,050,478	3,935,859
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	345	660	1,184	1,296	2,480
Ross Stores, Inc.	42,374	45,812	88,186	2,014,036	2,177,444	4,191,480
Staples, Inc.	128,529	139,086	267,615	1,785,268	1,931,904	3,717,172
The TJX Cos., Inc.	69,296	74,987	144,283	4,473,057	4,840,411	9,313,468
Tiffany & Co.	23,331	25,219	48,550	1,545,912	1,671,011	3,216,923
Urban Outfitters, Inc. (a)	20,285	21,330	41,615	559,054	587,855	1,146,909

				41,479,787	44,836,048	86,315,835

Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	53,622	58,096	111,718	3,273,087	3,546,180	6,819,267
NIKE, Inc., Class B	68,154	73,739	141,893	6,568,001	7,106,227	13,674,228
Ralph Lauren Corp.	11,851	12,825	24,676	1,636,386	1,770,876	3,407,262
VF Corp. (b)	16,021	17,344	33,365	2,034,507	2,202,515	4,237,022

				13,511,981	14,625,798	28,137,779

Total Consumer Discretionary				225,309,307	243,650,504	468,959,811

Consumer Staples - 11.4%
Beverages - 2.6%
Beam, Inc.	28,565	31,012	59,577	1,463,385	1,588,745	3,052,130
Brown-Forman Corp., Class B	18,536	19,987	38,523	1,492,333	1,609,153	3,101,486
The Coca-Cola Co.	417,284	451,354	868,638	29,197,361	31,581,239	60,778,600
Coca-Cola Enterprises, Inc.	57,340	62,117	119,457	1,478,225	1,601,376	3,079,601
Constellation Brands, Inc., Class A (a)(b)	32,155	34,507	66,662	664,644	713,260	1,377,904
Dr Pepper Snapple Group, Inc.	39,397	42,788	82,185	1,555,394	1,689,270	3,244,664
Molson Coors Brewing Co., Class B	28,951	30,869	59,820	1,260,527	1,344,036	2,604,563
PepsiCo, Inc.	287,241	310,707	597,948	19,058,440	20,615,410	39,673,850

				56,170,309	60,742,489	116,912,798

Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	79,624	86,132	165,756	6,634,271	7,176,518	13,810,789
CVS Caremark Corp.	239,149	258,717	497,866	9,752,496	10,550,480	20,302,976
The Kroger Co.	109,726	118,782	228,508	2,657,564	2,876,900	5,534,464
Safeway, Inc. (b)	62,467	66,703	129,170	1,314,305	1,403,431	2,717,736
SUPERVALU, Inc. (b)	39,608	42,043	81,651	321,617	341,389	663,006
Sysco Corp. (b)	108,393	117,434	225,827	3,179,167	3,444,339	6,623,506
Wal-Mart Stores, Inc.	320,897	347,112	668,009	19,176,805	20,743,413	39,920,218
Walgreen Co.	163,396	176,800	340,196	5,401,872	5,845,008	11,246,880
Whole Foods Market, Inc. (b)	29,357	31,774	61,131	2,042,660	2,210,835	4,253,495

				50,480,757	54,592,313	105,073,070

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Consumer Staples (continued)
Food Products - 1.9%
Archer-Daniels-Midland Co.	122,737	132,838	255,575	$3,510,278	$3,799,167	$7,309,445
Campbell Soup Co. (b)	32,863	35,683	68,546	1,092,366	1,186,103	2,278,469
ConAgra Foods, Inc.	76,168	82,150	158,318	2,010,835	2,168,760	4,179,595
Dean Foods Co. (a)	34,230	36,435	70,665	383,376	408,072	791,448
General Mills, Inc. (b)	118,228	128,109	246,337	4,777,593	5,176,885	9,954,478
H.J. Heinz Co. (b)	58,842	63,610	122,452	3,179,822	3,437,484	6,617,306
The Hershey Co.	28,131	30,322	58,453	1,737,933	1,873,293	3,611,226
Hormel Foods Corp. (b)	25,482	27,708	53,190	746,368	811,567	1,557,935
The J.M. Smucker Co.	20,920	22,737	43,657	1,635,316	1,777,351	3,412,667
Kellogg Co.	45,537	49,492	95,029	2,302,806	2,502,810	4,805,616
Kraft Foods, Inc., Class A	324,604	351,147	675,751	12,127,205	13,118,852	25,246,057
McCormick & Co., Inc. (b)	24,383	26,144	50,527	1,229,391	1,318,181	2,547,572
Mead Johnson Nutrition Co.	37,405	40,409	77,814	2,570,846	2,777,311	5,348,157
Sara Lee Corp.	108,555	117,768	226,323	2,053,861	2,228,171	4,282,032
Tyson Foods, Inc., Class A	53,601	57,791	111,392	1,106,325	1,192,806	2,299,131

				40,464,321	43,776,813	84,241,134

Household Products - 2.3%
The Clorox Co.	24,240	26,360	50,600	1,613,414	1,754,521	3,367,935
Colgate-Palmolive Co.	88,926	96,171	185,097	8,215,873	8,885,239	17,101,112
Kimberly-Clark Corp.	72,410	78,226	150,636	5,326,480	5,754,304	11,080,784
The Procter & Gamble Co.	505,487	546,753	1,052,240	33,721,038	36,473,893	70,194,931

				48,876,805	52,867,957	101,744,762

Personal Products - 0.2%
Avon Products, Inc.	79,116	85,348	164,464	1,382,157	1,491,030	2,873,187
The Estee Lauder Cos., Inc., Class A	20,525	22,222	42,747	2,305,368	2,495,975	4,801,343

				3,687,525	3,987,005	7,674,530

Tobacco - 2.0%
Altria Group, Inc. (b)	377,826	408,728	786,554	11,202,541	12,118,785	23,321,326
Lorillard, Inc. (b)	24,808	26,854	51,662	2,828,112	3,061,356	5,889,468
Philip Morris International, Inc.	319,129	345,190	664,319	25,045,244	27,090,511	52,135,755
Reynolds American, Inc.	62,124	67,485	129,609	2,573,176	2,795,229	5,368,405

				41,649,073	45,065,881	86,714,954

Total Consumer Staples				241,328,790	261,032,458	502,361,248

Energy - 12.2%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	80,197	86,907	167,104	3,900,782	4,227,157	8,127,939
Cameron International Corp. (a)	45,057	48,576	93,633	2,216,354	2,389,453	4,605,807
Diamond Offshore Drilling, Inc. (b)	12,843	13,622	26,465	709,704	752,752	1,462,456
FMC Technologies, Inc. (a)(b)	43,785	47,589	91,374	2,286,890	2,485,574	4,772,464
Halliburton Co.	169,067	182,693	351,760	5,834,502	6,304,735	12,139,237
Helmerich & Payne, Inc. (b)	19,644	21,209	40,853	1,146,424	1,237,757	2,384,181
Nabors Industries Ltd. (a)	52,707	57,465	110,172	913,939	996,443	1,910,382

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Energy (continued)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	77,876	84,128	162,004	$5,294,789	$5,719,863	$11,014,652
Noble Corp. (a)	46,391	50,011	96,402	1,401,936	1,511,332	2,913,268
Rowan Cos., Inc. (a)	22,905	24,609	47,514	694,709	746,391	1,441,100
Schlumberger Ltd.	246,586	266,735	513,321	16,844,290	18,220,668	35,064,958

				41,244,319	44,592,125	85,836,444

Oil, Gas & Consumable Fuels - 10.2%
Alpha Natural Resources, Inc. (a)	40,329	43,831	84,160	823,921	895,467	1,719,388
Anadarko Petroleum Corp.	91,494	98,946	190,440	6,983,737	7,552,548	14,536,285
Apache Corp.	70,565	76,287	146,852	6,391,778	6,910,076	13,301,854
Cabot Oil & Gas Corp.	19,203	20,705	39,908	1,457,508	1,571,509	3,029,017
Chesapeake Energy Corp.	121,140	130,935	252,075	2,700,211	2,918,541	5,618,752
Chevron Corp.	365,886	395,751	761,637	38,930,270	42,107,906	81,038,176
ConocoPhillips (b)	243,942	263,874	507,816	17,776,054	19,228,498	37,004,552
CONSOL Energy, Inc.	41,683	44,929	86,612	1,529,766	1,648,894	3,178,660
Denbury Resources, Inc. (a)	73,013	79,731	152,744	1,102,496	1,203,938	2,306,434
Devon Energy Corp.	74,212	80,307	154,519	4,601,144	4,979,034	9,580,178
El Paso Corp.	141,702	153,547	295,249	3,765,022	4,079,744	7,844,766
EOG Resources, Inc.	49,398	53,546	102,944	4,866,197	5,274,816	10,141,013
EQT Corp. (b)	27,462	29,615	57,077	1,504,643	1,622,606	3,127,249
Exxon Mobil Corp. (c)	880,628	952,482	1,833,110	74,642,029	80,732,374	155,374,403
Hess Corp.	54,758	59,005	113,763	3,110,254	3,351,484	6,461,738
Marathon Oil Corp.	129,304	139,484	268,788	3,784,728	4,082,697	7,867,425
Marathon Petroleum Corp.	65,513	70,636	136,149	2,180,928	2,351,472	4,532,400
Murphy Oil Corp.	35,562	38,344	73,906	1,982,226	2,137,295	4,119,521
Newfield Exploration Co. (a)	24,259	26,203	50,462	915,292	988,639	1,903,931
Noble Energy, Inc.	32,258	34,973	67,231	3,044,833	3,301,102	6,345,935
Occidental Petroleum Corp.	149,149	161,341	310,490	13,975,261	15,117,652	29,092,913
Peabody Energy Corp.	49,778	53,662	103,440	1,648,150	1,776,749	3,424,899
Pioneer Natural Resources Co.	22,489	24,339	46,828	2,012,316	2,177,854	4,190,170
QEP Resources, Inc.	32,465	35,057	67,522	951,224	1,027,170	1,978,394
Range Resources Corp.	28,745	31,132	59,877	1,780,465	1,928,316	3,708,781
Southwestern Energy Co. (a)	63,834	68,950	132,784	2,038,858	2,202,263	4,241,121
Spectra Energy Corp. (b)	119,496	129,532	249,028	3,674,502	3,983,109	7,657,611
Sunoco, Inc.	19,726	21,405	41,131	809,161	878,033	1,687,194
Tesoro Corp. (a)(b)	26,348	28,563	54,911	615,489	667,232	1,282,721
Valero Energy Corp.	102,854	110,513	213,367	2,165,077	2,326,299	4,491,376
The Williams Cos., Inc. (b)	108,301	117,344	225,645	3,576,099	3,874,699	7,450,798

				215,339,639	232,898,016	448,237,655

Total Energy				256,583,958	277,490,141	534,074,099

Financials - 13.3%
Capital Markets - 1.8%
Ameriprise Financial, Inc.	41,576	45,019	86,595	2,063,833	2,234,743	4,298,576
The Bank of New York Mellon Corp. (b)	222,809	241,110	463,919	4,436,127	4,800,500	9,236,627
BlackRock, Inc. (d)	18,408	19,881	38,289	3,281,042	3,543,590	6,824,632

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Financials (continued)
Capital Markets (continued)
The Charles Schwab Corp. (b)	198,362	215,385	413,747	$2,233,556	$2,425,235	$4,658,791
E*Trade Financial Corp. (a)	46,790	49,472	96,262	372,448	393,797	766,245
Federated Investors, Inc., Class B	16,973	17,875	34,848	257,141	270,806	527,947
Franklin Resources, Inc.	26,746	28,848	55,594	2,569,221	2,771,139	5,340,360
The Goldman Sachs Group, Inc.	90,454	97,860	188,314	8,179,755	8,849,480	17,029,235
Invesco Ltd.	82,878	90,057	172,935	1,665,019	1,809,245	3,474,264
Legg Mason, Inc.	22,717	23,879	46,596	546,344	574,290	1,120,634
Morgan Stanley	272,690	295,542	568,232	4,125,800	4,471,551	8,597,351
Northern Trust Corp.	44,287	47,752	92,039	1,756,422	1,893,844	3,650,266
State Street Corp.	90,393	97,829	188,222	3,643,742	3,943,487	7,587,229
T. Rowe Price Group, Inc. (b)	46,423	49,963	96,386	2,643,790	2,845,393	5,489,183

				37,774,240	40,827,100	78,601,340

Commercial Banks - 2.6%
BB&T Corp. (b)	128,093	138,972	267,065	3,224,101	3,497,925	6,722,026
Comerica, Inc.	36,346	39,746	76,092	937,727	1,025,447	1,963,174
Fifth Third Bancorp	169,017	182,257	351,274	2,149,896	2,318,309	4,468,205
First Horizon National Corp.	48,717	52,072	100,789	389,736	416,576	806,312
Huntington Bancshares, Inc.	159,688	172,439	332,127	876,687	946,690	1,823,377
KeyCorp	175,120	188,820	363,940	1,346,673	1,452,026	2,798,699
M&T Bank Corp.	23,086	24,888	47,974	1,762,385	1,899,950	3,662,335
PNC Financial Services Group, Inc. (d)	96,666	104,451	201,117	5,574,728	6,023,689	11,598,417
Regions Financial Corp.	230,526	251,789	482,315	991,262	1,082,693	2,073,955
SunTrust Banks, Inc.	98,682	106,381	205,063	1,746,671	1,882,944	3,629,615
U.S. Bancorp (b)	350,633	379,325	729,958	9,484,623	10,260,741	19,745,364
Wells Fargo & Co.	968,884	1,047,998	2,016,882	26,702,443	28,882,825	55,585,268
Zions Bancorporation	33,670	36,844	70,514	548,148	599,820	1,147,968

				55,735,080	60,289,635	116,024,715

Consumer Finance - 0.8%
American Express Co. (b)	185,659	200,856	386,515	8,757,535	9,474,377	18,231,912
Capital One Financial Corp.	84,463	91,530	175,993	3,571,940	3,870,804	7,442,744
Discover Financial Services	100,998	109,369	210,367	2,423,952	2,624,856	5,048,808
SLM Corp.	93,424	101,002	194,426	1,251,882	1,353,427	2,605,309

				16,005,309	17,323,464	33,328,773

Diversified Financial Services - 2.7%
Bank of America Corp.	1,862,269	2,014,629	3,876,898	10,354,216	11,201,337	21,555,553
Citigroup, Inc. (b)	537,168	581,076	1,118,244	14,132,890	15,288,110	29,421,000
CME Group, Inc.	12,199	13,166	25,365	2,972,530	3,208,159	6,180,689
IntercontinentalExchange, Inc. (a)	13,351	14,392	27,743	1,609,463	1,734,956	3,344,419
JPMorgan Chase & Co.	698,118	755,132	1,453,250	23,212,424	25,108,139	48,320,563
Leucadia National Corp.	36,356	39,675	76,031	826,735	902,209	1,728,944
Moody’s Corp. (b)	35,904	38,282	74,186	1,209,247	1,289,338	2,498,585
The NASDAQ OMX Group, Inc. (a)	23,588	25,271	48,859	578,142	619,392	1,197,534
NYSE Euronext	48,151	51,879	100,030	1,256,741	1,354,042	2,610,783

				56,152,388	60,705,682	116,858,070

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Financials (continued)
Insurance - 3.5%
ACE Ltd.	61,888	66,961	128,849	$4,339,587	$4,695,305	$9,034,892
Aflac, Inc.	85,769	93,040	178,809	3,710,367	4,024,910	7,735,277
The Allstate Corp.	92,860	100,527	193,387	2,545,293	2,755,445	5,300,738
American International Group, Inc. (a)	80,271	86,553	166,824	1,862,287	2,008,030	3,870,317
Aon Corp.	59,404	64,302	123,706	2,780,107	3,009,334	5,789,441
Assurant, Inc.	17,013	18,239	35,252	698,554	748,893	1,447,447
Berkshire Hathaway, Inc., Class B (a)	323,001	349,379	672,380	24,644,976	26,657,618	51,302,594
Chubb Corp. (b)	51,094	55,299	106,393	3,536,727	3,827,797	7,364,524
Cincinnati Financial Corp. (b)	29,632	32,018	61,650	902,591	975,268	1,877,859
Genworth Financial, Inc., Class A (a)	90,630	98,319	188,949	593,626	643,989	1,237,615
Hartford Financial Services Group, Inc.	81,848	88,267	170,115	1,330,030	1,434,339	2,764,369
Lincoln National Corp. (b)	55,265	60,075	115,340	1,073,246	1,166,657	2,239,903
Loews Corp.	56,112	60,290	116,402	2,112,617	2,269,919	4,382,536
Marsh & McLennan Cos., Inc.	98,850	106,697	205,547	3,125,637	3,373,759	6,499,396
MetLife, Inc.	194,325	210,051	404,376	6,059,053	6,549,390	12,608,443
Principal Financial Group, Inc.	56,080	60,759	116,839	1,379,568	1,494,671	2,874,239
The Progressive Corp.	113,323	122,698	236,021	2,210,932	2,393,838	4,604,770
Prudential Financial, Inc.	86,725	93,850	180,575	4,346,657	4,703,762	9,050,419
Torchmark Corp. (b)	18,703	20,326	39,029	811,523	881,945	1,693,468
The Travelers Cos., Inc.	75,843	81,900	157,743	4,487,630	4,846,023	9,333,653
Unum Group	53,736	57,210	110,946	1,132,217	1,205,415	2,337,632
XL Group Plc	58,906	62,777	121,683	1,164,572	1,241,101	2,405,673

				74,847,797	80,907,408	155,755,205

Real Estate Investment Trusts (REITs) - 1.8%
Apartment Investment & Management Co., Class A	22,349	23,585	45,934	512,016	540,332	1,052,348
AvalonBay Communities, Inc.	17,472	18,917	36,389	2,281,843	2,470,560	4,752,403
Boston Properties, Inc.	27,127	29,379	56,506	2,701,849	2,926,148	5,627,997
Equity Residential	54,505	59,110	113,615	3,108,420	3,371,043	6,479,463
HCP, Inc. (b)	74,930	81,196	156,126	3,104,350	3,363,950	6,468,300
Health Care REIT, Inc. (b)	34,874	37,737	72,611	1,901,679	2,057,799	3,959,478
Host Hotels & Resorts, Inc. (b)	129,779	139,920	269,699	1,916,836	2,066,618	3,983,454
Kimco Realty Corp. (b)	74,789	80,650	155,439	1,214,573	1,309,756	2,524,329
Plum Creek Timber Co., Inc. (b)	29,641	32,101	61,742	1,083,675	1,173,613	2,257,288
Prologis, Inc.	84,206	90,946	175,152	2,407,450	2,600,146	5,007,596
Public Storage	26,088	28,266	54,354	3,507,792	3,800,646	7,308,438
Simon Property Group, Inc.	53,980	58,375	112,355	6,960,181	7,526,873	14,487,054
Ventas, Inc.	52,905	57,434	110,339	2,916,653	3,166,337	6,082,990
Vornado Realty Trust	33,901	36,819	70,720	2,605,631	2,829,908	5,435,539
Weyerhaeuser Co.	98,574	106,738	205,312	1,840,377	1,992,799	3,833,176

				38,063,325	41,196,528	79,259,853

Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	59,572	64,326	123,898	906,686	979,042	1,885,728

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Financials (continued)
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc. (b)	97,596	105,568	203,164	$609,975	$659,800	$1,269,775
People’s United Financial, Inc. (b)	66,203	70,118	136,321	850,708	901,016	1,751,724

				1,460,683	1,560,816	3,021,499

Total Financials				280,945,508	303,789,675	584,735,183

Health Care - 11.8%
Biotechnology - 1.2%
Amgen, Inc. (b)	145,744	157,670	303,414	9,358,222	10,123,991	19,482,213
Biogen Idec, Inc. (a)	44,633	48,383	93,016	4,911,862	5,324,549	10,236,411
Celgene Corp. (a)(b)	81,566	88,257	169,823	5,513,862	5,966,173	11,480,035
Gilead Sciences, Inc. (a)	138,012	149,332	287,344	5,648,831	6,112,159	11,760,990

				25,432,777	27,526,872	52,959,649

Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	103,603	112,105	215,708	5,126,277	5,546,955	10,673,232
Becton Dickinson & Co. (b)	39,486	42,742	82,228	2,950,394	3,193,682	6,144,076
Boston Scientific Corp. (a)	272,264	291,090	563,354	1,453,890	1,554,421	3,008,311
C.R. Bard, Inc.	15,752	17,170	32,922	1,346,796	1,468,035	2,814,831
CareFusion Corp. (a)	41,135	44,810	85,945	1,045,240	1,138,622	2,183,862
Covidien Plc	88,642	95,929	184,571	3,989,777	4,317,764	8,307,541
DENTSPLY International, Inc. (b)	25,887	28,214	54,101	905,786	987,208	1,892,994
Edwards Lifesciences Corp. (a)	20,963	22,779	43,742	1,482,084	1,610,475	3,092,559
Intuitive Surgical, Inc. (a)	7,165	7,744	14,909	3,317,467	3,585,549	6,903,016
Medtronic, Inc.	193,901	209,731	403,632	7,416,713	8,022,211	15,438,924
St. Jude Medical, Inc.	58,617	63,473	122,090	2,010,563	2,177,124	4,187,687
Stryker Corp.	59,768	64,379	124,147	2,971,067	3,200,280	6,171,347
Varian Medical Systems, Inc. (a)	20,686	22,412	43,098	1,388,651	1,504,518	2,893,169
Zimmer Holdings, Inc. (a)(b)	32,927	35,661	68,588	1,758,960	1,905,011	3,663,971

				37,163,665	40,211,855	77,375,520

Health Care Providers & Services - 2.1%
Aetna, Inc.	66,572	72,062	138,634	2,808,673	3,040,296	5,848,969
AmerisourceBergen Corp.	47,474	51,416	98,890	1,765,558	1,912,161	3,677,719
Cardinal Health, Inc.	63,487	68,770	132,257	2,578,207	2,792,750	5,370,957
Cigna Corp.	52,456	56,794	109,250	2,203,152	2,385,348	4,588,500
Coventry Health Care, Inc. (a)	26,479	28,058	54,537	804,167	852,121	1,656,288
DaVita, Inc. (a)	17,165	18,605	35,770	1,301,279	1,410,445	2,711,724
Express Scripts, Inc. (a)	89,392	96,728	186,120	3,994,929	4,322,774	8,317,703
Humana, Inc.	30,044	32,338	62,382	2,632,155	2,833,132	5,465,287
Laboratory Corp. of America Holdings (a)	18,212	19,488	37,700	1,565,686	1,675,383	3,241,069
McKesson Corp.	45,120	48,800	93,920	3,515,299	3,802,008	7,317,307
Medco Health Solutions, Inc. (a)	71,136	77,093	148,229	3,976,502	4,309,499	8,286,001
Patterson Cos., Inc. (b)	16,099	17,499	33,598	475,243	516,571	991,814
Quest Diagnostics, Inc.	28,991	31,365	60,356	1,683,217	1,821,052	3,504,269
Tenet Healthcare Corp. (a)	80,364	86,116	166,480	412,267	441,775	854,042

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Health Care (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (b)	195,862	212,065	407,927	$9,926,286	$10,747,454	$20,673,740
WellPoint, Inc.	63,916	69,168	133,084	4,234,435	4,582,380	8,816,815

				43,877,055	47,445,149	91,322,204

Health Care Technology - 0.1%
Cerner Corp. (a)	26,773	28,808	55,581	1,639,846	1,764,490	3,404,336
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc. (a)	63,803	68,797	132,600	2,228,639	2,403,079	4,631,718
Life Technologies Corp. (a)	32,750	35,250	68,000	1,274,302	1,371,577	2,645,879
PerkinElmer, Inc.	20,562	22,558	43,120	411,240	451,160	862,400
Thermo Fisher Scientific, Inc. (a)	69,508	75,216	144,724	3,125,775	3,382,464	6,508,239
Waters Corp. (a)(b)	16,468	17,833	34,301	1,219,455	1,320,534	2,539,989

				8,259,411	8,928,814	17,188,225

Pharmaceuticals - 6.2%
Abbott Laboratories	286,210	309,599	595,809	16,093,588	17,408,752	33,502,340
Allergan, Inc.	56,046	60,647	116,693	4,917,476	5,321,168	10,238,644
Bristol-Myers Squibb Co. (b)	311,336	336,802	648,138	10,971,481	11,868,903	22,840,384
Eli Lilly & Co. (b)	187,192	202,509	389,701	7,779,700	8,416,274	16,195,974
Forest Laboratories, Inc. (a)	49,095	52,494	101,589	1,485,615	1,588,468	3,074,083
Hospira, Inc. (a)	30,177	32,674	62,851	916,475	992,309	1,908,784
Johnson & Johnson	501,727	542,686	1,044,413	32,903,257	35,589,348	68,492,605
Merck & Co., Inc.	559,985	605,725	1,165,710	21,111,434	22,835,833	43,947,267
Mylan, Inc. (a)	78,379	84,467	162,846	1,682,013	1,812,662	3,494,675
Perrigo Co. (b)	17,126	18,528	35,654	1,666,360	1,802,774	3,469,134
Pfizer, Inc.	1,412,293	1,527,597	2,939,890	30,562,021	33,057,199	63,619,220
Watson Pharmaceuticals, Inc. (a)	23,363	25,268	48,631	1,409,723	1,524,671	2,934,394

				131,499,143	142,218,361	273,717,504

Total Health Care				247,871,897	268,095,541	515,967,438

Industrials - 10.5%
Aerospace & Defense - 2.6%
The Boeing Co.	136,555	147,728	284,283	10,016,309	10,835,849	20,852,158
General Dynamics Corp.	65,432	70,808	136,240	4,345,339	4,702,359	9,047,698
Goodrich Corp.	23,010	24,931	47,941	2,846,337	3,083,965	5,930,302
Honeywell International, Inc.	142,117	153,780	295,897	7,724,059	8,357,943	16,082,002
L-3 Communications Holdings, Inc.	18,353	19,889	38,242	1,223,778	1,326,199	2,549,977
Lockheed Martin Corp. (b)	48,752	52,760	101,512	3,944,037	4,268,284	8,212,321
Northrop Grumman Corp.	48,010	52,132	100,142	2,807,625	3,048,679	5,856,304
Precision Castparts Corp.	26,493	28,714	55,207	4,365,781	4,731,780	9,097,561
Raytheon Co. (b)	63,595	68,834	132,429	3,076,726	3,330,189	6,406,915
Rockwell Collins, Inc. (b)	27,810	30,087	57,897	1,539,840	1,665,917	3,205,757
Textron, Inc.	50,881	54,961	105,842	940,790	1,016,229	1,957,019
United Technologies Corp.	166,475	180,088	346,563	12,167,658	13,162,632	25,330,290

				54,998,279	59,530,025	114,528,304

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Industrials (continued)
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	30,169	32,676	62,845	$2,105,193	$2,280,131	$4,385,324
Expeditors International of Washington, Inc.	38,965	42,025	80,990	1,596,007	1,721,344	3,317,351
FedEx Corp. (b)	58,285	63,177	121,462	4,867,380	5,275,911	10,143,291
United Parcel Service, Inc., Class B	177,296	191,792	369,088	12,976,294	14,037,257	27,013,551

				21,544,874	23,314,643	44,859,517

Airlines - 0.1%
Southwest Airlines Co. (b)	143,080	152,530	295,610	1,224,765	1,305,657	2,530,422
Building Products - 0.0%
Masco Corp.	65,371	71,775	137,146	685,088	752,202	1,437,290
Commercial Services & Supplies - 0.4%
Avery Dennison Corp. (b)	19,415	21,121	40,536	556,822	605,750	1,162,572
Cintas Corp.	20,361	22,106	42,467	708,766	769,510	1,478,276
Iron Mountain, Inc.	34,115	36,982	71,097	1,050,742	1,139,046	2,189,788
Pitney Bowes, Inc. (b)	36,560	40,065	76,625	677,822	742,805	1,420,627
R.R. Donnelley & Sons Co. (b)	34,697	37,493	72,190	500,678	541,024	1,041,702
Republic Services, Inc. (b)	57,852	62,665	120,517	1,593,823	1,726,421	3,320,244
Stericycle, Inc. (a)	15,643	17,065	32,708	1,218,903	1,329,705	2,548,608
Waste Management, Inc. (b)	84,586	91,564	176,150	2,766,808	2,995,058	5,761,866

				9,074,364	9,849,319	18,923,683

Construction & Engineering - 0.2%
Fluor Corp.	31,179	33,372	64,551	1,566,745	1,676,943	3,243,688
Jacobs Engineering Group, Inc. (a)	23,547	25,278	48,825	955,537	1,025,781	1,981,318
Quanta Services, Inc. (a)	38,574	42,063	80,637	830,884	906,037	1,736,921

				3,353,166	3,608,761	6,961,927

Electrical Equipment - 0.6%
Cooper Industries Plc, Class A	29,054	31,472	60,526	1,573,274	1,704,209	3,277,483
Emerson Electric Co.	135,183	146,264	281,447	6,298,176	6,814,440	13,112,616
Rockwell Automation, Inc. (b)	26,079	28,103	54,182	1,913,416	2,061,917	3,975,333
Roper Industries, Inc. (b)	17,730	19,283	37,013	1,540,205	1,675,114	3,215,319

				11,325,071	12,255,680	23,580,751

Industrial Conglomerates - 2.3%
3M Co.	128,766	139,301	268,067	10,524,045	11,385,071	21,909,116
General Electric Co.	1,939,653	2,097,992	4,037,645	34,739,185	37,575,037	72,314,222
Tyco International Ltd.	84,885	92,005	176,890	3,964,979	4,297,553	8,262,532

				49,228,209	53,257,661	102,485,870

Machinery - 2.1%
Caterpillar, Inc. (b)	118,804	128,522	247,326	10,763,642	11,644,093	22,407,735
Cummins, Inc.	35,436	38,352	73,788	3,119,077	3,375,743	6,494,820
Danaher Corp.	104,670	113,462	218,132	4,923,677	5,337,253	10,260,930
Deere & Co.	76,053	82,195	158,248	5,882,700	6,357,783	12,240,483
Dover Corp. (b)	34,065	36,860	70,925	1,977,473	2,139,723	4,117,196

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Industrials (continued)
Machinery (continued)
Eaton Corp.	61,409	66,104	127,513	$2,673,134	$2,877,507	$5,550,641
Flowserve Corp.	10,209	11,045	21,254	1,013,958	1,096,989	2,110,947
Illinois Tool Works, Inc. (b)	88,782	96,079	184,861	4,147,007	4,487,850	8,634,857
Ingersoll-Rand Plc	57,367	61,857	119,224	1,747,972	1,884,783	3,632,755
Joy Global, Inc.	19,314	20,825	40,139	1,447,971	1,561,250	3,009,221
PACCAR, Inc. (b)	65,823	70,817	136,640	2,466,388	2,653,513	5,119,901
Pall Corp.	21,162	22,898	44,060	1,209,408	1,308,621	2,518,029
Parker Hannifin Corp.	27,762	30,061	57,823	2,116,853	2,292,151	4,409,004
Snap-on, Inc. (b)	10,749	11,621	22,370	544,114	588,255	1,132,369
Xylem, Inc.	33,809	36,724	70,533	868,553	943,440	1,811,993

				44,901,927	48,548,954	93,450,881

Professional Services - 0.1%
The Dun & Bradstreet Corp.	8,900	9,608	18,508	665,987	718,967	1,384,954
Equifax, Inc.	22,379	24,260	46,639	866,962	939,832	1,806,794
Robert Half International, Inc. (b)	26,211	28,714	54,925	745,965	817,200	1,563,165

				2,278,914	2,475,999	4,754,913

Road & Rail - 0.9%
CSX Corp.	192,920	208,778	401,698	4,062,895	4,396,864	8,459,759
Norfolk Southern Corp. (b)	61,756	66,829	128,585	4,499,542	4,869,161	9,368,703
Ryder System, Inc. (b)	9,326	10,227	19,553	495,584	543,463	1,039,047
Union Pacific Corp. (b)	88,756	96,085	184,841	9,402,811	10,179,245	19,582,056

				18,460,832	19,988,733	38,449,565

Trading Companies & Distributors - 0.2%
Fastenal Co. (b)	54,245	58,521	112,766	2,365,624	2,552,101	4,917,725
W.W. Grainger, Inc. (b)	11,151	12,049	23,200	2,087,356	2,255,452	4,342,808

				4,452,980	4,807,553	9,260,533

Total Industrials				221,528,469	239,695,187	461,223,656

Information Technology - 18.9%
Communications Equipment - 2.1%
Cisco Systems, Inc.	987,693	1,068,390	2,056,083	17,857,489	19,316,491	37,173,980
F5 Networks, Inc. (a)	14,607	15,809	30,416	1,550,095	1,677,651	3,227,746
Harris Corp. (b)	21,243	22,448	43,691	765,598	809,026	1,574,624
JDS Uniphase Corp. (a)(b)	42,587	45,268	87,855	444,608	472,598	917,206
Juniper Networks, Inc. (a)	96,659	104,627	201,286	1,972,810	2,135,437	4,108,247
Motorola Mobility Holdings, Inc. (a)	48,437	52,422	100,859	1,879,356	2,033,973	3,913,329
Motorola Solutions, Inc.	52,640	57,199	109,839	2,436,706	2,647,742	5,084,448
QUALCOMM, Inc.	308,832	334,067	642,899	16,893,110	18,273,465	35,166,575

				43,799,772	47,366,383	91,166,155

Computers & Peripherals - 4.6%
Apple, Inc. (a)	170,756	184,688	355,444	69,156,180	74,798,640	143,954,820
Dell, Inc. (a)	280,578	303,638	584,216	4,104,856	4,442,224	8,547,080
EMC Corp. (a)	374,806	405,495	780,301	8,073,321	8,734,362	16,807,683

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Information Technology (continued)
Computers & Peripherals (continued)
Hewlett-Packard Co.	365,068	394,944	760,012	$9,404,152	$10,173,758	$19,577,910
Lexmark International, Inc., Class A (b)	13,069	14,358	27,427	432,192	474,819	907,011
NetApp, Inc. (a)	65,895	71,341	137,236	2,390,012	2,587,538	4,977,550
SanDisk Corp. (a)	44,156	47,815	91,971	2,172,917	2,352,976	4,525,893
Western Digital Corp. (a)	42,959	46,724	89,683	1,329,581	1,446,108	2,775,689

				97,063,211	105,010,425	202,073,636

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	30,459	32,519	62,978	1,382,534	1,476,038	2,858,572
Corning, Inc.	288,766	312,934	601,700	3,748,183	4,061,883	7,810,066
FLIR Systems, Inc. (b)	28,593	30,227	58,820	716,826	757,791	1,474,617
Jabil Circuit, Inc. (b)	33,839	36,118	69,957	665,275	710,080	1,375,355
Molex, Inc. (b)	25,077	27,036	52,113	598,337	645,079	1,243,416
TE Connectivity Ltd.	77,994	83,898	161,892	2,402,995	2,584,897	4,987,892

				9,514,150	10,235,768	19,749,918

Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	32,978	35,748	68,726	1,064,530	1,153,945	2,218,475
eBay, Inc. (a)	211,098	228,229	439,327	6,402,602	6,922,186	13,324,788
Google, Inc., Class A (a)	46,415	50,205	96,620	29,979,449	32,427,409	62,406,858
VeriSign, Inc. (b)	29,235	31,693	60,928	1,044,274	1,132,074	2,176,348
Yahoo!, Inc. (a)	227,897	246,645	474,542	3,675,979	3,978,384	7,654,363

				42,166,834	45,613,998	87,780,832

IT Services - 3.9%
Accenture Plc, Class A (b)	117,758	127,303	245,061	6,268,258	6,776,339	13,044,597
Automatic Data Processing, Inc. (b)	89,793	97,043	186,836	4,849,720	5,241,292	10,091,012
Cognizant Technology Solutions Corp., Class A (a)(b)	55,512	60,163	115,675	3,569,977	3,869,082	7,439,059
Computer Sciences Corp. (b)	28,395	31,026	59,421	672,962	735,316	1,408,278
Fidelity National Information Services, Inc.	44,581	48,315	92,896	1,185,409	1,284,696	2,470,105
Fiserv, Inc. (a)	25,886	28,049	53,935	1,520,544	1,647,598	3,168,142
International Business Machines Corp.	216,542	234,217	450,759	39,817,743	43,067,822	82,885,565
MasterCard, Inc., Class A	19,588	21,188	40,776	7,302,798	7,899,310	15,202,108
Paychex, Inc.	59,268	63,860	123,128	1,784,559	1,922,825	3,707,384
SAIC, Inc. (a)	51,008	54,323	105,331	626,888	667,630	1,294,518
Teradata Corp. (a)	30,763	33,348	64,111	1,492,313	1,617,711	3,110,024
Total System Services, Inc.	29,631	32,385	62,016	579,582	633,451	1,213,033
Visa, Inc., Class A (b)	93,442	101,088	194,530	9,487,166	10,263,465	19,750,631
The Western Union Co.	113,772	123,192	236,964	2,077,477	2,249,486	4,326,963

				81,235,396	87,876,023	169,111,419

Office Electronics - 0.1%
Xerox Corp.	254,883	275,579	530,462	2,028,869	2,193,609	4,222,478

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (a)	108,263	117,638	225,901	$584,620	$635,245	$1,219,865
Altera Corp.	58,961	63,664	122,625	2,187,453	2,361,934	4,549,387
Analog Devices, Inc.	54,753	59,332	114,085	1,959,062	2,122,899	4,081,961
Applied Materials, Inc.	239,913	259,175	499,088	2,569,468	2,775,764	5,345,232
Broadcom Corp., Class A (a)	89,138	96,536	185,674	2,617,092	2,834,297	5,451,389
First Solar, Inc. (a)(b)	10,949	11,840	22,789	369,638	399,718	769,356
Intel Corp.	935,535	1,011,942	1,947,477	22,686,724	24,539,594	47,226,318
KLA-Tencor Corp. (b)	30,628	33,092	63,720	1,477,801	1,596,689	3,074,490
Linear Technology Corp.	41,799	45,162	86,961	1,255,224	1,356,215	2,611,439
LSI Corp. (a)(b)	103,078	112,665	215,743	613,314	670,357	1,283,671
Microchip Technology, Inc. (b)	35,126	37,769	72,895	1,286,666	1,383,479	2,670,145
Micron Technology, Inc. (a)	181,000	195,774	376,774	1,138,490	1,231,419	2,369,909
Novellus Systems, Inc. (a)	12,279	13,305	25,584	507,000	549,363	1,056,363
NVIDIA Corp. (a)	112,220	121,376	233,596	1,555,369	1,682,271	3,237,640
Teradyne, Inc. (a)	33,524	36,815	70,339	456,932	501,788	958,720
Texas Instruments, Inc.	209,945	227,019	436,964	6,111,499	6,608,523	12,720,022
Xilinx, Inc. (b)	48,233	52,542	100,775	1,546,350	1,684,497	3,230,847

				48,922,702	52,934,052	101,856,754

Software - 3.5%
Adobe Systems, Inc. (a)	90,203	97,854	188,057	2,550,039	2,766,333	5,316,372
Autodesk, Inc. (a)	41,631	45,343	86,974	1,262,668	1,375,253	2,637,921
BMC Software, Inc. (a)	31,282	33,275	64,557	1,025,424	1,090,754	2,116,178
CA, Inc.	68,005	72,686	140,691	1,374,721	1,469,347	2,844,068
Citrix Systems, Inc. (a)	34,271	36,980	71,251	2,080,935	2,245,426	4,326,361
Electronic Arts, Inc. (a)	60,829	66,242	127,071	1,253,078	1,364,585	2,617,663
Intuit, Inc.	54,619	59,123	113,742	2,872,413	3,109,279	5,981,692
Microsoft Corp.	1,375,522	1,487,808	2,863,330	35,708,551	38,623,496	74,332,047
Oracle Corp.	722,928	781,989	1,504,917	18,543,103	20,058,018	38,601,121
Red Hat, Inc. (a)	35,439	38,247	73,686	1,463,276	1,579,219	3,042,495
Salesforce.com, Inc. (a)	24,990	27,068	52,058	2,535,486	2,746,319	5,281,805
Symantec Corp. (a)	135,459	145,540	280,999	2,119,933	2,277,701	4,397,634

				72,789,627	78,705,730	151,495,357

Total Information Technology				397,520,561	429,935,988	827,456,549

Materials - 3.5%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	38,672	41,857	80,529	3,294,468	3,565,798	6,860,266
Airgas, Inc.	12,507	13,490	25,997	976,547	1,053,299	2,029,846
CF Industries Holdings, Inc.	12,016	12,945	24,961	1,742,080	1,876,766	3,618,846
The Dow Chemical Co. (b)	217,140	234,715	451,855	6,244,947	6,750,403	12,995,350
E.I. du Pont de Nemours & Co.	169,754	183,687	353,441	7,771,338	8,409,191	16,180,529
Eastman Chemical Co.	25,286	27,314	52,600	987,671	1,066,885	2,054,556
Ecolab, Inc. (b)	55,151	59,760	114,911	3,188,279	3,454,726	6,643,005
FMC Corp.	12,908	14,134	27,042	1,110,604	1,216,089	2,326,693
International Flavors & Fragrances, Inc.	14,839	15,939	30,778	777,860	835,522	1,613,382

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Materials (continued)
Chemicals (continued)
Monsanto Co.	98,373	106,383	204,756	$6,892,996	$7,454,257	$14,347,253
The Mosaic Co.	54,710	59,386	114,096	2,759,025	2,994,836	5,753,861
PPG Industries, Inc. (b)	28,376	30,513	58,889	2,369,112	2,547,530	4,916,642
Praxair, Inc.	55,077	59,593	114,670	5,887,731	6,370,492	12,258,223
The Sherwin-Williams Co.	15,827	16,908	32,735	1,412,876	1,509,377	2,922,253
Sigma-Aldrich Corp. (b)	22,134	23,871	46,005	1,382,490	1,490,983	2,873,473

				46,798,024	50,596,154	97,394,178

Construction Materials - 0.1%
Vulcan Materials Co.	23,637	25,535	49,172	930,116	1,004,802	1,934,918
Containers & Packaging - 0.1%
Ball Corp.	29,796	32,412	62,208	1,064,015	1,157,433	2,221,448
Bemis Co., Inc.	18,766	20,268	39,034	564,482	609,661	1,174,143
Owens-Illinois, Inc. (a)	30,005	32,836	62,841	581,497	636,362	1,217,859
Sealed Air Corp.	29,944	31,882	61,826	515,336	548,689	1,064,025

				2,725,330	2,952,145	5,677,475

Metals & Mining - 0.9%
Alcoa, Inc.	195,584	210,862	406,446	1,691,802	1,823,956	3,515,758
Allegheny Technologies, Inc. (b)	19,546	21,000	40,546	934,299	1,003,800	1,938,099
Cliffs Natural Resources, Inc.	26,281	28,162	54,443	1,638,620	1,755,901	3,394,521
Freeport-McMoRan Copper & Gold, Inc.	174,164	188,296	362,460	6,407,493	6,927,410	13,334,903
Newmont Mining Corp.	90,916	98,235	189,151	5,455,869	5,895,082	11,350,951
Nucor Corp. (b)	58,196	63,229	121,425	2,302,816	2,501,972	4,804,788
Titanium Metals Corp.	15,393	15,489	30,882	230,587	232,025	462,612
United States Steel Corp. (b)	26,285	28,711	54,996	695,501	759,693	1,455,194

				19,356,987	20,899,839	40,256,826

Paper & Forest Products - 0.2%
International Paper Co.	80,314	86,608	166,922	2,377,295	2,563,597	4,940,892
MeadWestvaco Corp.	31,373	33,827	65,200	939,621	1,013,118	1,952,739

				3,316,916	3,576,715	6,893,631

Total Materials				73,127,373	79,029,655	152,157,028

Telecommunication Services - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T, Inc. (b)	1,088,757	1,177,641	2,266,398	32,924,012	35,611,864	68,535,876
CenturyLink, Inc.	113,479	122,987	236,466	4,221,419	4,575,117	8,796,536
Frontier Communications Corp. (b)	182,784	197,227	380,011	941,337	1,015,719	1,957,056
Verizon Communications, Inc. (b)	520,147	562,635	1,082,782	20,868,298	22,572,916	43,441,214
Windstream Corp. (b)	106,960	115,750	222,710	1,255,710	1,358,905	2,614,615

				60,210,776	65,134,521	125,345,297

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Telecommunication Services (continued)
Wireless Telecommunication Services - 0.3%
American Tower Corp., Class A	72,214	78,080	150,294	$4,333,562	$4,685,581	$9,019,143
MetroPCS Communications, Inc. (a)	53,415	59,003	112,418	463,642	512,146	975,788
Sprint Nextel Corp. (a)	549,844	593,351	1,143,195	1,286,635	1,388,441	2,675,076

				6,083,839	6,586,168	12,670,007

Total Telecommunication Services				66,294,615	71,720,689	138,015,304

Utilities - 3.8%
Electric Utilities - 2.1%
American Electric Power Co., Inc.	88,732	96,146	184,878	3,665,519	3,971,791	7,637,310
Duke Energy Corp. (b)	244,872	264,550	509,422	5,387,184	5,820,100	11,207,284
Edison International	59,869	64,590	124,459	2,478,577	2,674,026	5,152,603
Entergy Corp.	32,362	35,028	67,390	2,364,044	2,558,795	4,922,839
Exelon Corp.	121,820	131,606	253,426	5,283,333	5,707,752	10,991,085
FirstEnergy Corp.	76,845	83,318	160,163	3,404,233	3,690,988	7,095,221
NextEra Energy, Inc.	77,636	84,151	161,787	4,726,480	5,123,113	9,849,593
Northeast Utilities	32,462	35,437	67,899	1,170,904	1,278,213	2,449,117
Pepco Holdings, Inc.	41,666	44,573	86,239	845,820	904,832	1,750,652
Pinnacle West Capital Corp.	20,006	21,601	41,607	963,889	1,040,736	2,004,625
PPL Corp.	106,260	115,170	221,430	3,126,169	3,388,301	6,514,470
Progress Energy, Inc.	54,206	58,739	112,945	3,036,620	3,290,559	6,327,179
The Southern Co. (b)	158,365	171,292	329,657	7,330,716	7,929,107	15,259,823

				43,783,488	47,378,313	91,161,801

Gas Utilities - 0.1%
AGL Resources, Inc. (b)	21,370	23,084	44,454	903,096	975,530	1,878,626
ONEOK, Inc.	18,926	20,516	39,442	1,640,695	1,778,532	3,419,227

				2,543,791	2,754,062	5,297,853

Independent Power Producers & Energy Traders - 0.2%
The AES Corp. (a)	118,488	128,370	246,858	1,402,898	1,519,901	2,922,799
Constellation Energy Group, Inc.	37,042	39,893	76,935	1,469,456	1,582,555	3,052,011
NRG Energy, Inc. (a)	42,181	44,632	86,813	764,320	808,732	1,573,052

				3,636,674	3,911,188	7,547,862

Multi-Utilities - 1.4%
Ameren Corp.	44,516	47,888	92,404	1,474,815	1,586,529	3,061,344
Centerpoint Energy, Inc.	78,274	84,385	162,659	1,572,525	1,695,295	3,267,820
CMS Energy Corp. (b)	46,138	49,899	96,037	1,018,727	1,101,770	2,120,497
Consolidated Edison, Inc.	53,820	58,370	112,190	3,338,455	3,620,691	6,959,146
Dominion Resources, Inc.	104,658	113,086	217,744	5,555,247	6,002,605	11,557,852
DTE Energy Co.	31,103	33,553	64,656	1,693,558	1,826,961	3,520,519
Integrys Energy Group, Inc.	14,246	15,394	29,640	771,848	834,047	1,605,895
NiSource, Inc. (b)	51,664	55,609	107,273	1,230,120	1,324,050	2,554,170
PG&E Corp. (b)	74,580	80,789	155,369	3,074,188	3,330,123	6,404,311
Public Service Enterprise Group, Inc.	92,959	100,882	193,841	3,068,576	3,330,115	6,398,691

See Notes to Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Schedule of Investments for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and

Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	Shares			Value
	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Common Stocks
Utilities (continued)
Multi-Utilities (continued)
SCANA Corp. (b)	21,132	23,095	44,227	$952,208	$1,040,661	$1,992,869
Sempra Energy	44,038	47,851	91,889	2,422,090	2,631,805	5,053,895
TECO Energy, Inc. (b)	39,568	42,961	82,529	757,331	822,273	1,579,604
Wisconsin Energy Corp. (b)	42,501	46,317	88,818	1,485,835	1,619,242	3,105,077
Xcel Energy, Inc.	89,112	96,784	185,896	2,463,056	2,675,110	5,138,166

				30,878,579	33,441,277	64,319,856

Total Utilities				80,842,532	87,484,840	168,327,372

Preferred Stocks
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Orchard Supply Hardware Stores Corp., Series A 0.00% (b)	315	345	660	1,184	1,296	2,480

Total Long-Term Investments (Cost - $ 3,561,799,215) - 99.2%				2,091,354,194	2,261,925,974	4,353,280,168

Short-Term Securities
Money Market Funds - 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (d)(e)(f)	170,771,686	—	170,771,686	170,771,686	—	170,771,686
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (d)(e)(f)	53,764,558	—	53,764,558	53,764,558	—	53,764,558
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	—	20,822,036	20,822,036	—	20,822,036	20,822,036
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (d)(e)(f)	—	$21,533	$21,533	—	21,533,097	21,533,097
	Par (000)
U.S. Treasury Obligations - 0.0%
U.S. Treasury Bill, 0.04%, 3/22/12 (c)(g)	1,550	—	1,550	1,549,941	—	1,549,941

Total Short-Term Securities (Cost - $ 268,441,356) - 6.1%				226,086,185	42,355,133	268,441,318

Total Investments (Cost - $ 3,830,240,571*) - 105.3%				2,317,440,379	2,304,281,107	4,621,721,486
Liabilities in Excess of Other Assets - (5.3)%				(209,124,171)	(23,214,529)	(232,338,700)

Net Assets - 100.0%				$2,108,316,208	$2,281,066,578	$4,389,382,786

See Notes to Pro Forma Condensed Combined Financial Statements

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2011, as computed for federal income tax purposes, were as follows:

	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Pro Forma S&P 500 Stock Master Portfolio Combined
Aggregate cost	$2,039,291,152	$1,466,579,071	$3,505,870,223

Gross unrealized appreciation	$562,476,334	$955,842,971	$1,518,319,305
Gross unrealized depreciation	(284,327,107)	(118,140,935)	(402,468,042)

Net unrealized appreciation	$278,149,227	$837,702,036	$1,115,851,263

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(d)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Beneficial Interest/ Shares Held at December 31, 2010	Shares Purchased		Beneficial Interest/Shares Sold	Beneficial Interest/ Shares Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	350,818,795	—		(180,047,109)[1]	170,771,686	$170,771,686	—	$530,203
BlackRock Cash Funds:
Prime, SL Agency Shares	53,051,433	713,125	[2]	—	53,764,558	$53,764,558	—	$166,200
BlackRock, Inc.	—	40,171		(1,882)	38,289	$6,824,632	$(30,772)	$155,024
BlackRock Liquidity Funds, TempFund,
Institutional Class	11,774,805	9,047,231	[2]	—	20,822,036	$20,822,036	$307	$10,485
BlackRock Liquidity Series, LLC Money Market Series	$135,284,520	—		$(113,751,423)[3]	$21,533,097	$21,533,097	—	$290,233
PNC Financial Services Group, Inc.	206,906	6,802		(12,591)	201,117	$11,598,417	$(62,396)	$294,798

[1]	Represents net shares sold.
[2]	Represents net shares purchased.
[3]	Represents net beneficial interest sold.

(e)	Represents the current yield as of report date.
(f)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(g)	Rate shown is the yield to maturity as of the date of purchase.
•	For Master Portfolio compliance purposes, the Master Portfolios’ sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.
•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
261	S&P 500 Index	Chicago Mercantile	March 2012	$16,346,430	$59,037
382	S&P 500 E-mini	Chicago Mercantile	March 2012	$23,924,660	(44,721)

Total					$14,316

Pro Forma Condensed Combined Statement of Assets and Liabilities for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and Master S&P 500 Index Series of Quantitative Master Series LLC

As of December 31, 2011 (Unaudited)

	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Adjustments	Pro Forma S&P 500 Stock Master Portfolio Combined
Assets:
Investments at value - unaffiliated[1,2]	$2,084,048,365	$2,252,358,695	—	$4,336,407,060
Investments at value - affiliated[3]	233,392,014	51,922,412	—	285,314,426
Investments sold receivable	334,407	7,724,027	—	8,058,434
Dividends receivable	3,261,668	3,433,513	—	6,695,181
Contributions receivable from investors	157,101	—	—	157,101
Securities lending income receivable - affiliated	32,279	40,701	—	72,980
Interest receivable	72	—		72
Prepaid expenses	—	43,537	—	43,537

Total assets	2,321,225,906	2,315,522,885	—	4,636,748,791

Liabilities:
Collateral on securities loaned at value	212,723,572	21,533,097	—	234,256,669
Withdrawals payable to investors	—	12,587,583	—	12,587,583
Margin variation payable	60,767	89,170	—	149,937
Investment advisory fees payable	78,733	38,405	—	117,138
Professional fees payable	33,054	—	—	33,054
Directors’ and Trustees’ fees payable	13,572	943	—	14,515
Other affiliates payable	—	5,916	—	5,916
Other accrued expenses payable	—	201,193	—	201,193

Total liabilities	212,909,698	34,456,307	—	247,366,005

Net Assets	$2,108,316,208	$2,281,066,578	—	$4,389,382,786

Net Assets Consist of:
Investors’ capital	$1,757,885,207	$1,840,002,348	—	$3,597,887,555
Net unrealized appreciation/depreciation	350,431,001	441,064,230	—	791,495,231

Net Assets	$2,108,316,208	$2,281,066,578	—	$4,389,382,786

1 Investments at cost - unaffiliated	$1,733,484,351	$1,812,366,267	—	$3,545,850,618

2 Securities loaned at value	$206,365,071	$20,985,148	—	$227,350,219

3 Investments at cost - affiliated	$233,584,064	$50,805,889	—	$284,389,953

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

S&P 500 Stock Master Portfolio of Master Investment Portfolio and Master S&P 500 Index Series of Quantitative Master Series LLC

Twelve months ended December 31, 2011 (Unaudited)

	S&P 500 Stock Master Portfolio	Master S&P 500 Index Series	Adjustments	Pro Forma S&P 500 Stock Master Portfolio Combined
Investment Income
Dividends - unaffiliated	$45,400,452	$48,964,963	$—	$94,365,415
Foreign taxes withheld	—	(43,371)	—	(43,371)
Security lending - affiliated	657,698	305,591	—	963,289
Dividends - affiliated	187,536	272,771	—	460,307
Income - affiliated	38,705	—	—	38,705
Interest	1,770	—	—	1,770

Total income	46,286,161	49,499,954	—	95,786,115

Expenses
Investment advisory	1,086,941	236,277	944,368 [1]	2,267,586
Independent Trustees/Directors	66,953	57,219	9,732 [1]	133,904
Professional	55,849	101,513	(111,682)[1]	45,680
Accounting services	—	383,755	(383,755)[1]	—
Custodian	—	111,432	(111,432)[1]	—
Registration	—	20,000	(20,000)[1]	—
Printing	—	4,733	(4,733)[1]	—
Miscellaneous	—	46,642	(46,642)[1]	—

Total expenses before reimbursement	1,209,743	961,571	275,856	2,447,170
Less fees waived by advisor	(122,802)	(130,251)	73,469 [1]	(179,584)

Total expenses after fees waived	1,086,941	831,320	349,325	2,267,586

Net investment income	45,199,220	48,668,634	(349,325)	93,518,529

Realized & Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,369,635)	(2,425,254)	—	(29,794,889)
Investments - affiliated	(86,072)	(6,789)	—	(92,861)
Financial futures contracts	1,361,381	(2,311,537)	—	(950,156)

	(26,094,326)	(4,743,580)	—	(30,837,906)

Net change in unrealized appreciation/depreciation on:
Investments	26,921,118	9,277,367	—	36,198,485
Financial futures contracts	(615,457)	(55,374)	—	(670,831)

	26,305,661	9,221,993	—	35,527,654

Total realized and unrealized gain	211,335	4,478,413	—	4,689,748

Net Increase in Net Assets Resulting from Operations	$45,410,555	$53,147,047	$(349,325)	$98,208,277

[1]	Reflects adjustments due to S&P 500 Stock Master Portfolio’s investment advisory fee structure.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

S&P 500 Stock Fund of BlackRock Funds III, S&P 500 Index Fund of BlackRock Index Funds, Inc. and

Index Equity Portfolio of BlackRock FundsSM

As of December 31, 2011 (Unaudited)

	S&P 500 Stock Fund	S&P 500 Index Fund	Index Equity Portfolio	Adjustments	Pro Forma S&P 500 Stock Fund Combined
Assets:
Investments at value - Master Portfolios[1]	$255,311,022	$1,773,233,951	$507,832,627	—	$2,536,377,600
Withdrawals receivable from the Master Portfolios	—	9,297,113	3,333,227	—	12,630,340
Capital shares sold receivable	196,800	4,845,455	114,803	—	5,157,058
Prepaid expenses	—	2,227	29,857	—	32,084

Total assets	255,507,822	1,787,378,746	511,310,514	—	2,554,197,082

Liabilities:
Capital shares redeemed payable	184,810	14,142,568	3,448,030	—	17,775,408
Dividends to shareholders	—	—	—	$604,937 [2]	604,937
Reorganization expenses	—	—	—	417,820 [3]	417,820
Administration fees payable	26,299	292,319	44,356	—	362,974
Service and distribution fees payable	—	146,701	29,490	—	176,191
Professional fees payable	16,638	—	—	—	16,638
Investment advisory fees payable	—	—	2,514	—	2,514
Officer’s fees payable	—	243	68	—	311
Other accrued expenses payable	—	292,936	254,877	—	547,813

Total liabilities	227,747	14,874,767	3,779,335	1,022,757	19,904,606

Net Assets	$255,280,075	$1,772,503,979	$507,531,179	$(1,022,757)	$2,534,292,476

Net Assets Consist of:
Paid-in capital	$513,088,522	$1,579,515,138	$113,904,686	$(417,820)[3]	$2,206,090,526
Undistributed net investment income	97,637	463,110	141,827	(604,937)[2]	97,637
Accumulated net realized gain (loss)	(283,876,981)	(176,509,150)	397,877,180	—	(62,508,951)
Net unrealized appreciation/depreciation	25,970,897	369,034,881	(4,392,514)	—	390,613,264

Net Assets	$255,280,075	$1,772,503,979	$507,531,179	$(1,022,757)	$2,534,292,476

[1] Investments at cost - Master Portfolio	$229,340,125	$1,404,199,070	$512,225,141	$—	$2,145,764,336

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

S&P 500 Stock Fund of BlackRock Funds III, S&P 500 Index Fund of BlackRock Index Funds, Inc. and

Index Equity Portfolio of BlackRock FundsSM

As of December 31, 2011 (Unaudited)

	S&P 500 Stock Fund	S&P 500 Index Fund	Index Equity Portfolio	Adjustments	Pro Forma S&P 500 Stock Fund Combined
Net Asset Value:
Institutional:
Net assets		$1,059,688,755	$263,782,797	$(264,309,460)[2,3]	$1,059,162,092
Shares outstanding		68,992,482	10,923,993	(72,882,278)[4]	7,034,197
Net asset value		$15.36	$24.15		$150.57
Par value per share		$0.0001	$0.001		—
Shares authorized		250 million	Unlimited		Unlimited

Class K:
Net assets	$255,280,075			$263,709,084 [2]	$518,989,159
Shares outstanding	1,695,381			1,751,356 [4]	3,446,737
Net asset value	$150.57				$150.57
Par value per share	$—				—
Shares authorized	Unlimited				Unlimited

Service:
Net assets			$29,963,982	$149,282,057 [2]	$179,246,039
Shares outstanding			1,249,606	(59,183)[4]	1,190,423
Net asset value			$23.98		$150.57
Par value per share			$0.001		—
Shares authorized			Unlimited		Unlimited

Investor A:
Net assets		$712,815,224	$148,042,730	$(148,396,997)[2,3]	$712,460,957
Shares outstanding		46,481,722	6,179,193	(47,929,262)[4]	4,731,653
Net asset value		$15.34	$23.96		$150.57
Par value per share		$0.0001	$0.001		—
Shares authorized		250 million	Unlimited		Unlimited

Investor B:
Net assets			$1,289,430	$(1,289,430)[2]
Shares outstanding			54,276	(54,276)[4]
Net asset value			$23.76
Par value per share			$0.001
Shares authorized			Unlimited

Investor C/Investor C1:
Net assets			$64,452,240	$(18,011)[2]	$64,434,229
Shares outstanding			2,738,768	(2,310,844)[4]	427,924
Net asset value			$23.53		$150.57
Par value per share			$0.001		—
Shares authorized			Unlimited		Unlimited
[2]	Reflects the distribution of undistributed net investment income of $604,937 of which $463,110 was attributable to the S&P 500 Index Fund and $141,827 was attributable to the Index Equity Portfolio.
[3]	Reflects the charge for estimated reorganization expenses of $417,820 attributable to the S&P 500 Index Fund.
[4]

Reflects the capitalization adjustments giving the effect of the transfer of shares of the S&P 500 Stock Fund which the S&P 500 Index Fund and the Index Equity Portfolio shareholders will receive as if the Reorganization had taken place on December 31, 2011. The foregoing should not be relied upon to reflect the number of shares of the S&P 500 Stock Fund that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

S&P 500 Stock Fund of BlackRock Funds III, S&P 500 Index Fund of BlackRock Index Funds, Inc. and

Index Equity Portfolio of BlackRock FundsSM

Twelve months ended December 31, 2011 (Unaudited)

	S&P 500 Stock Fund	S&P 500 Index Fund	Index Equity Portfolio	Adjustments	Pro Forma S&P 500 Stock Fund Combined[1]
Investment Income
Net investment income allocated from the Master Portfolios:
Dividends - unaffiliated	$5,624,500	$37,466,295	$11,485,512	$—	$54,576,307
Security lending - affiliated	81,610	233,300	72,199	—	387,109
Dividends - affiliated	—	208,957	63,814	—	272,771
Foreign taxes withheld	—	(33,345)	(10,026)	—	(43,371)
Income - affiliated	4,904	—	—	—	4,904
Interest	227	—	—	—	227
Expenses	(149,443)	(735,084)	(226,194)	(308,079)[2]	(1,418,800)
Fees waived	15,152	99,579	30,633	(41,246)[2]	104,118

Total income	5,576,950	37,239,702	11,415,938	(349,325)	53,883,265

Expenses
Administration	349,205	3,520,480	410,953	(4,280,638)[3]	—
Administration - Class K	—	—	—	608,325 [3]	608,325
Administration - Institutional	—	—	71,100	1,848,881 [3]	1,919,981
Administration - Service	—	—	7,546	373,750 [3]	381,296
Administration - Investor A	—	—	41,916	1,288,770 [3]	1,330,686
Administration - Investor B	—	—	708	(708)[3]	—
Administration - Investor C/Investor C1	—	—	17,632	186,904 [3]	204,536
Service - Service	—	—	45,274	255,749 [4]	301,023
Service - Investor A	—	1,847,320	251,497	(251,497)[4]	1,847,320
Service and distribution - Investor B	—	—	25,490	(25,490)[4]	—
Service and distribution - Investor C/Investor C1	—	—	634,766	—	634,766
Professional	26,095	29,780	81,981	(110,951)[5]	26,905
Transfer agent - Institutional	—	620,681	117,799	(738,480)[5]	—
Transfer agent - Service	—	—	15,580	(15,580)[5]	—
Transfer agent - Investor A	—	487,024	151,380	(638,404)[5]	—
Transfer agent - Investor B	—	—	10,021	(10,021)[5]	—
Transfer agent - Investor C/Investor C1	—	—	106,789	(106,789)[5]	—
Printing	—	108,925	124,065	(232,990)[5]	—
Licensing	—	74,416	—	(74,416)[5]	—
Registration	—	71,397	59,574	(130,971)[5]	—
Officer	—	984	296	(1,280)[5]	—
Miscellaneous	—	16,340	20,733	(37,073)[5]	—
Recoupment of past waived fees - class specific	—	—	9,439	(9,439)[5]	—

Total expenses before reimbursement	375,300	6,777,347	2,204,539	(2,102,348)	7,254,838
Less fees waived by administrator	(26,095)	—	—	(810)[5]	(26,905)
Less fees waived by administrator - class specific	—	(808)	(71,808)	72,616 [5]	—
Less transfer agent fees waived and/or reimbursed - class specific	—	—	(74,856)	74,856 [5]	—

Total expenses after fees waived	349,205	6,776,539	2,057,875	(1,955,686)	7,227,933

Net investment income	5,227,745	30,463,163	9,358,063	1,606,361	46,655,332

Pro Forma Condensed Combined Statement of Operations for

S&P 500 Stock Fund of BlackRock Funds III, S&P 500 Index Fund of BlackRock Index Funds, Inc. and

Index Equity Portfolio of BlackRock FundsSM

Twelve months ended December 31, 2011 (Unaudited)

	S&P 500 Stock Fund	S&P 500 Index Fund	Index Equity Portfolio	Adjustments	Pro Forma S&P 500 Stock Fund Combined[1]
Realized & Unrealized Gain (Loss) from the Master Portfolios
Net realized gain (loss) from investments and financial futures contracts	$(16,427,086)	$10,124,645	$(14,873,862)	$—	$(21,176,303)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	18,093,455	(7,501,223)	16,566,341	—	27,158,573

Total realized and unrealized gain	1,666,369	2,623,422	1,692,479	—	5,982,270

Net Increase in Net Assets Resulting from Operations	$6,894,114	$33,086,585	$11,050,542	$1,606,361	$52,637,602

[1]	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $417,820 attributable to the S&P 500 Index Fund.
[2]	Reflects adjustments due to changes in the underlying Master Portfolio’s expenses.
[3]	Reflects adjustments due to share conversions and S&P 500 Stock Fund’s change to a class-specific administration fee.
[4]	Reflects adjustments due to share conversions and differences in Service Shares’ service fees.
[5]	Reflects adjustments due to S&P 500 Stock Fund’s administration fee structure.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

NOTE 1 — Basis of Combination:

BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM (“Index Equity Portfolio” and together with S&P 500 Index Fund, the “Target Feeder Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Target Feeder Funds seek to achieve their investment objective by investing substantially all of their assets in Master S&P 500 Index Series (the “Target Master Portfolio”), a series of Quantitative Master Series LLC, which has the same investment objective and strategies as the Target Feeder Funds.

BlackRock S&P 500 Stock Fund (“S&P 500 Stock Fund” and together with the Target Feeder Funds, the “Feeder Funds”), a series of BlackRock Funds III, is registered under the 1940 Act, as a diversified, open-end management investment company. S&P 500 Stock Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios”), a series of Master Investment Portfolio, which has the same investment objective and strategies as S&P 500 Stock Fund.

The Boards of Trustees or Directors (the “Board”), as applicable, overseeing the Target Funds, at a meeting held on May 15-16, 2012 approved each Fund’s entering into an Agreement and Plan of Reorganization pursuant to which the Target Feeder Fund will transfer all of its assets, subject to its liabilities, to the S&P 500 Stock Fund, in exchange for a number of shares of the S&P 500 Stock Fund equal in value to the net assets of the respective Target Feeder Funds (the “Feeder Reorganization”). If a Feeder Reorganization is consummated, respective shareholders of the respective Target Feeder Fund will receive shares of the S&P 500 Stock Fund as follows:

S&P 500 Index Fund (Target Feeder Fund)	Index Equity Portfolio (Target Feeder Fund)	S&P 500 Stock Fund (Acquiring Feeder Fund)	Combined Feeder Fund
Investor A	N/A	N/A	Investor A
N/A	Investor A	N/A	Service
N/A	Investor B	N/A	Service
N/A	Investor C	N/A	Investor C1
Institutional	—	N/A	Institutional
N/A	Service	N/A	Service
N/A	Institutional	Single Class	Class K

The Boards of the Master Portfolios, at a meeting held on May 15-16, 2012 approved the Master Portfolios’ entering into an Agreement and Plan of Reorganization pursuant to which, the Target Master Portfolio will transfer all of its assets, subject to its liabilities, to the Acquiring Master Portfolio (the “Master Reorganization” and together with the Feeder Reorganizations, the “Reorganizations”).

The Reorganizations will be accounted for as tax-free mergers of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statements of assets and liabilities reflect the financial position of the Feeder Funds and Master Portfolios at December 31, 2011 as if the Reorganizations had occurred on that date. The unaudited pro forma condensed combined statements of operations reflects the results of operations of the Feeder Funds and Master Portfolios for the twelve months ended December 31, 2011 as if the Reorganizations had occurred on January 1, 2011. These statements have been derived from the books and records of the Feeder Funds and Master Portfolios utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from these estimates. As of December 31, 2011, all the securities held by the Target Master Portfolio comply with the compliance guidelines and/or investment restrictions of the Acquiring Master Portfolio. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for each Feeder Fund and Master Portfolio is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Feeder Funds and Master Portfolios included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on December 31, 2011. Following the Reorganizations, the S&P 500 Stock Fund and the Acquiring Master Portfolio will be the surviving funds.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including, in the case of the Target Feeder Funds, the costs associated with the joint special meeting of shareholders of the Target Feeder Funds, will be borne by the respective Feeder Fund and Master Portfolio incurring the expense or allocated among the Feeder Funds and Master Portfolios proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay the costs associated with the Index Equity Portfolio, the S&P 500 Stock Fund and each Master Portfolio. The estimated expenses of the Reorganizations attributed to each Feeder Fund and Master Portfolio, which include the amounts to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
S&P 500 Index Fund	Index Equity Portfolio	S&P 500 Stock Fund	Target Master Portfolio	Acquiring Master Portfolio
$417,820	$302,775	$160,829	$102,200	$117,326

NOTE 2 — Valuation:

S&P 500 Stock Fund

US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Acquiring Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Acquiring Master Portfolio. Valuation of securities held by the Acquiring Master Portfolio is discussed below.

Acquiring Master Portfolio

US GAAP defines fair value as the price the Acquiring Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Acquiring Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Acquiring Master Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Acquiring Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the manager seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Acquiring Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in the receipt of dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the S&P 500 Stock Fund that would have been issued at December 31, 2011 in connection with each proposed Feeder Reorganization. The number of shares of each class assumed to be issued is equal to the net asset value of the shares of the S&P 500 Index Fund and the Index Equity Portfolio, as of December 31, 2011, divided by the net asset value per share of the corresponding class of shares of the S&P 500 Stock Fund as of December 31, 2011. The pro forma number of shares outstanding, by class, for the S&P 500 Stock Fund consists of the following at December 31, 2011.

Class of Shares	Shares of S&P 500 Stock Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional	†	7,034,197	7,034,197
Class K	1,695,381	1,751,356	3,446,737
Service	†	1,190,423	1,190,423
Investor A	†	4,731,653	4,731,653
Investor C1	†	427,924	427,924

†	Prior to the Reorganization, the S&P 500 Stock Fund did not offer Institutional, Service, Investor A or Investor C1 Shares.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statements of operations for the twelve month period ended December 31, 2011, as adjusted, giving effect to the Reorganizations reflect changes in expenses of the S&P 500 Stock Fund and the Acquiring Master Portfolio as if the Reorganizations were consummated on January 1, 2011. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the Acquiring Feeder Fund and the Target Feeder Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, the Combined Feeder Fund will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, each of the Target Feeder Funds will make any required income or capital gain distributions prior to consummation of the reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

It is expected that significant capital loss carryovers will be forfeited as a result of the Reorganizations with respect to the Acquiring Feeder Fund. The capital loss carryforwards of the S&P 500 Index Fund should not be limited by reason of the Reorganizations. For five years beginning after the Closing Date of the Reorganizations, the Combined Feeder Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to either of the Target Feeder Funds (if any) with the expected built-in loss of the Acquiring Feeder Fund or with capital loss carryforwards attributable to any other Fund. It is possible that the shareholders of the Combined Feeder Fund will receive taxable distributions of capital gains earlier than they would have in absence of the Reorganizations. The Acquiring Feeder Fund will experience a significant increase in unrealized gains after the Reorganizations, which could increase the rate and amount of taxable distributions to existing shareholders.

Shareholders of a Target Feeder Fund may sell their shares before the reorganization takes place, which will be treated as a normal sale of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisors regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Feeder Funds and Master Portfolios through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 10.02 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be repaid by such Covered Person to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided a surety bond or some other appropriate security for such undertaking; (ii) the Trust or Series thereof is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be entitled to indemnification under this Section 10.02. In connection with any determination pursuant to clause (iii) of the preceding sentence, any Covered Person who is a Trustee and is not an Interested Person of the Trust and any Covered Person who has been a Trustee and at such time was not an Interested Person of the Trust shall be entitled to a rebuttable presumption that he or she has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 16.	Exhibits

(1)		—Declaration of Trust

(a)

—Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to BlackRock Fund III’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-54126)

(b)

—Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007. Filed on December 27, 2007 as an Exhibit to Post-Effective Amendment No. 62 to the Registration Statement.

(c)

—Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust, dated November 13, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

	(d)	—Restated Certificate of Trust of the Registrant, dated April 22, 2010. Filed April 30, 2010 as an Exhibit to Post-Effective Amendment No. 88 to the Registration Statement.

(2)		—By-laws

	(a)	—Amended and Restated By-Laws, dated November 17, 2006. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to BlackRock Fund III’s Registration Statement.

(3)		—Voting trust agreements

	(a)	—None

(4)		—Plan of Reorganization

	(a)	—Form of Agreement and Plan of Reorganization (Feeder Reorganizations) in included in Appendix II to the Combined Proxy Statement/Prospectus.

	(b)	—Form of Agreement and Plan of Reorganization (Master Reorganization) in included in Appendix III to the Combined Proxy Statement/Prospectus.

(5)		—Instruments Defining Rights of Security Holders

	(a)	—Article VII of the Amended and Restated Agreement and Declaration of Trust. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to the Registration Statement.

	(b)	—Article IV of the Amended and Restated By-Laws. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to BlackRock Fund III’s Registration Statement.

(6)		—Investment Advisory Agreements

(a)

—Investment Advisory Agreement, dated December 1, 2009, between Registrant and BlackRock Fund Advisors is incorporated herein by reference to an Exhibit to Amendment No. 40 to the Registration Statement.

(b)

—Schedule A, dated May 17, 2011, to the Investment Advisory Agreement between Registrant and BFA is incorporated herein by reference to an Exhibit to Amendment No. 44 to the Registrant’s Registration Statement, filed on May 25, 2011.

(c)

—Form of Sub Investment Advisory Agreement between Registrant and BlackRock International Limited, with respect to CoreAlpha Bond Master Portfolio, is incorporated by reference to an Exhibit of Amendment No. 45 to the Registrant’s Registration Statement filed June 29, 2011.

(d)

—Master Advisory Fee Waiver Agreement, dated December 1, 2009, between Registrant and BFA is incorporated herein by reference to an Exhibit to Amendment No. 40 to the Registrant’s Registration Statement.

(e)

—Schedule A, dated May 19, 2010, to the Master Advisory Fee Waiver Agreement between Registrant and BFA is incorporated herein by reference to an Exhibit of Amendment No. 42 to the Registrant’s Registration Statement, filed March 31, 2011.

(f)

—Form of Expense Limitation Agreement, between Registrant and BFA with respect to Russell 1000 Index Master Portfolio, ACWI ex-US Index Master Portfolio and the LifePath Index Master Portfolios is incorporated herein by reference to an Exhibit of Amendment No. 46 to the Registrant’s Registration Statement, filed June 29, 2011.

(7)		—Underwriting Contracts

(a)

—Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Global Emerging Markets Fund, Inc. (File No. 33-28248), filed on October 28, 2008.

(8)		—Bonus or Profit Sharing Contracts

—None.

(9)		—Custodian Agreements

(a)

—Form of Service Module for Custodial Services between Registrant and State Street Bank and Trust Company on behalf of the Funds. Filed June 29, 2011 as an Exhibit of Post-Effective Amendment No. 125 to the Registrant’s Registration Statement.

(10)		—Rule 12b-1 Plan

(a)

—Distribution and Service Plan for Service, Investor A, Investor C1 and Service shares is incorporated herein by reference to Exhibit [            ] of Post-Effective Amendment No. [    ] to Registrant’s Registration Statement on Form N-1A filed on [            ] 2012.

(11)		—Legal Opinions

	(a)	—Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered is filed herewith.

(12)	(a)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of BlackRock S&P 500 Stock Fund and BlackRock S&P 500 Index Fund discussed in the Prospectus/Proxy Statement is filed herewith.

(b)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of BlackRock S&P 500 Stock Fund and BlackRock Index Equity Portfolio discussed in the Prospectus/Proxy Statement is filed herewith.

(c)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of S&P 500 Stock Master Portfolio and Master S&P 500 Index Series discussed in the Prospectus/Proxy Statement is filed herewith.

(13)		—Other Material Contracts

	(a)	—Master Services Agreement between Registrant and State Street dated April 21, 2011. Filed June 29, 2011 as an Exhibit to Registrant’s Post-Effective Amendment No. 125.

	(b)	—Exhibit A to Master Services Agreement between Registrant and State Street. Filed June 29, 2011 as an Exhibit to Registrant’s Post-Effective Amendment No. 125.

(c)

—Form of Service Module for Transfer Agency Services between Registrant, with respect to certain Funds, and State Street. Filed June 29, 2011 as an Exhibit to Registrant’s Post-Effective Amendment No. 125.

(d)

—Amended and Restated Shareholder Servicing Plan, with respect to only the S&P 500 Stock Fund and Bond Index Fund, dated March 26, 2008. Filed April 29, 2008 as Exhibit to Registrant’s Post-Effective Amendment No. 66.

	(e)	—Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto. Filed March 1, 2010 as Exhibit to Registrant’s Post-Effective Amendment No. 84.

(f)

—Amended and Restated Shareholder Servicing and Processing Plan with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto. Filed March 1, 2010 as Exhibit to Registrant’s Post-Effective Amendment No. 84.

(g)

—Amended and Restated Administration Agreement between Registrant and Barclays Global Investors, N.A. (“BGI”), dated May 1, 2006. Filed April 28, 2006 as Exhibit to Registrant’s Post-Effective Amendment No. 58.

(h)

—Amended Appendix A to the Amended and Restated Administration Agreement between the Registrant and BGI, dated September 3, 2009. Filed October 30, 2009 as an Exhibit to Registrant’s Post-Effective Amendment No. 78.

(i)

—Amended Appendix B to the Amended and Restated Administration Agreement between the Registrant and BGI, dated November 18, 2008. Filed November 21, 2008 as Exhibit to Registrant’s Post-Effective Amendment No. 67.

(j)	—Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1, 2006. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to the Registration Statement.

(k)

—Schedule A to the Master Administration Fee Waiver Agreement between Registrant and BGI, dated November 13, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

(l)

—Sub-Administration Agreement among Registrant, BGI, and Investor’s Bank and Trust Company (“IBT”) on behalf of the Funds, dated October 21, 1996. Filed June 30, 1997 as Exhibit to Registrant’s Post-Effective Amendment No. 14.

(m)	—Amendment to Sub-Administration Agreement among Registrant, BGI and IBT, effective December 31, 2002. Filed March 2, 2006 as an Exhibit to Registrant’s Post-Effective Amendment No. 57.

(n)	—Amendment to Sub-Administration Agreement among Registrant, BGI and IBT, effective September 1, 2004. Filed April 28, 2006 as Exhibit to Registrant’s Post-Effective Amendment No. 58.

(o)

—Amendment to Sub-Administration Agreement among Registrant, BGI and IBT, effective January 1, 2006. Filed on April 30, 2007 as an Exhibit to Post-Effective Amendment No. 59 to the Registration Statement.

(p)	—Amendment to Sub-Administration Agreement among Registrant, BGI and IBT, effective January 1, 2007. Filed on April 30, 2007 as an Exhibit to the Registration Statement.

(q)	—Revised Master Fee Schedule to the Sub-Administration Agreement between Registrant and IBT, dated January 1, 2006. Filed on April 30, 2007 as an Exhibit to the Registration Statement.

(r)

—Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Funds, dated December 31, 1997. Filed June 30, 1998 as Exhibit to Registrant’s Post-Effective Amendment 15.

(s)	—Financial Services Agreement between Registrant and Merrill Lynch on behalf of the Funds, dated December 31, 1997. Filed June 30, 1998 as Exhibit to Registrant’s Post-Effective Amendment 15.

(t)	—License Agreement between Standard & Poor’s and BGI, dated January 1, 2003. Filed March 2, 2006 as an Exhibit to Registrant’s Post-Effective Amendment No. 57.

(u)

—Amended and Restated Securities Lending Agency Agreement between Registrant and BGI, dated November 2, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

(v)

—Schedule A to the Amended and Restated Securities Lending Agency Agreement between Registrant and BGI, dated November 2, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

(w)

—Exhibit A to the Amended and Restated Securities Lending Agency Agreement between Registrant and BGI, dated November 2, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

(x)

—Independent Expense Reimbursement Agreement among Registrant, Master Investment Portfolio, BGI and Barclays Global Fund Advisors, dated November 13, 2009. Filed on December 29, 2009 as an Exhibit to Post-Effective Amendment No. 81 to the Registration Statement.

(y)

—Form of Administration Agreement between Registrant, with respect to the Funds set forth in Appendix A, and BlackRock Institutional Trust Company, N.A. dated February 22, 2010. Filed April 30, 2010 as an Exhibit to Post-Effective Amendment No. 88 to the Registration Statement.

(z)

—Form of Appendix A, dated February 22, 2010, to the Administration Agreement between Registrant and BlackRock Institutional Trust Company, N.A. dated February 22, 2010. Filed April 30, 2010 as an Exhibit to Post-Effective Amendment No. 88 to the Registration Statement.

(aa)

—Form of Administration Agreement between the Registrant, on behalf of certain portfolios of the Registrant, and BlackRock Institutional Trust Company, N.A. dated February 14, 2011. Filed March 30, 2011 as an Exhibit to Registrant’s Post-Effective Amendment No. 106.

(bb)

—Form of Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BlackRock Bond Fund, Inc. (formerly Merrill Lynch Bond Fund, Inc.) (File No. 2-62329), filed on September 15, 2006.

(cc)

—Amended and Restated Securities Lending Agency Agreement, dated November 2, 2009, between Master Investment Portfolio and BGI[10] filed as Exhibit (h)(9) is incorporated herein by reference to Amendment No. 40.

(dd)

—Schedule A and Exhibit A to the Amended and Restated Securities Lending Agency Agreement between Master Investment Portfolio and BGI[11] is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A of the Registrant (File No. 33-54126) filed on June 29, 2011.

(14)		—Consents

	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock S&P 500 Index Fund and BlackRock Index Equity Portfolio is filed herewith.

	(b)	—Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the BlackRock S&P 500 Stock Fund is filed herewith.

(15)		—Omitted Financial Statements

	(a)	—None.

(16)		—Power of Attorney

	(a)	—Power of Attorney is included on the signature page.

(17)	(a)	—Form of Proxy Card (BlackRock S&P 500 Index Fund) is filed herewith.

	(b)	—Form of Proxy Card (BlackRock Index Equity Portfolio) is filed herewith.

(c)

—Prospectus and Statement of Additional Information of BlackRock S&P 500 Stock Fund, each dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement, filed on April 27, 2012)

(d)

—Prospectus and Statement of Additional Information of BlackRock S&P 500 Index Fund, each dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of BlackRock Index Funds, Inc. on Form N-1A (File No. 333-15265), filed on April 27, 2012)

[10]	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as BGI.

(e)

—Prospectus and Statement of Additional Information of BlackRock Index Equity Portfolio, each dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 216 to the Registration Statement of BlackRock FundsSM on Form N-1A (File No. 033-26305), filed on April 27, 2012)

(f)

—Annual Report to Shareholders of BlackRock S&P 500 Stock Fund for the year ended December 31, 2011 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on March 2, 2012).

(g)

—Annual Report to Shareholders of BlackRock S&P 500 Index Fund for the year ended December 31, 2011 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of BlackRock Index Funds, Inc., filed on March 2, 2012).

(h)

—Annual Report to Shareholders of BlackRock Index Equity Portfolio for the year ended December 31, 2011 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of BlackRock FundsSM, filed on March 2, 2012).

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 5th day of July, 2012.

BLACKROCK FUNDS III (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski, President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Howard Surloff, Ben Archibald, Aaron Wasserman, John M. Perlowski, Neal J. Andrews, Jay M. Fife, Brendan Kyne and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 5, 2012

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 5, 2012

/S/ DAVID O. BEIM (David O. Beim)	Trustee	July 5, 2012

/S/ RONALD W. FORBES (Ronald W. Forbes)	Trustee	July 5, 2012

/S/ DR. MATINA S. HORNER (Dr. Matina S. Horner)	Trustee	July 5, 2012

(Rodney D. Johnson)	Trustee	July 5, 2012

/S/ HERBERT I. LONDON (Herbert I. London)	Trustee	July 5, 2012

/S/ IAN A. MACKINNON (Ian A. MacKinnon)	Trustee	July 5, 2012

/S/ CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Trustee	July 5, 2012

/S/ JOSEPH P. PLATT (Joseph P. Platt)	Trustee	July 5, 2012

Signature	Title	Date

/S/ ROBERT C. ROBB, JR. (Robert C. Robb, Jr.)	Trustee	July 5, 2012

/S/ TOBY ROSENBLATT (Toby Rosenblatt)	Trustee	July 5, 2012

/S/ KENNETH L. URISH (Kenneth L. Urish)	Trustee	July 5, 2012

(Frederick W. Winter)	Trustee	July 5, 2012

/S/ PAUL L. AUDET (Paul L. Audet)	Trustee	July 5, 2012

/S/ HENRY GABBAY (Henry Gabbay)	Trustee	July 5, 2012

EXHIBIT INDEX

Exhibit No.		Description

11	(a)	—Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered.

(12	)(a)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of BlackRock S&P 500 Stock Fund and BlackRock S&P 500 Index Fund discussed in the Prospectus/Proxy Statement is filed herewith.

(b)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of BlackRock S&P 500 Stock Fund and BlackRock Index Equity Portfolio discussed in the Prospectus/Proxy Statement is filed herewith.

(c)

—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of S&P 500 Stock Master Portfolio and Master S&P 500 Index Series discussed in the Prospectus/Proxy Statement is filed herewith.

14	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock S&P 500 Index Fund and BlackRock Index Equity Portfolio.

	(b)	—Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for BlackRock S&P 500 Stock Fund.

17	(a)	—Form of Proxy Card (BlackRock S&P 500 Index Fund).

17	(b)	—Form of Proxy Card (BlackRock Index Equity Portfolio).